EXHIBIT 2.1


MARTIN J. BRILL (SBN 53220)
SUSAN K. SEFLIN (SBN 213865)
LEVENE, NEALE, BENDER, RANKIN & BRILL L.L.P.
1801 Avenue of the Stars, Suite 1120
Los Angeles, California 90067
Telephone:  (310) 229-1234
Facsimile:  (310) 229-1244

Attorneys for Cetalon Corporation, Inc.,
Chapter 11 Debtor and Plan Proponent

                         UNITED STATES BANKRUPTCY COURT

                         CENTRAL DISTRICT OF CALIFORNIA

                              LOS ANGELES DIVISION
--------------------------------------------------------------------------------
In re:                                   )  Case No. LA 03-11306-VZ
                                         )
CETALON CORPORATION, INC.                )  Chapter 11
a Nevada corporation,                    )
                                         )  ORDER CONFIRMING DEBTOR'S SECOND
                                         )  AMENDED PLAN OF
                           Debtor.       )  REORGANIZATION FOR CETALON
                                         )  CORPORATION, INC.
                                         )
                                         )  CONFIRMATION HEARING
                                         )
                                         )  Date:    May 27, 2004
                                         )  Time:    1:30 p.m.
                                         )  Place:   Courtroom 1368
                                         )           255 E. Temple St.
                                         )           Los Angeles, CA
--------------------------------------------------------------------------------

         A hearing  was held on May 27, 2004 at 1:30 p.m.  before the  Honorable

Vincent P. Zurzolo,  United States  Bankruptcy Judge for the Central District of

California,  in his  Courtroom  "1368,"  Edward R. Roybal  Federal  Building and

Courthouse,  located  at 255 E.  Temple  Street,  Los  Angeles,  California,  to

consider  confirmation of the SECOND AMENDED JOINT PLAN OF  REORGANIZATION  (the

"Plan")1,  proposed  by Cetalon  Corporation,  Inc.,

------------
1 Capitalized terms not otherwise defined in this Order have the meanings ascribed to them in the Plan.

the Chapter 11 debtor and debtor in possession herein (the "Debtor"). Martin J.

Brill of Levene, Neale, Bender, Rankin & Brill L.L.P. appeared on behalf of the

Debtor. Other appearances, if any, were as reflected on the Court's record.


         The Plan having been served  upon all of the  Debtor's  Creditors,  the

Office of the United States Trustee,  and all other parties in interest required to be served, and timely and proper notice of the hearing on confirmation of the

Plan having been given,  and the Court having read and  considered the Plan, the voting on the Plan, the Debtor's  motion in support of confirmation of the Plan,

together  with the  accompanying  Memorandum of Points and  Authorities  and the

Declaration  of A. John A. Bryan,  Jr. filed in support of  confirmation  of the

Plan,  the analysis of ballots for  accepting or  rejecting  the Debtor's  Plan,

together with the  Declaration of Bambi Clark filed in support of such analysis,

and the arguments and representations of counsel at the hearing on confirmation,

and there being no objections to confirmation of the Plan, the Court's  findings as stated at the confirmation hearing, and good cause appearing therefor,


         THIS COURT HEREBY FURTHER FINDS AS FOLLOWS:


         1. The  Debtor  has  satisfied  each and every  requirement  of Section

1129(a) of the Bankruptcy Code necessary for this Court to confirm the Plan.


         2. The Plan complies with the  provisions of Section  1129(a)(1) of the

Bankruptcy  Code in that the Plan  complies  with the  applicable  provisions of

Chapter 11 of the Bankruptcy Code.


         3. The Plan complies with the  provisions of Section  1129(a)(2) of the

Bankruptcy  Code in that the Debtor has complied with the applicable  provisions of Chapter 11 of the Bankruptcy Code.

         4. The Plan complies with the  provisions of Section  1129(a)(3) of the

Bankruptcy  Code in that the Debtor has  proposed the Plan in good faith and not by any means forbidden by law.


         5. The Plan complies with the  provisions of Section  1129(a)(4) of the

Bankruptcy  Code in that any payment  made or to be made by the Debtor under the

Plan for services or for costs and expenses in or in  connection  with the Case,

or in connection  with the Plan and incident to the Case,  has been approved by,

or is subject to the approval of, this Court as reasonable.


         6. The Plan complies with the  provisions of Section  1129(a)(5) of the

Bankruptcy  Code  in  that  (i)  the  Debtor  has  disclosed  the  identity  and affiliations  of any individual  proposed to serve,  after  confirmation  of the

Plan, as a director,  officer,  Liquidating  Trustee,  or voting  trustee of the

Debtor,   the  Reorganized  Debtor  or  the  Liquidating  Trust;  and  (ii)  the

appointment to, or continuance in, such office of such individual, is consistent with the  interests of  Creditors  and equity  security  holders and with public policy; and (iii) the Debtor has disclosed the identity of any insider that will be employed or retained by the Reorganized  Debtor or the Liquidating  Trust and

the nature of any compensation for such insider.


         7. Section  1129(a)(6) of the Bankruptcy  Code is  inapplicable  to the

Plan.


         8. The Debtor's Plan complies with the provisions of Section 1129(a)(7)

of the Bankruptcy Code in that, with respect to each impaired Class of Claims or

Interests,  each  holder of a Claim or  Interest  of such  Class has  either (i)

accepted  the Plan or (ii) will  receive or retain  under the Plan on account of such Claim or Interest  property  of a value,  as of the  Effective  Date of the

Plan,  that is not less than the  amount  that such  holder  would so receive or retain if the Debtor was liquidated under Chapter 7 of the Bankruptcy Code.

         9. The Plan complies with the  provisions of Section  1129(a)(8) of the

Bankruptcy Code in that, with respect to each Class of Claims or Interests, such

Class has either accepted the Plan or such Class is not impaired under the Plan.


         10. The Plan complies with the provisions of Section  1129(a)(9) of the

Bankruptcy  Code in that,  except to the extent that the holder of a  particular

Claim has either affirmatively  agreed, or consented to a different treatment of such Claim by failing to object,  the Plan  provides  that (A) with respect to a claim of a kind  specified in Section  507(a)(1) or 507(a)(2) of the  Bankruptcy

Code, on the Effective  Date of the Plan,  the holder of such Claim will receive on account of such Claim cash equal to the  allowed  amount of such  Claim;  (B)

with  respect to a Class of Claims of a kind  specified  in  Section  507(a)(3),

507(a)(4),  507(a)(5),  507(a)(6),  or 507(a)(7) of the  Bankruptcy  Code,  each holder of a Claim of such Class will receive cash on the  Effective  Date of the

Plan equal to the allowed amount of such Claim;  and (C) with respect to a Claim of a kind specified in Section  507(a)(8) of the Bankruptcy  Code, the holder of such  Claim will  receive  on account of such Claim (i) the full  amount of such

Claim on the Effective Date of the Plan, or (ii) deferred cash payments,  over a period not exceeding six years after the date of assessment of such Claim,  of a value, as of the Effective Date of the Plan, equal to the allowed amount of such

Claim.


         11. The Plan complies with the provisions of Section 1129(a)(10) of the

Bankruptcy  Code in that at least one class of claims that is impaired under the

Plan has accepted the Plan,  determined  without including any acceptance of the

Plan by any  insider.


         12. The Plan complies with the provisions of Section 1129(a)(11) of the

Bankruptcy  Code in that  the  confirmation  of the  Plan  is not  likely  to be followed by the liquidation,  or the need for further financial  reorganization,

of  the  Debtor  or  the  Reorganized   Debtor,   unless  such   liquidation  or

reorganization is proposed in the Plan.

         13. The Plan complies with the provisions of Section 1129(a)(12) of the

Bankruptcy  Code in that all fees  payable  under  Section  1930 of Title 28, as determined by this Court at the confirmation hearing, have been paid or the Plan provides for the payment of all such fees on the Effective Date of the Plan.


         14.  There are no retiree  benefits  which are or may be required to be paid  by the  Debtor.  Thus,  Section  1129(a)(13)  of the  Bankruptcy  Code  is

inapplicable  to the Plan.


         15.  The  primary  purpose  of the  Plan is not  avoidance  of taxes or avoidance of the  requirements  of Section 5 of the  Securities  Act of 1933, as

amended,  and  there  has  been no  objection  filed  by any  governmental  unit asserting such  avoidance.  Thus, the Plan complies with Section  1129(d) of the

Bankruptcy Code.


         16.The Plan should therefore be confirmed pursuant to the provisions of

Section  1129(a) of the  Bankruptcy  Code as the Debtor has  satisfied  each and every provision of Section 1123 and Section 1129 of the Bankruptcy Code.


         17. All notices required to be given or provided in connection with the

Plan were given in accordance with the Bankruptcy Code and the Bankruptcy  Rules and such notice was appropriate under the particular  circumstances of this Case in accordance with Section 102(1)(A) of the Bankruptcy Code and otherwise.


         BASED UPON ALL OF THE FOREGOING, IT IS HEREBY:

         ORDERED,  that the Plan, a copy of which is attached  hereto as Exhibit

"A," shall be, and hereby is, confirmed; and it is further


         ORDERED,  that the provisions of the Plan and this Order are binding on the Debtor, the Reorganized  Debtor, the Debtor's Estate, the Liquidating Trust,

any entity  acquiring  property  under the Plan, and any and all of the Debtor's

Creditors,  equity  security  holders,  and/or any other Claim  and/or  Interest holder,  including,  without  limitation,  the  holder  of any

Claim of a kind specified in 11 U.S.C.  ss. 502(g),  (h) or (i), whether or not:

(a) a proof of Claim  based on such a debt is  filed or  deemed  filed  under 11

U.S.C.  ss. 501; (b) such Claim is allowed  under 11 U.S.C.  ss. 502; or (c) the holder of such Claim has accepted the Plan; and it is further


         ORDERED,  that any judgment at any time obtained in any other Court, to the extent that such judgment is a determination  of the liability of the Debtor with respect to any debt that is  discharged  under the Plan is void;  and it is further


         ORDERED,  that the  commencement  or  continuation  of any action,  the employment  of  process,  or any act to  collect,  recover,  or offset any debts and/or Claims against the Debtor, the Reorganized  Debtor, the Liquidating Trust

and/or the Debtor's Estate is hereby forever enjoined; and it is further


         ORDERED,  that  the  Effective  Date of the  Plan  shall  be the  first

Business  day that is at least  ten (10)  days  following  entry of this  Order,

assuming there has been no appeal from, or order staying the  effectiveness  of,

this Order; and it is further


         ORDERED,  that, on the Effective Date, any unexpired lease or executory contract not expressly  assumed by the Debtor in conjunction  with and as of the confirmation  of the Plan or which  have not  been  previously  rejected  by the

Debtor during this Case,  shall be, and is hereby,  rejected,  and unless Claims based upon rejection of these executory  contracts  and/or  unexpired leases are filed timely pursuant to Bankruptcy Rules, they shall be forever barred;  and it is further


         ORDERED,  that all Claims  against or  assertions  of  Interest  in the

Debtor and/or the Debtor's Estate not filed on or before the applicable bar date set by this Court,  or not otherwise  allowed in accordance  with the Bankruptcy

Code and  Bankruptcy  Rules,  shall be forever  barred  whether  such  Claims or

Interests  arose  before  or after  the  Petition  Date,  except  those  fees of professionals that are entitled to priority; and it is further

         ORDERED, that Claim holders shall not receive any distribution from the

Debtor or the  Reorganized  Debtor other than as  specifically  set forth in the

Plan; and it is further


         ORDERED, that except for the Administrative Cash, on the Effective Date all property of the Debtor's  Estate,  including the Recovery  Rights,  shall be irrevocably assigned,  transferred and conveyed to the Liquidating Trust; and it is further


         ORDERED,  that  upon  the  entry of this  Order,  all  property  of the

Debtor's  estate not  transferred to the  Liquidating  Trust shall revest in the

Reorganized Debtor; and it is further


         ORDERED,  that,  except as  provided in the Plan,  the  property of the

Debtor  transferred to the Liquidating Trust and to the Reorganized Debtor shall be free and clear of all Claims and Interests of Creditors  and equity  security holders; and it is further


         ORDERED,  that except as otherwise  provided in the Plan,  all stock of the  Reorganized  Debtor shall be issued under the exemption  from  registration requirements of the Security Act (and the equivalent  state  securities or "blue sky"  laws)  provided  by  Section  1145(a)(1)  of the Code with  respect to the issuance of such securities; and it is further


         ORDERED,  that any fees required to be paid pursuant to Section 1930 of

Title 28 of the United  States Code shall be paid prior to the  Effective  Date;

and it is further


         ORDERED, that the Debtor and the Liquidating Trustee shall be, and they are hereby,  authorized  and empowered to execute any and all documents and take such other actions as may be necessary to implement the  provisions of the Plan,

including, but not limited to, the merger of the Debtor with Cadogan Limited and

Optron Technologies, Inc.; and it is further


         ORDERED,  that this Court shall and it hereby does retain  jurisdiction over this Case in the manner described in the Bankruptcy Code; and it is further


         ORDERED,  that a  post-confirmation  status re  conference in this Case shall be held on October 7, 2004 at 9:30 a.m.; and it is further

         ORDERED,  that at least  ten (10) days  prior to the  post-confirmation conference,  Liquidating  Trustee shall submit a status report  explaining  what progress has been made toward consummation of the Plan. The initial report shall be served on the United States Trustee,  the members of the Creditors' Committee and those parties who request  special  notice.  Further status reports shall be filed and served every 120 days thereafter until a final decree closing the Case has been entered and shall be served on the same entities, unless ordered by the

Court; and it is further

         ORDERED, that as and when the Plan has been substantially  consummated,

or it is otherwise  appropriate,  the Liquidating  Trustee shall move the Court,

pursuant to Section 350 of the Code and Bankruptcy Rule 3022, for a final decree and order closing the Case.



Dated:

                                                  /s/ Vincent P. Zurzolo
                                                  ------------------------------
                                                  HONORABLE VINCENT P. ZURZOLO,
                                                  UNITED STATES BANKRUPTCY JUDGE



SUBMITTED BY:

LEVENE, NEALE, BENDER, RANKIN & BRILL L.L.P.





By /s/ Martin J. Brill
----------------------
MARTIN J. BRILL

By /s/ Susan K. Seflin
----------------------
SUSAN K. SEFLIN


Attorneys for Chapter 11 Debtor and
Debtor-in-Possession

MARTIN J. BRILL (SBN 53220)
SUSAN K. SEFLIN (SBN 213865)
LEVENE, NEALE, BENDER, RANKIN & BRILL L.L.P.
1801 Avenue of the Stars, Suite 1120
Los Angeles, California 90067
Telephone:  (310) 229-1234
Facsimile:  (310) 229-1244

Attorneys for Cetalon Corporation, Inc.,
Chapter 11 Debtor and Debtor in Possession

                         UNITED STATES BANKRUPTCY COURT

                         CENTRAL DISTRICT OF CALIFORNIA

                              LOS ANGELES DIVISION

--------------------------------------------------------------------------------
In re:                                  ) Case No. LA 03-11306-VZ
                                        )
CETALON CORPORATION, INC.               )
a Nevada corporation,                   ) Chapter 11
                                        )
                  Debtor.               ) SECOND  AMENDED DISCLOSURE STATEMENT
                                        ) AND PLAN OF REORGANIZATION FOR
                                        ) CETALON CORPORATION, INC.
                                        )
                                        ) DISCLOSURE STATEMENT HEARING
                                        )
                                        ) Date:      May 27, 2004
                                        ) Time:      1:30 p.m.
                                        ) Place:     Courtroom 1368
                                        )            255 E. Temple St.
                                        )            Los Angeles, CA
                                        )
                                        ) CONFIRMATION HEARING
                                        ) --------------------
                                        ) Date:      [TO BE SET]
                                        ) Time:      [TO BE SET]
                                        ) Place:     Courtroom 1368
                                        )                 255 E. Temple St.
                                        )                 Los Angeles, CA
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

I          Introduction .............................................2

II         Definitions and Rules of Construction ....................3

           A.        Specific Definitions ...........................3

           B.        Interpretation, Rules of Construction,
                     and Computation of Time .......................12

III        GENERAL DISCLAIMER AND VOTING PROCEDURE .................14

IV         WHO MAY OBJECT TO CONFIRMATION OF THE PLAN ..............15

V          WHO MAY VOTE TO ACCEPT OR REJECT THE PLAN ...............15

VI         VOTES NECESSARY TO CONFIRM THE PLAN .....................18

VII        INFORMATION REGARDING VOTING IN THIS CASE ...............18

VIII DESCRIPTION OF DEBTOR'S PAST AND FUTURE BUSINESS
           AND EVENTS PRECIPITATING BANKRUPTCY FILING ..............19

IX         CRITICAL PLAN PROVISIONS ................................36

X          DESCRIPTION AND TREATMENT OF CLAIMS .....................38

           A.        Overview of Plan Payments .....................38

           B.        Administrative Expenses .......................43

           C.        Priority Claims ...............................45

           D.        Unsecured Tax Claims ..........................46

           E.        Class One .....................................47

           F.        Class Two .....................................48

           G.        Class Three ...................................49

XI         SOURCE OF MONEY TO PAY CLAIMS AND INTEREST HOLDERS ......49

XII        FINANCIAL RECORDS TO ASSIST IN DETERMINING WHETHER
           PROPOSED PAYMENT IS FEASIBLE ............................51

XIII ASSETS AND LIABILITIES OF THE ESTATE ..........................52

           A.        Assets ........................................52

           B.        Liabilities ...................................52

           C.        Summary .......................................52

XIV        TREATMENT OF NONCONSENTING CLASSES ......................52

XV         TREATMENT OF NONCONSENTING MEMBERS OF CONSENTING
           CLASS (CHAPTER 7 LIQUIDATION ANALYSIS) ..................54

XVI        FUTURE DEBTOR ...........................................56

           A.        Management of Debtor/Liquidating Trust ........56

           B.        Disbursing Agent ..............................61

           C.        Future Financial Outlook ......................61

XVII       SALE OF PROPERTY, ASSUMPTION OF CONTRACTS AND
           LEASES; OTHER PROVISIONS ................................62

XVIII BANKRUPTCY PROCEEDINGS .......................................63

XIX        CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF PLAN .........67

           A.        Introduction ..................................67

           B.        Generally .....................................69

           C.        Taxation of the Liquidating Trust .............69

           D.        Tax Consequences to the Debtor ................73

                     1.        Transfer to the Liquidating Trust ...73

                     2.        Reduction of Indebtedness ...........74

           E.        Tax Consequences to Creditors .................76

                     1.        Generally ...........................76

                     2.        Payments From the Liquidating Trust .78

                     3.        Receipt of Interest .................79

                     4.        Withholding .........................80

           F.        General Disclaimer ............................80

XX         EXEMPTION FROM REGISTRATION, RESALE ISSUES AND
           RESTRICTIONS ON SALE ....................................81

XXI        AMENDMENT TO CHARTER DOCUMENTS OF DEBTOR AND OTHER
           MATTERS .................................................82

           A.        Cancellation of Outstanding Securities of
                     Debtor ........................................82

           B.        Amendments to Articles of Incorporation .......82

           C.        Take Required Actions .........................83

XXII       EFFECT OF CONFIRMATION OF THE PLAN ......................84

           A.        General Comments ..............................84

           B.        Discharge of Liability for Payment of Debts;
                     Status of Liens; Equity Security Holders ......85

           C.        Modification of the Plan ......................85

           D.        Post-Confirmation Cause of Action .............85

           E.        Final Decree ..................................86

XXIII DECLARATION IN SUPPORT OF DISCLOSURE STATEMENT
            AND PLAN................................................86

DECLARATION OF CHRISTOPHER GRIVAKES IN SUPPORT OF
            DEBTOR'S SECOND AMENDED PLAN OF REORGANIZATION..........90

                                 I. INTRODUCTION

           On January 15, 2003, CETALON CORPORATION,  INC., a Nevada corporation and the Chapter 11 debtor and debtor in possession in the above  captioned  case

(the "Debtor"),  filed a bankruptcy  petition under Chapter 11 of the Bankruptcy

Code ("Code").  The document you are reading is both the Plan of  Reorganization

(the "Plan") and the  Disclosure  Statement.  The Debtor (the  "Proponent")  has

proposed  the  Plan to  treat  the  Claims  of the  Debtor's  Creditors  and the

Interests of shareholders. A disclosure statement describes the assumptions that underlie  the Plan and how the  Plan  will be  executed.  The  Bankruptcy  Court

("Court")  has  approved  the form of this  document as an  adequate  disclosure statement,  containing enough information to enable parties affected by the Plan to make an informed judgment about the Plan. The Court has not yet confirmed the

Plan, which means the terms of the Plan are not now binding on anyone.


           The  Proponent  has  reserved  May 27, 2004 at 1:30 p.m. in Courtroom

1368 for a hearing to determine whether the Court will confirm the Plan.


           Any interested party desiring further information should contact:
                  Levene, Neale, Bender, Rankin & Brill L.L.P.
                      1801 Avenue of the Stars, Suite 1120
                              Los Angeles, CA 90067
                              Phone: (310) 229-1234
                               Fax: (310) 229-1244
                           Attention: Martin J. Brill

                    II. DEFINITIONS AND RULES OF CONSTRUCTION



     A. SPECIFIC DEFINITIONS.  In addition to such other terms as are defined in other sections hereof, the following terms shall have the following meanings:

         1. "ADMINISTRATIVE CASH" means that cash deposited in a segregated bank account which is the proceeds  realized by the Debtor's  Motion to Obtain Credit

Through the Issuance of Promissory Notes Pursuant to 11 U.S.C. ss. 564(c).

         2.   "ADMINISTRATIVE   CLAIM"   means  a  Claim  for   payment   of  an

administrative  expense of a kind  specified  in Section  503(b) of the Code and referred to in Section  507(a)(l) of the Code,  including,  without  limitation,

compensation of and  reimbursement of costs to  Professionals,  and all fees and charges assessed against the Debtor and the Estate under 28 U.S.C. ss. 1930.

         3.  "ALLOWED  ADMINISTRATIVE  CLAIM"  means all or that  portion  of an

Administrative Claim which is an Allowed Claim.

         4.  "ALLOWED  CLAIM"  means  that  portion  of a Claim:  (a)  which was scheduled by the Debtor pursuant to Section 521 of the Code,  other than a Claim scheduled as disputed, contingent or unliquidated; (b) proof of which was timely filed with the Court,  and as to which no objection has been filed; or (c) which has otherwise been allowed by a Final Order.

         5. "ALLOWED  INTEREST"  means any Interest in the Debtor:  (a) proof of which was filed on or before the date  designated  by the Court as the last date for filing  proofs of Interest in the Debtor;  or (b) which is registered in the stock  register  maintained by or on behalf of the Debtor,  as of the date to be established in the Confirmation Order for the purpose of determining the holders of Allowed Interests to receive distributions  pursuant to the Plan, and in each such case in clauses (a) and (b) above,  an Interest as to which no objection to the  allowance  thereof  has been  interposed  within the  applicable  period of limitation fixed by the Plan, the Code, the Bankruptcy  Rules, or a Final Order,

or as to which an  objection  has been  interposed  and such  Interest  has been allowed in whole or in part by a Final Order.

         6.  "ALLOWED  PRIORITY  CLAIM"  means all or that portion of a Priority

Claim which is an Allowed Claim.

         7. "ALLOWED  SECURED CLAIM" means an Allowed Claim secured by a lien on any property of the Estate,  but only to the extent of the value of the interest of the  holder  of such  Allowed  Claim in the  interest  of the  Estate in such property,  the  calculation  of which  shall not  include any demand for default interest, penalty interest or other similar demands.

         8.  "ALLOWED  TAX CLAIM" means all or that portion of a Tax Claim which is an Allowed Claim.

         9. "BANKRUPTCY RULES" means the Federal Rules of Bankruptcy  Procedure,

as applicable from time to time in this Case.

         10.  "BUSINESS DAY" means any day other than a Saturday,  a Sunday or a

"legal holiday" (as defined in Bankruptcy Rule 9006(a)).

         11.  "CASE"  means the chapter 11 case under the Code  commenced by the

Debtor on the Petition Date.

         12. "CASH" means lawful  currency of the United States and  equivalents thereof,  including, but not limited to: bank deposits, wire transfers,  checks,

and other similar items.

         13.  "CLAIM"  means  (a) any  right  to  payment  against  the  Debtor,

including  claims  for  administrative  expenses,  whether  or not such right is reduced to  judgment,  liquidated,  unliquidated,  fixed,  contingent,  matured,

unmatured, disputed, undisputed, legal, equitable, secured or unsecured; and (b)

any right to an equitable  remedy for breach of performance if such breach gives rise to a right to payment  against the Debtor,  whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent,  matured, unmatured,

disputed, undisputed, secured or unsecured, in either case, however, only to the extent such right arose prior to the Confirmation Date.

         14. "CLASS" means a group of Claims or Interests classified together in a class designated in Article III of the Plan.

         15.  "CODE" means the  Bankruptcy  Code, as codified in Title 11 of the

United  States Code, 11 U.S.C.  ss.ss.  101 et seq.,  including  all  amendments thereto to the extent such amendments are applicable to the Case.

         16.  "COMMITTEE"  means the Official  Committee of Unsecured  Creditors appointed by the Office of the United  States  Trustee in the Case, as it may be

constituted from time to time.

         17.  "CONFIRMATION  DATE"  means the date of entry of the  Confirmation

Order.

         18.  "CONFIRMATION  HEARING"  means the hearing  before the Court to be held in accordance with section 1128(a) of the Code.

         19.  "CONFIRMATION  ORDER" means the order of the Court  confirming the

Plan pursuant to section 1129 of the Code.

         20.  "COURT" means the United States  Bankruptcy  Court for the Central

District of California,  Los Angeles  Division,  or such other court as may have jurisdiction over the Case.

         21. "CREDITOR" means any holder of a Claim.

         22.  "DEBTOR" means Cetalon  Corporation,  Inc., a Nevada  corporation,

whether as debtor or as debtor-in-possession.

         23. "DISPUTED CLAIM" means any Claim which is not an Allowed Claim.

         24.   "EFFECTIVE   DATE"  means  the  eleventh  (11th)  day  after  the

Confirmation Date (or the first Business Day thereafter).

         25. "ENTITY" means an individual, a corporation, a general partnership,

a  limited  partnership,  a  limited  liability  company,  a  limited  liability partnership,  an association, a joint stock company, a joint venture, an estate,

a  trust,  an  unincorporated  organization,  a  government  or any  subdivision thereof, or any other entity.

         26.  "ESTATE"  means the estate  created by section  541(a) of the Code upon the Petition Date.

         27.  "FINAL  ORDER"  means an  order  or  judgment  of the  Court,  the operation  or effect of which has not been  stayed,  and as to which the time to appeal or to seek reargument or rehearing has expired and as to which no appeal,

reargument,  or  petition  for  rehearing  or  certiorari  has been  taken or is pending.

         28. "INTEREST" means (a) the common or preferred stock or any ownership rights in the  common  or  preferred  stock of the  Debtor,  and (b) any  right,

warrant or option,  however  arising,  to acquire the common  stock or any other equity interest, or any rights therein, of the Debtor.

         29. "INTEREST HOLDER" means the holder of an Allowed Interest.

         30. "LIQUIDATING TRUST" means that trust established in accordance with

Section VIII hereof,  and which,  after the Effective  Date, will hold title and control all of the property of the Debtor and the Estate in accordance  with the terms hereof and the Confirmation  Order, and will have such powers,  duties and obligations as are set forth therein, in the Liquidating Trust Agreement, in the

Confirmation Order, in other Final Orders, and by applicable law.

         31.   "LIQUIDATING   TRUST   AGREEMENT"  means  that  certain  "Cetalon

Corporation, Inc. Liquidating Trust Agreement," a true and correct copy of which is attached hereto as Exhibit "G."

         32.  "LIQUIDATING  TRUST  PROCEEDS" means (i) the Sales Proceeds net of all valid liens,  encumbrances  and other  claims;  and (ii) all of the proceeds from the litigation or settlement of the  prosecution of Recovery  Rights net of the costs and expenses of the Liquidating Trust for said prosecution.

         33. "LIQUIDATING TRUST TRUSTEE" shall mean A. John A. Bryan, Jr.

         34. "NEW COMMON  STOCK" means all shares of Optron Group,  Inc.  common stock issued on or after the Effective Date.

         35. "OPTRON" means Optron Pty, Limited.

         36. "OPTRON GROUP" means Optron Group, Inc., the Reorganized Debtor.

         37. "PETITION DATE" means January 15, 2003.

         38. "PLAN" means this Plan of Reorganization  for Cetalon  Corporation,

Inc.  (including  all  exhibits  and  attachments,   each  of  which  is  hereby

incorporated  and made part of the Plan),  as modified  or amended  from time to time.

         39. "PRIORITY CLAIM" means a Claim other than an  Administrative  Claim or a Tax Claim which,  if allowed,  would be entitled to priority  under section

507(a) of the Code.

         40. "PRO RATA" means proportionately so that the ratio of the amount of consideration  distributed  on account of a particular  Allowed Claim or Allowed

Interest to the amount of the Allowed  Claim or Allowed  Interest is the same as the ratio of the amount of  consideration  distributed on account of all Allowed

Claims and Allowed  Interests of the Class or similarly  situated  Classes under the Plan in or with which the  particular  Allowed Claim or Allowed  Interest is included to the amount of all Allowed Claims and Allowed Interests of that Class or Classes, as applicable.

         41. "PROFESSIONALS" means those Entities (a) employed in the Case under sections 327 or 1103 of the Code, and (b) entitled,  under sections 330, 503(b),

506(b),  507(a)(1) of the Code, to seek  compensation  for legal,  accounting or other
professional  services and the costs and expenses  related to such services from the Debtor or the Estate.

         42.  "RECOVERY  RIGHTS"  means any and all  manner of causes of action,

claims, obligations,  suits, debts, judgments and demands whatsoever, whether in law or in equity,  including,  but not limited to, actions that could be brought under sections 544, 547, 548, 550 and/or 551 of the Code.

         43. "REORGANIZED DEBTOR" means the Debtor, upon and after the Effective

Date, as reorganized pursuant to this Plan and the Confirmation Order.

         44. "SALES  PROCEEDS"  means those proceeds  generated from the sale of all of the property of the Estate,  net of the costs  directly  attributable  to such sale.

         45.  "SECURED CLAIM" means a Claim secured by a lien on any property of the Estate, but only to the extent of the value of the interest of the holder of such  Allowed  Claim  in the  interest  of the  Estate  in  such  property,  the calculation of which shall not include any demand for default interest,  penalty interest or other similar demands.

         46.  "SUBORDINATED  CLAIMS" means either: (a) any claim that is subject

to  subordination  under  section  510(b)  of  the  Code,   including,   without

limitation,  any and all Claims of a holder or former  holder of an Interest for rescission  of or damages from the purchase or sale of an Interest  arising from

or
relating to the  Debtor's  financial  statements  and the  accounting  practices associated therewith; or (b) any Claim for fines, penalties, forfeitures, or for multiple,  exemplary,  or punitive damages,  or other  non-pecuniary,  direct or non-proximate damages.

         47.  "TAX CLAIM"  means a Claim  entitled  to  priority  under  section

507(a)(8) of the Code.

         48. "TAX CODE" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury regulations promulgated thereunder.

         49.  "UNCLAIMED  PROPERTY"  means  any  funds or other  property  to be distributed  to  Creditors  pursuant to the Plan and the  Confirmation  Order or other Final Order which, after an attempted distribution,  has not been received by the rightful Creditor.  Unclaimed Property shall include checks and any other property which have been returned as undeliverable  without a proper  forwarding address,  or which were not  mailed or  delivered  because  of the  absence of a proper  address  to which  to mail or  deliver  such  property.  Such  Unclaimed

Property  that shall remain  unclaimed at the end of one (1) year  following the date of an attempted  distribution  shall be reallocated  to other  Creditors or

Interest  Holders,  as the case may be,  and  redistributed  by the  Liquidating

Trust.  After the  expiration of one (1) year following the date of an attempted distribution,
each Claim or Interest with respect to Unclaimed Property shall be treated as if it had been disallowed in its entirety.



     B. INTERPRETATION, RULES OF CONSTRUCTION, AND COMPUTATION OF TIME.



         1. Any term used in the Plan that is not  defined  herein,  whether  in this Section II or elsewhere,  or other Exhibits hereto, but that is used in the

Code or the Federal Rules of Bankruptcy  Procedure (the "Bankruptcy  Rules") has

the meaning  ascribed to that term in (and shall be construed in accordance with the rules of construction  under) the Code or the Bankruptcy Rules.

         2. The words "herein,"  "hereof,"  "hereto,"  "hereunder" and others of similar import refer to the Plan as a whole and not to any  particular  article,

section, subsection or clause contained in the Plan.

         3. Unless specified otherwise in a particular reference, a reference in the Plan to an article or a section is a reference to that article or section of the Plan.

         4. Any reference in the Plan to a document  being in a particular  form or on  particular  terms  and  conditions  means  that  the  document  shall  be substantially in such form or substantially on such terms and conditions.

         5.  Any  reference  in the  Plan to an  existing  document  means  such document,  as it may have been amended,  modified or  supplemented  from time to time as of the Effective Date.

         6.  Whenever  from the context it is  appropriate,  each term stated in either the  singular  or the plural  shall  include  both the  singular  and the plural.

         7. The rules of construction set forth in section 102 of the Code shall apply to the Plan.

         8. In computing  any period of time  prescribed or allowed by the Plan,

the provisions of Bankruptcy Rule 9006(a) shall apply.

         9. All Exhibits to the Plan are  incorporated  into the Plan, and shall be deemed to be included in the Plan, regardless of when filed with the Court.

         10. The  provisions  of the  Confirmation  Order shall control over the contents of the Plan.

         11.  Whenever a  distribution  of  property is required to be made on a particular  date,  the  distribution  shall be made on such date,  or as soon as practicable thereafter.

                  III. GENERAL DISCLAIMER AND VOTING PROCEDURE


           PLEASE  READ  THIS   DOCUMENT,   INCLUDING  THE  ATTACHED   EXHIBITS,

CAREFULLY.  IT EXPLAINS WHO MAY OBJECT TO  CONFIRMATION OF THE PLAN. IT EXPLAINS

WHO IS  ENTITLED  TO VOTE TO  ACCEPT  OR  REJECT  THE  PLAN.  IT ALSO  TELLS ALL

CREDITORS AND  SHAREHOLDERS  WHAT TREATMENT THEY CAN EXPECT TO RECEIVE UNDER THE

PLAN, SHOULD THE PLAN BE CONFIRMED BY THE COURT.

           THE  SOURCES  OF  FINANCIAL  DATA  RELIED  UPON IN  FORMULATING  THIS

DOCUMENT  ARE  SET  FORTH  IN  THE  DECLARATION  IN  SECTION  XXIII  BELOW.  ALL

REPRESENTATIONS ARE TRUE TO THE PROPONENT'S BEST KNOWLEDGE.

           NO  REPRESENTATIONS  CONCERNING THE DEBTOR THAT ARE INCONSISTENT WITH

ANYTHING  CONTAINED HEREIN ARE AUTHORIZED  EXCEPT TO THE EXTENT, IF AT ALL, THAT

THE COURT ORDERS OTHERWISE.

           After  carefully  reviewing this document and the attached  exhibits,

please  vote on the  enclosed  applicable  ballot and return it in the  enclosed envelope.

           The  Proponent has reserved a hearing date for a hearing to determine whether the Court will confirm the Plan. Please refer to Section I above for the specific  hearing date.  If, after  receiving  the ballots,  it appears that the

Proponent has the requisite  number of votes required by the Code, the Proponent will file a motion for an order confirming the Plan.

           The  Motion  shall at least be served on all  impaired  Creditors  or shareholders  who reject the Plan and on the Office of the United States Trustee

("OUST").  Any  opposition  to the  Motion  shall be  filed  and  served  on the

Proponent,  the Official Committee of Unsecured  Creditors (the "Committee") and

the OUST, no later than eleven (11) days prior to the hearing  date.  Failure to oppose  the  confirmation  of the  Plan  may be  deemed  consent  to the  Plan's confirmation.

                 IV. WHO MAY OBJECT TO CONFIRMATION OF THE PLAN

           Any party in interest may object to  confirmation of the Plan, but as explained below not everyone is entitled to vote to accept or reject the Plan.

                  V. WHO MAY VOTE TO ACCEPT OR REJECT THE PLAN

           It requires  both an allowed and impaired  Claim or Interest in order to vote  either to accept or reject the Plan.  A Claim is defined by the Code to include a right to payment from the Debtor. An Interest  represents an ownership stake in the Debtor. In order to vote, a Creditor or Interest-holder  must first have AN ALLOWED CLAIM OR INTEREST.  With the exceptions explained below, a Claim is allowed if proof of the Claim or Interest is  properly  filed  before any bar date and no party in interest has objected, or if the Court has entered an order allowing the Claim or  Interest.  Please refer to Section VII below for specific information regarding bar dates in this Case.

           Under certain circumstances a Creditor may have an Allowed Claim even if a proof of claim was not  filed and the bar date for  filing a proof of claim has  passed.  A Claim is deemed  allowed if the Claim is listed on the  Debtor's schedules and is not scheduled as disputed, contingent, or unliquidated. Exhibit

"A" contains a list of Claims as they are reflected in the Debtor's Schedules of

Assets and Liabilities and the Claims Docket.

           Similarly,  an Interest is deemed  allowed if it is shown on the list of  equity  security  holders  filed by the  Debtor  with the  Court  and is not scheduled as disputed.

           In order to vote,  an Allowed Claim or Interest must also be impaired by the Plan.

           IMPAIRED  CREDITORS  include  those  whose  legal,   equitable,   and

contractual rights are altered by the Plan, even if the alteration is beneficial to the Creditor.  A contract  provision  that entitles a Creditor to accelerated payment  upon  default  does  not,  however,  necessarily  render  the  claimant impaired,  even if the  Debtor  defaulted  and the  Plan  does not  provide  the

Creditor with accelerated  payment. The Creditor is deemed unimpaired so long as the Plan cures the default,  reinstates the maturity of such Claim as it existed before  default,  and  compensates  for any  damages  incurred  as a  result  of reasonable reliance upon the acceleration clause.

           IMPAIRED  INTEREST-HOLDERS  include those whose legal, equitable, and contractual rights are altered by the Plan, even if the alteration is beneficial to the Interest Holder.

           There  are also  some  types of Claims  which  the Code  requires  be treated a certain  way.  For that  reason  they are  considered  unimpaired  and therefore holders of these Claims cannot vote.

         TO  SUMMARIZE,  THERE  ARE TWO  PREREQUISITES  TO  VOTING:  A CLAIM  OR

INTEREST MUST BE BOTH ALLOWED AND IMPAIRED UNDER THE PLAN.

         If a Creditor or Interest  Holder has an Allowed and Impaired  Claim or

Interest,  then  he or she  may  vote  either  to  accept  or  reject  the  Plan

(unimpaired claimants or Interest-Holders are deemed to have accepted the Plan).

Impaired Claims or Interests are placed in Classes and it is the Class that must accept the Plan. Members of unimpaired  Classes do not vote,  although as stated

above,  they may object to  confirmation of the Plan. Even if all Classes do not vote in  favor  of the  Plan,  the  Plan may  nonetheless  be  confirmed  if the dissenting  Classes are treated in a manner prescribed by the Code. Please refer to Section VII below for information  regarding  impaired and unimpaired Classes in this Case.

         Section X sets forth which  Claims are in which Class.  Secured  Claims are placed in separate Classes from unsecured Claims.  Fed. R. Bankr. P. 3018(d)

provides:  "A creditor  whose
claim has been  allowed in part as a secured  claim and in part as an  unsecured claim shall be entitled to accept or reject a plan in both capacities."

                     VI. VOTES NECESSARY TO CONFIRM THE PLAN

           The Court may  confirm the Plan if at least one  noninsider  impaired

Class of Claims has accepted and certain  statutory  requirements  are met as to both  nonconsenting  members  within a  consenting  Class  and as to  dissenting

Classes.  A Class of Claims has  accepted  the Plan when more than  one-half  in number and at least  two-thirds in amount of the Allowed Claims actually voting,

vote in favor of the Plan.  A Class of  Interests  has accepted the Plan when at least  two-thirds  in amount of the  Allowed  Interests  of such Class  actually voting have  accepted it. It is important to remember that even if the requisite number of votes to  confirm  the Plan are  obtained,  the Plan will not bind the parties  unless  and until the Court  makes an  independent  determination  that confirmation  is appropriate.  That is the subject of any upcoming  confirmation hearing.

                 VII. INFORMATION REGARDING VOTING IN THIS CASE

           The bar  date for  filing  a proof of Claim in this  Case was May 30,

2003. The bar date for objecting to Claims in this Case was September 30, 2003.

           In this Case,  the  Proponent  believes  that  Classes 1, 2 and 3 are impaired and therefore entitled to vote. A party that disputes the Proponent's characterization of its Claim or Interest as unimpaired may request a finding of impairment  from the Court in order to obtain the right to vote.

         Ballots  must be received by the  Proponent,  addressed  to:  Martin J.

Brill, Levene,  Neale, Bender,  Rankin & Brill L.L.P., 1801 Avenue of the Stars,

Suite 1120, Los Angeles, CA 90067 by April 23, 2004.


             VIII. DESCRIPTION OF DEBTOR'S PAST AND FUTURE BUSINESS

                   AND EVENTS PRECIPITATING BANKRUPTCY FILING

         The Debtor is a Nevada  corporation  that is no longer  conducting  any business.  The  Debtor  has not  elected  under  11  U.S.C.  ss.  1121(e)  to be considered a small business.

           Prior  to the  cessation  of  its  operations,  the  Debtor  and  its subsidiary  were  engaged  in retail  sales of  nutritional  and  personal  care products  through  licensed  retail  departments in Sears Canada,  Inc.  ("Sears

Canada") and Sears,  Roebuck and Co.  ("Sears US" and  collectively,  with Sears

Canada,  "Sears")  department stores in Canada and the United States. The Debtor and its  subsidiary  operated their `store within a store'  locations  under the names  "Sears  Health  Food &  Fitness  Shops"  in Canada  and  "Sears  Health &

Nutrition  Centers"  in the U.S.  The  Debtor's  subsidiary  ("Cetalon  Canada")

operated  forty-four  (44) stores in Canada  while the Debtor  operated ten (10)

stores in

California. The Debtor and Cetalon Canada specialized in the sale of nutritional vitamins,  minerals, and supplements as well as health information  technologies and home health care products.

           What follows is a brief summary of the dates and  circumstances  that led the Debtor to file bankruptcy.

BACKGROUND

           Sportsman's Wholesale Co.  ("Sportsman's") was incorporated in Nevada in 1996.  The business of  Sportsman's  and its wholly owned  subsidiary,  Cap's

Wholesale  Sporting  Goods,  Inc.,  was to  purchase  wholesale  sporting  goods distributors  throughout  the United  States.  Sportsman's  filed a registration statement with the Securities  and Exchange  Commission  ("SEC") and applied for and received a listing on the NASDAQ OTC Bulletin Board.

           Sportsman's   management  was  not  successful  in  acquiring   other

wholesale  sporting  goods  distributors  and in  March  2000,  Sportsman's  was acquired by 1129 Holdings ("1129") and changed its name to Cetalon. 1129 planned to engage in retailing  nutritional and personal care products  through licensed retail departments in Sears US and in Sears Canada stores.

           In  January  2001,  1129's  Canadian  subsidiary,  Cetalon of Canada,

purchased  forty-four  (44)  "Sears  Health  Food &  Fitness  Shops"  in  Canada

(including 12 locations through franchisees) from Claydan Enterprises.

           In May 2001,  Nature's  Sunshine,  a publicly traded  manufacturer of vitamins and  nutritional  supplements  invested  $1,500,000  in Cetalon  common stock.  Nature's  Sunshine  later  invested an  additional  $500,000  and loaned

Cetalon over  $1,000,000  to fund the US  expansion  plan and to fund loans from

Cetalon to Cetalon Canada.

           The Debtor opened ten (10) "store within a store"  locations in Sears

US stores in  California  under the name "Sears  Health & Nutrition  Centers" in

July 2001.  By  October  2001,  Cetalon  needed  additional  capital to fund the general and  administrative  expenses that had grown to over $150,000 per month.

Several  financing  alternatives  were  presented to Sears US, which  controlled

Cetalon  through the  licensing  agreement,  and in  December of 2001,  Sears US selected the financing  proposal of Logic  Nutrition,  Inc.  ("LNI"),  an Irvine based manufacturer of energy drinks and nutritional supplements.

           In June 2002,  Sears Canada  cancelled  Cetalon  Canada's  license to operate  within  Sears  Canada  and  Cetalon  Canada  was  forced  to cease  all operations  in Canada.  Due to poor  sales,  the Debtor  closed  five of the ten stores  located in California in June 2002.  Prior to its Chapter 11 filing,  in

December  2002  the  Debtor's  exclusive  license  to  operate  in  Sears US was terminated and the Debtor sold its fixtures in the five (5) remaining stores for the sum of $75,000.

THE DEBTOR'S RELATIONSHIP WITH LOGIC NUTRITION, INC.

           One of the significant  contributors to the Debtor's need to file its

Chapter 11 petition arose from certain transactions between the Debtor and Logic

Nutrition, Inc. ("LNI"), among other things, a former supplier of product to the

Debtor.  On or about  January 19,  2002,  the Debtor  entered  into that certain

Strategic  Relationship  Agreement  (the  "Agreement"  or "SRA")  with LNI which resulted in a change in control of the Debtor and whereby LNI, or its  designee,

acquired  fifty-one  percent (51%) of the Debtor's  shares in exchange for LNI's promises to, among other things,  (i) provide the Debtor with a credit  facility sufficient to cover the Debtor's  financial  obligations and operating  overhead and (ii) transfer distribution rights regarding LNI products.

           LNI did not live up to many of the  obligations  or agreements in the

SRA.  LNI's  management  proceeded to withdraw  funds from the Debtor and by May

2002, management had abandoned nearly all the Canadian stores, which resulted in the  cancellation  of the Sears Canada  license on June 10,  2002.  Furthermore,

certain of the Debtor's directors (at the time) looted the company of all of its cash and  misappropriated  business  opportunities from the Debtor despite their fiduciary  obligations  to the Debtor's  shareholders.  These actions led to the

Debtor's insolvency.

           The Debtor believes that,  among other things,  (i) LNI  deliberately misrepresented its intentions to perform under the Agreement; (ii) LNI never did perform  under the  Agreement;  and (iii) LNI  refused to supply the Debtor with product that it was required to do so under the Agreement.  The Debtor  believes that LNI engaged in further deception when it fraudulently induced the Debtor to enter into a rescission and indemnity  agreement,  whose purpose was to insulate

LNI from  liability  under the Agreement by promising the Debtor that the Debtor would be entitled to a commission on sales of LNI product. As a direct result of

LNI's  fraudulent  acts,  the Debtor was unable to remain in business,  lost its entire market capitalization,  and has been deprived of profits from the sale of

LNI's product.

           Based on its discussions with its special litigation  counsel,  Ives,

Kirwan & Dibble  ("Special  Litigation  Counsel"),  the Debtor believes that its claims  against LNI total tens of millions of dollars.  On November 4, 2003, the

Debtor  filed a  lawsuit  (the  "LNI  Action")  against  Josh  Bradbury,  Elwood

Sprenger,  David Vanderveen,  Gregory Duncan,  Logic Nutrition,  Inc. aka Sports

Nutritionals,  Inc.,  Gentrust  Finance,  S.A., Logic  Nutrition,  LLC aka Major

Source International,  LLC, XS Energy, LLC and Sarshela LLC in the Orange County

Superior  Court,  bearing  Case  No.  03CC17304,  entitled  "Complaint  for  (1)

Misrepresentation and promissory fraud, (2) Rescission,  (3)

Breach of  contract,  (4)  Breach of  fiduciary  duty,  (5)  Conversion  and (6)

Fraudulent  transfer of assets." The Debtor is seeking damages in the LNI Action in the  amount of  $48,000,000.  A copy of the LNI  Action  may be viewed at the

Debtor's website at www.cetalon.info.

THE BANKRUPTCY FILING

           The  Debtor  commenced  this  bankruptcy  Case by filing a  voluntary petition under Chapter 11 of the Code on January 15, 2003 (the "Petition Date").

The Debtor  continues to manage its financial  affairs as a debtor in possession pursuant to Sections 1107 and 1108 of the Code.

           What  follows is a BRIEF  description  of the  Debtor's  business and future  business  plans.  Further  details  relating to the  Debtor's  financial condition  and  post-confirmation  operation of the Debtor are found in sections

XI, XII, XIV, XV and XVI.

THE REVERSE MERGER AND LIQUIDATING TRUST

           In order to create value for  Creditors,  the Debtor has negotiated a reverse  merger  transaction  with  Cadogan  Limited  ("Cadogan"),  the owner of

Optron,  a South  African  corporation.  Pursuant  to the  reverse  merger,  the operations of Optron will be acquired by the Debtor,  which will then change its name to Optron Group.  A portion of the shares of Optron Group,  as  Reorganized

Debtor (the "New Common Stock"),  as well as the remaining assets of the Debtor,

including any recovery in the

LNI Action,  will be transferred to the Liquidating  Trust. The Creditors of the

Debtor will look solely to the Liquidating  Trust for  distributions  to be made pursuant to the Plan, and Optron Group, as the Reorganized  Debtor, will have no liability for pre-confirmation liabilities of the Debtor.

THE LIQUIDATING TRUST

           TRANSFER OF PROPERTY. On the Effective Date, or as soon thereafter as practicable,  all  property of the  Debtor's  Estate and the  proceeds  thereof,

except for Administrative  Cash, will be irrevocably  assigned,  transferred and conveyed to the  Liquidating  Trust.  In addition,  156,000 shares of New Common

Stock will be irrevocably  transferred and conveyed by the Reorganized Debtor to the  Liquidating  Trust  for  distribution  pursuant  to the  terms of this Plan

(62,400 shares for pro rata  distribution to Class 2 Creditors and 93,600 shares for other Creditors and Liquidating Trust expenses).

           Without   limiting  the   foregoing,   neither  the  Debtor  nor  the

Reorganized  Debtor  shall have any claim or  interest  whatsoever,  directly or indirectly,  in the assets  transferred to the Liquidating  Trust (the "Conveyed

Property") from and after the time of such transfer, nor shall the Debtor or the

Reorganized  Debtor be or constitute an agent,  fiduciary or other person acting in a similar  capacity  acting on behalf of any person  holding or  claiming  an interest in the Liquidating Trust or any property transferred thereto. At any time and from time to time after the date

hereof  at  the  Liquidating   Trust  Trustee's   request  and  without  further

consideration,  the Debtor and/or the Reorganized Debtor shall make, execute and deliver such other  instruments of sale,  transfer,  conveyance,  assignment and confirmation,  and will cooperate and take such other actions as the Liquidating

Trust  Trustee  may deem  reasonably  necessary  or  desirable  in order to more effectively transfer, convey, assign and confirm all rights, title and interests in and to the Conveyed Property to the Liquidating Trust .

           MANAGEMENT AND POWERS OF THE LIQUIDATING  TRUST.  After the Effective

Date, the affairs of the Liquidating  Trust and all assets held or controlled by the  Liquidating  Trust shall be managed under the direction of the  Liquidating

Trust Trustee in accordance with the terms of the Liquidating  Trust  Agreement.

The Liquidating  Trust shall be deemed to be a  representative  of the Estate as provided by Section 1123 of the Code,  to the extent of and in  accordance  with the terms of the  Liquidating  Trust,  and such other rights,  powers and duties incident to causing  performance of the Debtor's  obligations  under the Plan or otherwise as may be reasonably  necessary.  The powers of the Liquidating  Trust shall include, but not be limited to: (a) the ability and authority to object to

Claims, and the ability to prosecute or settle such objections and defend claims

and
counterclaims  asserted in connection  therewith  (including by way of asserting the Debtor's rights of recoupment,  setoff or otherwise); (b) the initiation and prosecution in every capacity,  including as  representative of the Estate under

Section  1123(b)(3)(B) of the Code, of the Recovery  Rights;  (c) the compromise and  settlement  of any such  Recovery  Rights;  (d) the sale,  lease,  license,

abandonment  or  other  disposition  of  any  or  all  of  the  property  of the

Liquidating Trust; (e) effecting  distributions under the Plan to the holders of

Allowed Claims in accordance with the Plan, the  Confirmation  Order,  any other

Final Order,  and the Liquidating  Trust  Agreement;  (f)  participation  in any post-Confirmation  motions to amend or modify the Plan or the Liquidating  Trust

Agreement,  or appeals from the  Confirmation  Order;  and (g)  participation in actions to enforce or interpret the Plan.

           If the holder of a Disputed Claim and the Liquidating  Trust agree to a settlement of such holder's  Disputed Claim for an amount not in excess of the face amount of such Disputed Claim,  such Claim shall be deemed to be an Allowed

Claim as of the  Effective  Date in an  amount  equal to the  agreed  settlement amount without need for further review or approval of the Court.

           ESTABLISHMENT  OF RESERVE.  Pursuant to the terms of the  Liquidating

Trust Agreement, the Liquidating Trust Trustee shall maintain a reserve in trust for the payment of any
administrative  expenses of the Liquidating  Trust and any Disputed Claims which later become Allowed Claims.  No  distributions  shall be made on account of any

Disputed  Claims unless and until such Claims become  Allowed Claims as provided in the Liquidating Trust Agreement.

           EMPLOYMENT OF  PROFESSIONALS.  The  Liquidating  Trust is authorized,

without  further  order  of  the  Court,  to  employ  such  entities,  including

Professionals,  as it may deem  necessary to enable it to perform its  functions under the Plan, and the costs of such employment and other expenditures shall be paid from the Liquidating Trust except as otherwise specified in the Liquidating

Trust  Agreement.  Such Entities shall be  compensated  and reimbursed for their reasonable and necessary fees and  out-of-pocket  expenses from the  Liquidating

Trust without further notice, hearing or approval of the Court.

           PROSECUTION OF RECOVERY RIGHTS.  Pursuant to the Confirmation  Order,

on the Effective Date, the Debtor will irrevocably  assign,  transfer and convey to the  Liquidating  Trust,  all  property of the  Debtor's  estate,  except for

Administrative  Cash,  including,  but not limited to, all Recovery Rights.  The

Liquidating  Trust  shall  have  the  full  power  and  authority  to  initiate,

prosecute,  compromise  or otherwise  resolve any and all such claims,  with all recoveries  derived  therefrom to be  distributed  Pro Rata among the holders of

Allowed Claims in accordance with the legal priorities  established in this Plan and in accordance with the Liquidating Trust Agreement.  Any and all fees, costs

and  expenses  incurred  in  respect  of  the   investigation,   initiation  and

prosecution  of such claims shall be payable and paid solely by the  Liquidating

Trust.

           PENDING  LITIGATION.  Pursuant  to  the  Confirmation  Order,  on the

Effective Date, the Debtor will irrevocably  assign,  transfer and convey to the

Liquidating  Trust  the  right  to  prosecute  all  pending  litigation  matters initiated by the Debtor,  including the LNI Action, in the name of the Debtor or the Liquidating Trust.

           DISTRIBUTIONS.  Distributions  shall be made in  accordance  with the

Plan, the Confirmation Order, and the Liquidating Trust Agreement.

               (a) RESERVE FOR UNPAID CLAIMS.  For purposes of  calculating  Pro

Rata  distributions  or any  other  distributions  to be made  under the Plan to holders of Allowed  Claims,  the  calculation of the total Allowed Claims in any

Class shall be computed as if all  Disputed  Claims then pending were allowed in the full amount thereof.

               (b)  INITIAL  DISTRIBUTION  DATE.  On, or as soon as  practicable after the Effective  Date, the  Liquidating  Trust Trustee shall  distribute any property required to be distributed
under the Plan as of the Effective Date (and in accordance  with the Liquidating

Trust  Agreement) to the holders of Claims that, as of the Effective  Date,  are

Allowed Claims.

               (c) ALLOWANCE OF CLAIMS. Distributions shall be made with respect to any Disputed Claim which becomes an Allowed Claim after the Effective Date on or as soon as practicable after the date on which each Disputed Claim becomes an

Allowed Claim. The amount of any distribution shall be calculated, on a Pro Rata basis,  so that each Disputed  Claim that becomes an Allowed  Claim  receives an initial  distribution equal to the total percentage  distributions made prior to the date of such  allowance  on other  Allowed  Claims  that are  classified  or treated similarly under the Plan and the Liquidating Trust Agreement.

               (d) SUBSEQUENT DISTRIBUTION DATES. After the Initial Distribution

Date, unless otherwise  directed in a Final Order, the Liquidating Trust Trustee shall  make  additional  distributions  periodically  to the  holders of Allowed

Claims  as and when the  Liquidating  Trust  Trustee,  in his sole and  absolute discretion, deems appropriate.

               (e)  UNCLAIMED  PROPERTY.  Until the  expiration  of one (1) year following the date on which the distribution of the Unclaimed  Property has been attempted,  Unclaimed  Property shall be delivered upon  presentation  of proper proof by a holder of its entitlement thereto,  after which time any holder of an

Allowed Claim or Allowed Interest, if applicable, entitled to Unclaimed Property shall cease to be entitled thereto.  Thereafter,  all right,  title and interest therein shall vest in the Liquidating Trust for  redistribution in the order and priority established in the Plan and the Liquidating Trust Agreement.

               (f) NO DE MINIMIS DISTRIBUTIONS.  With the exception of the Final

Distribution,  no cash  distribution  shall be made to a Holder with  respect to amounts  allocated  to such  Holder's  Claim  Account  until  the  amount of the distribution shall exceed twenty-five  dollars ($25.00).  No distribution of New

Common  Stock shall be made to any Holder of an Allowed  Claim of less than $769 as such a distribution would be de minimus.

               (g)   FRACTIONAL    DISTRIBUTIONS/NO    FRACTIONAL   SHARES.   No

distributions in fractions of hundredths of U.S. Dollars  ($0.00's) (i.e. cents)

shall be issued. If the Distribution Amount allocated to an Allowed Claim at the time of a distribution hereunder would include fractions of cents, the amount to be  distributed to the holder of such Claim shall be rounded down to the highest integral number of cents in the applicable Claim amount. No fractional shares of securities  shall be issued and all  fractional  shares shall be rounded down to the  nearest  whole  share.  Holders of Allowed  Claims who would be entitled to fractional shares but for this provision shall receive no consideration therefor because such amount will be DE MINIMUS.

               (h) SURRENDER.  Notwithstanding  any other provision of the Plan,

no holder of an Allowed Claim or Allowed Interest shall receive any distribution under the Plan in respect of such Allowed Claim or Allowed  Interest  until such holder has  surrendered to the Liquidating  Trust,  any  certificated  security,

promissory note evidencing such Allowed Claim, or stock  certificate  evidencing such Allowed Interest,  or until evidence of loss and indemnity  satisfactory to the Liquidating Trust Trustee, in his sole and absolute  discretion,  shall have been  delivered  to the  Liquidating  Trust  in  the  case  of any  certificated security, stock certificate, or note alleged to be lost, stolen or destroyed.

               (i)  FINAL  DISTRIBUTION.  Upon  resolution  of  all  outstanding objections  to  Disputed  Claims,  and the  payment  of all  expenses  and other obligations, the Liquidating Trust shall cause the distribution of all remaining available  assets of the  Liquidating  Trust:  (i)  first,  to the  holder of an

Allowed Administrative Claim, (ii) second, to each holder of an Allowed Priority

Claim;  (iii) third, to each holder of an Allowed  Priority Tax Claim,  and (iv)

fourth, to each holder of an Allowed Claim in Class 2 Pro Rata in the proportion that each holder's Allowed Class 2 Claim bears to the aggregate amount of all Class 2 Allowed Claims, in each case as provided in this Plan and the

Liquidating Trust Agreement, and the Liquidating Trust shall seek a final decree closing this Case.

               (j) EXEMPTION FROM CERTAIN  TRANSFER  TAXES.  Pursuant to Section

1146(c) of the Code,  the issuance,  transfer or exchange of a security,  or the making or delivery of an instrument  of transfer  under a plan  confirmed  under

Section  1129 of the Code,  may not be taxed under any law imposing a stamp tax,

transfer  tax or  similar  tax.  Pursuant  to Section  1146(c)  of the Code,  no

transfer to or from the Liquidating Trust under the Plan shall be subject to any stamp tax, transfer tax or similar tax.

               (k)  ESTIMATION  OF  UNLIQUIDATED  DISPUTED  CLAIMS.  As  to  any

unliquidated Disputed Claim,  including Claims based upon rejection of executory contracts or leases,  or other Disputed  Claims,  the Court,  upon motion by the

Liquidating  Trust,  may  estimate  the  amount  of the  Disputed  Claim and may determine an amount  sufficient to reserve for any such Claim.  Any Entity whose

Disputed Claim is so estimated  shall have recourse only against the Liquidating

Trust and against no other assets or person  (including  the  Liquidating  Trust

Trustee),  and in any case only in an amount not to exceed the estimated  amount of such Entity's Claim, even if such Entity's Claim, as finally allowed, exceeds the maximum estimated amount thereof.

               CERTAIN TAX MATTERS.

           For all federal and state income tax purposes,  the Debtor and/or the

Reorganized  Debtor shall report and treat the transfer of the property conveyed to the  Liquidating  Trust as a sale of such assets at a selling  price equal to the fair market value of such assets on the date of the  transfer.  For all such purposes,  the transferred assets shall be deemed to have the fair market values determined by the Liquidating Trust Trustee in his absolute and sole discretion,

and such valuations  shall be used by Debtor and/or the  Reorganized  Debtor and the  Liquidating  Trust for all  federal  and state  income  tax  purposes.  The

Reorganized  Debtor shall  irrevocably make and constitute the Liquidating Trust

Trustee  as its  attorney  in fact to  prepare,  make  and  file  any  statement referenced in Proposed Treasury  Regulation  section  1.468B-9(f)(3),  or at the election of the  Liquidating  Trust Trustee,  shall prepare,  make and file such statement(s)  pursuant to instructions  issued by the Liquidating Trust Trustee.

Any such statement  shall be consistent  with the provisions of the Plan and the

Liquidating  Trustee's  determination  of the fair market values of the property conveyed to the  Liquidating  Trust.  See Section XIX herein for a more complete description of the tax consequences of the Plan.

OPTRON PTY LIMITED

           Optron is a South African corporation founded in 1986 and is involved in the  telematics and Global  Positioning  System  ("GPS")  industry.  Optron's expertise is focused on advanced  location-based  IT products and services  that combine  positioning,  wireless  communications  and  information  technologies.

Optron provides advanced  positioning products as well as monitoring and airtime services to industrial, commercial and governmental entities,  academic/research institutions,  and  professional  customers  in a number  of  markets  including

surveying,  utility,  construction,   mining,  agriculture,  public  safety  and

transportation.

           In December 2002, Optron acquired fifty-one percent (51%) of CyberPro

Software  Solutions,  a software solutions company with extensive  experience in

systems   integrations,   large-scale   database   applications   and   internet

technologies.  In December 2002,  the  shareholders  of Optron sold  one-hundred percent  (100%) of the issued and  outstanding  common stock to Cadogan  Limited

("Cadogan") a London-based company.

           In July 2003 Optron signed a letter of intent to purchase 100% of the issued and outstanding common stock of Nicon Systems Limited ("Nicon"),  a South

African  company  engaged in the design and  manufacture of products for the GPS and telematics  market.  On November 15, 2003,  Optron concluded the purchase of

Nicon.

           Cadogan  intends to raise up to $3 million in a private  placement of common stock in a special  purpose entity formed  exclusively  for this purpose,

Optron Technologies,  Inc. ("Optron Technologies").  The funds are to be used to fund the acquisition of Nicon by Optron (through a loan  transaction),  fund the international  expansion of Optron and fund selected  Optron R&D programs.  Upon confirmation  of the Plan,  the  Debtor  will  merge  with  Cadogan  and  Optron

Technologies, which will result in a change in control of the Debtor. The Debtor will then change its name to Optron Group.  On the effective  date of the merger and the Plan, the Reorganized  Debtor will issue 6,274,999  shares of New Common

Stock to the shareholders of Cadogan and 1,800,000 shares of New Common Stock to the shareholders of Optron  Technologies in exchange for all of the common stock of Cadogan and Optron Technologies. See Exhibits "C", "D" and "E" for historical financial documents and projections concerning Optron Group, Optron and Cadogan.

                          IX. CRITICAL PLAN PROVISIONS

           Listed below are the sources of money  earmarked to pay Creditors and

           Interest Holders.

           a.         Cash on hand except for Administrative Cash;

           b.         Cash  proceeds  realized from the sale of 93,600 shares of

                      New Common Stock  delivered to the  Liquidating  Trust for the benefit of Creditors;

           c.         Cash  proceeds  of  Recovery  Rights,  net of all fees and costs  (including  attorneys'  fees and costs) incurred in connection with the pursuit of such Recovery  Rights.  The

                      Liquidating  Trust shall have the sole authority to pursue any and all  causes  of action of the  Estate  and,  after confirmation,  the  Liquidating  Trustee may compromise or settle  such  causes of  action,  or  dismiss  any  action relating to such causes of action, without approval of the

                      Court; and

           d.         General unsecured  Creditors (Class 2 Claimants) will also receive,  for Pro Rata distribution,  62,400 shares of New

                      Common Stock.

Most likely, general unsecured Creditors can expect payment on:

           The first  payment  will be made  when  funds  are  available  to the

Liquidating Trust, after payment of Administrative Claims,  Priority Claims, Tax

Claims  and  the  Class  1  Claim.   Thereafter,   distributions  will  be  made

periodically as and when the Liquidating Trust Trustee, in his sole and absolute discretion, deems appropriate. A final distribution will be made when no further

Recovery Rights are expected. Net Recovery Rights, when received,  shall be held in a  segregated  trust  account for the benefit of  unsecured  Creditors  until payment to them has been made. The New Common Stock will be distributed to Class

2 Claimants as soon as practicable after the Effective Date.

                     X. DESCRIPTION AND TREATMENT OF CLAIMS

           A. OVERVIEW OF PLAN PAYMENTS

           Below is a  summary  of who  gets  paid  what and when and from  what source. The identity of members within a particular Class is explained beginning on the next page. The second column lists two amounts. First, the amount of each distribution,  or if only one is to be made, then that amount; second, the total amount that will be paid. THE PROPONENT IS USUALLY NOT REQUIRED BY LAW TO PAY AN

UNSECURED  CREDITOR OR INTEREST HOLDER EVERYTHING IT WOULD OTHERWISE BE ENTITLED

TO HAD A BANKRUPTCY CASE NOT COMMENCED. The "Payment Due Date" column states the frequency  with which  payments  will be made and the starting and ending dates.

Look at the  starting  date to figure out who will be paid  before and after you and in what amount. The "Source of Payment" column describes the expected source of  payment.  Further  details  regarding  the  source of  payment  are found in sections XI and XII.

           The  timing  of  payments  to many  Creditors  is  determined  by the

"Effective Date."  Administrative  Claims, unless otherwise stated, must be paid by the Effective Date. The timing of payments to impaired  Creditors is measured from the Effective  Date. In this Case, the Effective Date is the first business day that is at least ten (10) days following entry of the order of confirmation, assuming there has been no appeal from, and order staying the effectiveness of, the order confirming the Plan.

------------------------------------------------------------------------------------------------------------------------------------
        PAYMENT                    AMOUNT OF               PAYMENT DUE                SOURCE OF               TOTAL AMOUNT
       RECIPIENT                  EACH PAYMENT                 DATE                    PAYMENT                 TO BE PAID
------------------------------------------------------------------------------------------------------------------------------------
LEVENE, NEALE, BENDER,
RANKIN & BRILL L.L.P.         Approx. $150,000 (in     After the entry of a       Cash payments by          Approx. $150,000 (in
                              excess of approx.        final order approving      Liquidating Trust from    excess of approx.
                              $24,239 prepetition      fee application when       sale of New Common        $24,239 prepetition and
                              and postpetition         sufficient funds are       Stock and from Recovery   postpetition retainer)
                              retainer) plus 203,000   available in the           Rights.  Stock to be      plus 203,000 shares of
Bankruptcy Counsel for        shares of New Common     Liquidating Trust. Stock   issued by Reorganized     New Common Stock
Debtor                        Stock for representing   to be issued as soon as    Debtor.
                              the Debtor on            practicable after entry
(Administrative               essentially a            of final order approving
 Claimint)                    contingency basis.       fee application after
                              Effective Date.
------------------------------------------------------------------------------------------------------------------------------------
IVES, KIRWIN &                Up to $85,000            After the entry of a       By Liquidating Trust      Up to $85,000
DIBBLE                                                 final order approving      from sale of New Common
                                                       fee application when       Stock and from Recovery
Special Litigation                                     sufficient funds are       Rights.
Counsel for Debtor                                     available in the
                                                       Liquidating Trust
(Administrative
 Claimant)
------------------------------------------------------------------------------------------------------------------------------------
KELLY & COMPANY               Approximately $10,000    After the entry of a       By Liquidating Trust      Approximately $10,000
                              (in excess of            final order approving      from Debtor's cash on
Auditors for Debtor           post-petition            fee application            hand or by Reorganized
                              retainer of                                        Debtor from
(Administrative               $10,000)                                             Administrative Cash.
 Claimant)
------------------------------------------------------------------------------------------------------------------------------------
                              281,000 shares of New    Stock to be issued as      Stock to be issued by     281,000 shares of New
A. JOHN A. BRYAN, JR.         Common Stock in          soon as practicable        Reorganized Debtor.       Common Stock
                              consideration for        after the Effective
CEO of Debtor                 $171,834 of unpaid       Date.
                              salary and expenses
(Administrative               incurred during the
 Claimant)                    Case and finder's
                              fee for Optron
                              transaction.
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
        PAYMENT                    AMOUNT OF                PAYMENT DUE               SOURCE OF                TOTAL AMOUNT
       RECIPIENT                 EACH PAYMENT                   DATE                   PAYMENT                  TO BE PAID
-----------------------------------------------------------------------------------------------------------------------------------
                              Approximately $59,509    When sufficient funds      By Liquidating Trust       Approximately $59,509
GREGORY BOWERS                plus 125,000 shares      are available in the       from sale of New Common    plus 125,000 shares of
                              of New Common Stock      Liquidating Trust          Stock and from Recovery    New Common Stock.
Former President of           in consideration for     after payment of all       Rights. Stock to be
Debtor                        $59,509 of unpaid        other Administrative       issued by Reorganized
                              salary and expenses      Claims, Priority Claims    Debtor.
(Administrative               incurred during the      and Priority Tax Claims.
 Claimant)                    Case.                    Stock to be issued as
                                                       soon as practicable
                                                       after the Effective
                                                       Date.
-----------------------------------------------------------------------------------------------------------------------------------
                              Payment in full plus     If Claimant elects to      If Claimant elects to     If Claimants elect to
                              interest at 8% per       receive stock, as soon     receive stock, stock to   receive stock, stock
                              annum on due date of     as practicable after       be issued by Reorganized  to be issued as follows:
ADMINISTRATIVE                note or, at election     the effective date. If     Debtor. If election not
NOTE HOLDERS:                 of holder of claim,      election not made, on      made, payment on note by   JIL:
                              Claimant may elect to    due date of note           Liquidating Trust.         499,200 shares
JACKER INVESTMENTS            receive New Common       (October 1, 2004).                                    GMIL:
LTD. ("JIL")                  Stock in full                                                                655,200 shares
$16,000                       satisfaction of                                                              ASPL:
                              Administrative Claim                                                         405,600 shares
GLOBAL MASTER                 as follows:
INVESTMENTS, LTD                                                                                           If Claimants do not
("GMIL")                      JIL:                                                                         elect to receive stock,
$21,000                       499,200 shares                                                               payments are to be made
                                                                                                           as follows:
ARCHANGEL                     GMIL:
SINGAPORE PTE. LTD.           655,200 shares                                                               JIL: $17,280
("ASPL")                                                                                                   GMIL: $22,680
$13,000                       ASPL:                                                                        ASPL: $14,040
                              405,600 shares
-----------------------------------------------------------------------------------------------------------------------------------
UNSECURED PRIORITY            Approx. $6,239           Effective Date             Cash on Hand               Approx. $6,239
CLAIMS ENTITLED TO
PRIORITY PURSUANT
TO CODE Section 507(a)(3)
(Approx. $6,239)
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
       PAYMENT           AMOUNT OF          PAYMENT DUE              SOURCE OF            TOTAL AMOUNT
      RECIPIENT         EACH PAYMENT           DATE                   PAYMENT              TO BE PAID
---------------------------------------------------------------------------------------------------------------

UNSECURED PRIORITY    $265,166 plus    Pro Rata distribution     By liquidating          Approx. $265,166
CLAIMS ENTITLED TO    interest until   among Priority Tax        Trust from Debtor's     plus interest at
PRIORITY PURSUANT     paid in full.    Claimants commencing      Cash on hand, sale      the rate specified
TO CODE                                when funds are            of New Common           in 28 U.S.C. Section
SECTION 507(a)(8)                      available to the          Stock and from          6621 for Internal
                                       Liquidating Trust.        Recovery Rights.        Revenue Service and
(Approx. $265,000)                     The Debtor estimates                              at the rate of six
                                                                                         percent (6%)for
                                       that Priority Tax                                 State of California
Primary Sales &                        Claimants will be                                 and any other tax
Withholding                            paid in full in                                   agencies.
                                       the year in which
IRS: $114,897.45                       the LNI Action
                                       is resolved. The
EDD: $57,845.74                        Debtor's best
                                       estimate is that this
SBE: $92,322.97                        will occur in the
                                       third year after
DELAWARE: $100                         Plan confirmation.(1)
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------
1 Special Litigation Counsel for the Debtor estimates that it will take approximately two (2) years to bring the LNI Action to trial and then collect upon any judgment. The following chart reflects the payments to creditors to be made assuming various recoveries on the LNI Action and assumes a payout to creditors on the 25th month following confirmation:

                     Fees to the                                                      Payment
 Proceeds              Special      Fees to the     Estimated      Distribution to      To          Payment to the     Payment to
 From the            Litigation     Liquidating   Administrative    The Priority      Gregory          Unsecured           The
Settlement             Counsel        Trustee         Fees            Creditors       Bowers           Creditors      Shareholders
------------------------------------------------------------------------------------------------------------------------------------
       100,000            40,000       1,200         55,800                 0              0                 0                0
       200,000            80,000       2,400        111,600                 0              0                 0                0
       272,109           108,844       3,265        160,000                 0              0                 0                0
       300,000           120,000       3,600        160,000            16,400              0                 0                0
       500,000           200,000       6,000        160,000           134,000              0                 0                0
       779,442           311,777       9,353        160,000           298,312              0                 0                0
       880,648           352,259      10,568        160,000           298,312         59,509                 0                0
     1,000,000           400,000      12,000        160,000           298,312         59,509            70,179                0
     5,000,000         2,000,000      60,000        160,000           298,312         59,509         2,422,179                0
     9,644,670         3,857,868     115,736        160,000           298,312         59,509         5,153,245                0
    10,000,000         4,000,000     120,000        160,000           298,312         59,509         5,153,245          208,936
    20,000,000         8,000,000     240,000        160,000           298,312         59,509         5,153,245        6,088,936
    30,000,000        12,000,000     360,000        160,000           298,312         59,509         5,153,245       11,968,936
    40,000,000        16,000,000     480,000        160,000           298,312         59,509         5,153,245       17,848,936
    48,000,000        19,200,000     576,000        160,000           298,312         59,509         5,153,245       22,552,936


----------------------------------------------------------------------------------------------------------------
       PAYMENT           AMOUNT OF            PAYMENT DUE              SOURCE OF            TOTAL AMOUNT
      RECIPIENT         EACH PAYMENT             DATE                   PAYMENT              TO BE PAID
----------------------------------------------------------------------------------------------------------------
                      The Class 1          The Class 1 Claim      By Liquidating Trust   $7,600 with interest
                      Claimant shall       shall be paid in full  from Debtor's Cash     at the rate of eight
      CLASS 1         receive the first    within nine (9)        on hand, sale of New   percent (8%) per
                      $7,600 received      months of the          Common Stock and       annum, until paid in
SECURED CLAIM OF      by the Liquidating   Effective Date.        from Recovery Rights   full.
UNITED CALIFORNIA     Trust, by payments
FACTORS               in whole or by
                      part as moneys are
                      received by the
                      Liquidating Trust.
----------------------------------------------------------------------------------------------------------------
                      Unknown Pro Rata     Pro Rata distribution  Cash payments by       Up to 100 cents on the
                      cash distributions.  among Class 2          Liquidating Trust      dollar plus post-
                      Class 2  Claimants   Claimants of cash      from Recovery          petition interest at
CLASS 2               shall receive        commencing when funds  Rights. Stock to be    the rate of eight
                      62,400 shares of     are available to the   issued by              percent (8%) per
ALLOWED GENERAL       New Common Stock     Liquidating Trust,     Reorganized Debtor     annum.
UNSECURED CLAIMS      for Pro Rata         after payment of       and distributed by
                      distribution as      Administrative         Liquidating Trust.     (Amount of distrubution
(Approx. $4,617,500)  soon as practicable  Priority, Priority                            dependent upon amount
                      after the effective  Tax and Class 1                               of recoveryon the
(Includes unsecured   date.                Claims. Thereafter,                           Recovery Rights). See
claims of Josh                             as funds are                                  Footnote 1 for various
Bradbury and his                           available. Pro Rata                           distribution scenarios.
affiliates totaling                        distribution of
approx. $200,000)2                         62,400 shares of
                                           New Common Stock
                                           shall be made as soon
                                           as practicable after
                                           the Effective Date.
----------------------------------------------------------------------------------------------------------------
                      Interests to be      Not applicable.        By Liquidating Trust   None.
                      cancelled and                               from Recovery Rights
                      extinguished.                               only after payment
                      Interest Holders                            in full of Class 2
CLASS 3               will receive                                Claims.
                      distribution only
INTEREST HOLDERS      if all Allowed
                      Class 2 Claims are
                      paid in full.  Such
                      distributions will
                      be shared Pro Rata
                      based upon number
                      of shares owned on
                      the Confirmation
                      Date.  See Footnote
                      1 herein.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------
2 The Debtor has objected to the Claims of Josh Bradbury and his affiliates ("Bradbury"). Pursuant to the Stipulation Re: Debtor's Objections to Claims of Josh Bradbury and Order Thereon entered October 21, 2003, the Debtor and Bradbury agreed to have the Bradbury Claims determined by the State Court as part of the LNI Action. As part of that Stipulation, the Debtor agreed to allow the Bradbury Claims for distribution and reserve purposes only in the sum of $200,000, pending the outcome of the LNI Action.

           Certain of the Claims against the Debtor will be disputed. The Debtor has  evaluated  the Claims  that have been filed in its Case and has  determined which of the Claims are inconsistent  with the amounts set forth in the Debtor's books and records.  The analyses performed by the Debtor and the Claims that may be subject to dispute are set forth in Exhibit "A."

           On and after the Effective Date, the Liquidating Trustee will deposit into a segregated account (the "Reserve Account") an amount of Cash equal to the

Pro Rata distribution  which would otherwise be payable on account of a Disputed

Claim.  Cash together with interest  accruing  thereon will be held in trust for the benefit of the holders of Disputed Claims.

           When a Disputed  Claim (or portion of a Claim) becomes  allowed,  the

Liquidating  Trustee  will  distribute  to  the  holder  thereof  its  Pro  Rata distribution of the allowed amount of such Claim.

           BELOW  IS  A  DETAILED   DESCRIPTION  AND  TREATMENT  OF  CLAIMS  AND

INTERESTS.

        B.  ADMINISTRATIVE EXPENSES

           1.  These  include  the  "actual,  necessary  costs and  expenses  of preserving the estate" as determined by the Court after notice to Creditors of a request for  payment  and after a hearing  thereon.

           2. The Code requires that Allowed Administrative  expenses be paid on the Effective  Date unless the party holding the  administrative  expense agrees otherwise.  All  Administrative  claimants  have agreed to waive  payment on the

Effective Date and to receive deferred payments from the Liquidating Trust.

           ADMINISTRATIVE CLAIM #1

           Claimant: Levene, Neale, Bender, Rankin & Brill L.L.P.
           (Bankruptcy Counsel to the Debtor)

           Approximately $150,000 in excess of approximately $24,239 prepetition and postpetition retainers plus 203,000 shares of New Common Stock for representing the Debtor on essentially a contingency basis, subject to Court approval.

           ADMINISTRATIVE CLAIM #2

           Claimant: Ives, Kirwan & Dibble (Special Litigation Counsel to the Debtor)

           Up to $85,000, subject to Court approval.

           ADMINISTRATIVE CLAIM #3

           Claimant:  Kelly & Company
           (Auditors for the Debtor)

           Approximately $10,000 in excess of $10,000 postpetition retainer

           ADMINISTRATIVE CLAIM #4

           Claimant: A. John A. Bryan, Jr. (CEO of the Debtor)

           281,000 shares of New Common Stock in full satisfaction of $171,834 in salary and benefits accrued and unpaid during the Case, and as a finder's fee for Optron transaction.

           ADMINISTRATIVE CLAIM #5

           Claimant: Gregory Bowers (former President of the Debtor)

           Approximately $59,509 plus 125,000 shares of New Common Stock on account of salary and benefits accrued and unpaid during the Case. Mr. Bowers has agreed to subordinate the Cash payment of his Administrative Claim to those of all other Administrative Claims, as well as to all Priority Claims and Priority Tax Claims.

           ADMINISTRATIVE CLAIM #6

           Claimants: Administrative Note Holders

           (1) Jacker Investments, Ltd. ("JIL") - $16,000
           (2) Global Master Investments, Ltd. ("GMIL") - $21,000
           (3) Archangel Singapore Pte., Ltd. - $13,000

           Administrative Note Holder Claimants shall be paid in full plus interest at the rate of 8% per annum on due date of notes (October 1, 2004) or, at the election of holder of Claim, made in writing prior to the hearing on confirmation of the Plan, Claimants may elect to receive New Common Stock in full satisfaction of Administrative Claims as follows:

           JIL - 499,200  shares GMIL - 655,200  shares ASPL - 405,600 shares

           C.   PRIORITY CLAIMS
           1. These include  certain types of unpaid  employee wage,  severance,

vacation and benefit Claims.

           2. The Code  requires  that,  if the  holders of such Claims have not accepted the Plan, such holders must receive cash payments on the Effective Date equal to the allowed amount of such Claims.

           Any  Allowed  Priority  Claims of the Debtor  will be paid in Cash in full on the Effective Date of the Plan by the Liquidating  Trustee.  Pursuant to

the Debtor's  Schedules of Assets and Liabilities and the Claims  Register,  the

total amount of unsecured Priority Claims for the Debtor is $6,239.48.

       D. UNSECURED TAX CLAIMS

           1. These include certain types of property, sales and income taxes.

           2. The Code  requires  that the holders of such Claims  receive  cash payments  over a period not  exceeding six years after the date of assessment of such Claim, unless agreed otherwise. The claimants have not agreed otherwise but have agreed to the treatment of their Claims as set forth herein. The total Cash payments must have a present value equal to the amount of the Allowed Claim. The present value is calculated as of the Effective Date.

           Based upon  Claims  filed in this  Case,  Priority  Tax Claims  total approximately  $265,166.  Some of these  Priority  Tax  Claims  are  based  upon estimated taxes and therefore are subject to dispute/resolution by the Debtor.

           All Allowed Priority Tax Claims will receive the following treatment:

                 Total amount of Allowed Claims: Approximately $265,166 (primarily prepetition sales and withholding taxes incurred in
                 2002)

                 Total amount of payments (over time) by Liquidating Trust to satisfy claims: Approximately $265,166 plus interest thereon.

                 Interest rate: The rate specified in 28 U.S.C. ss. 6621 for the Internal Revenue Service and six percent (6%) per annum for all other Priority Tax Claims unless a different rate is fixed by the Court.

                 First payment date: When funds are available to the Liquidating Trust.

                 Amount of each installment: $266,166. The Debtor estimates that Priority Tax Claimants will be paid in full in the year in which the LNI Action is resolved. The Debtor's best estimate is that this will occur in the third year after Plan confirmation.

                 Frequency of payments: When funds are available to the Liquidating Trust, estimated to be in the third year after Plan confirmation. See Footnote 1 INFRA.

                 Total yearly payments: Unknown.

                 Final payment date: Not later than six (6) years from date of assessment.

                 Additional comments: Administrative Claimant Gregory Bowers has agreed to subordinate the Cash payment on his Claim to other Administrative, Priority Claims and Priority Tax Claims.

           E.    CLASS ONE

                 SECURED CLAIM OF UNITED CALIFORNIA FACTORS

                 Total amount of Allowed Claim: $7,600

                 Total amount of payments (over time) to satisfy the Secured
                 Claim: $7,600 plus interest at the rate of eight percent (8%) per annum from the Effective Date until paid in full.

                 Interest rate (to compensate Creditor because Claim is paid over time): 8%

                 Impaired

                 First payment date/Amount of each installment:

                 The Class 1 Claim shall be paid in full with interest within nine (9) months after the Effective Date.

                 Frequency of Payments: As funds are received by the Liquidating Trust.

                 Total yearly payment: $7,600 plus interest.

                 Final  payment  date:  Nine (9) months after the  Effective
                 Date.

                 Lien is not modified in any way by the Plan. The Class 1 Claim shall continue to be secured by substantially all assets of the Debtor.

                 Description of collateral: Substantially all assets of the Debtor.

                 Additional Comments: None.

           F.    CLASS TWO

                 GENERAL UNSECURED CLAIMS

                 See Exhibit "A" for list of claimants and amount owed each.

                 Total amount of Allowed Claims: Approximately $4,880,000 (includes disputed unsecured Claims of Josh Bradbury and his affiliates which are allowed for reserve and distribution purposes in the sum of $200,000).

                 Total amount of payments (over time) to satisfy Claims: Pro Rata distribution of 62,400 shares of New Common Stock; plus unknown Pro Rata cash distributions by Liquidating Trust from sale of 93,600 shares of New Common Stock after payment of Administrative, Priority Claims and Tax Claims and Class 1 Claim; plus net proceeds from Recovery Rights.

                 Interest rate: None, unless surplus estate in which case Class 2 Claims will receive interest from the Effective Date until payment at the rate of eight percent (8%) per annum.

                 Impaired

                 First payment date: When funds are available to the Liquidating Trust. Stock to be distributed as soon as practicable after the Effective Date.

                 Amount of each installment/Frequency of payments: Class 2 claimants shall receive a Pro Rata distribution of 62,400 shares of New Common Stock as soon as practicable after the Effective Date. The first Cash payment will be made to Class 2 Claimants on a Pro Rata basis when funds are available to the Liquidating Trust, after payment of Administrative, Priority Claims and Priority Tax Claims and the Class 1 Claim. Thereafter, as funds are available, the Liquidating Trustee shall make periodic Pro Rata distributions to the holders of Allowed Claims as and when the Liquidating Trust Trustee, in his sole and absolute discretion, deems appropriate.

                 Total yearly payments: Unknown.

                 Final Payment date:  Unknown

    G.     CLASS THREE

           SHAREHOLDERS INTERESTS

                     The  Interests  of all  existing  Interest  Holders  of the

                     Debtor shall be canceled and  extinguished on the Effective

                     Date.  Interest Holders will receive a distribution only if all Allowed Class 2 Claims are paid in full with  interest.

                     Such  distribution,  if any,  will be shared Pro Rata based upon the  number  of shares  owned by the Class 3  Interest

                     Holder on the Confirmation Date.

                     Impaired

           XI. SOURCE OF MONEY TO PAY CLAIMS AND INTEREST HOLDERS

           The Plan  cannot  be  confirmed  unless  the Court  finds  that it is

"feasible,"  which  means  that the  Proponent  has  timely  submitted  evidence establishing that the Debtor will have
sufficient  funds  available to satisfy all  expenses,  including  the scheduled creditor payments discussed above.

           The Debtor ceased all of its business  operations  shortly  before it filed this Case.  Accordingly,  the Debtor  believes that neither its historical financial  performance nor the projected performance of its prior business has a bearing upon the  feasibility  of the Plan.  However,  since  Creditors  will be receiving New Common  Stock,  projections  for the  Reorganized  Debtor  (Optron

Group) are  attached as Exhibit  "C"  hereto.  Also,  attached  collectively  as

Exhibit  "D" are  financial  documents,  including  balance  sheets,  income and expense  statements,  and cash flow statements for the two years ending February

2003 for  Optron Pty  Limited,  and  attached  collectively  as Exhibit  "E" are financial documents,  including balance sheets and income and expense statements for the two years ending December 31, 2002 for Cadogan,  the sole shareholder of

Optron Pty Limited.  Attached as part of Exhibit "C" is a pro forma consolidated balance sheet for the  Reorganized  Debtor  subsequent to the merger with Optron and Cadogan.  Based upon the projected valuation of the Reorganized Debtor after the  merger,  the Debtor  estimates  that the New Common  Stock will have a book value of  approximately  $.4978,  as computed on the attachment to the projected consolidated balance sheet attached as part of Exhibit "C."

           As and when funds become available to the Liquidating  Trust,  taking into account the need for prudent reserves and administrative  convenience,  the

Plan pays to the Debtor's unsecured creditors the proceeds arising from the sale or other  disposition  of all its remaining  assets,  the  liquidation of 93,600 shares of New Common Stock and the  prosecution  of all Recovery  Rights,  after payment of all pre-confirmation and  post-confirmation  administrative costs and expenses of administering,  recovering, liquidating or disbursing the assets and costs and expenses, including reasonable professional fees, incurred in pursuing the Recovery Rights,  and administration of the bankruptcy Case to and including a final decree or order closing the Case.

                 XII. FINANCIAL RECORDS TO ASSIST IN DETERMINING

                      WHETHER PROPOSED PAYMENT IS FEASIBLE

           Attached  collectively  as  Exhibit  "F" are two  types of  financial documents,  including  balance  sheets and profit  and loss  statements  for the period including the two years prior to bankruptcy  (i.e.,  fiscal year 2002 and the period from June through December 2002). The Debtor commenced  operations in

July 2001 and ceased business operations on December 31, 2002. Accordingly, only fiscal 2002 and the period from June through December 2002 financial  statements are provided.

                   XIII. ASSETS AND LIABILITIES OF THE ESTATE

           A.        ASSETS

           The  identity  and fair  market  value of the  Debtor's  assets as of

November  4, 2003 are listed in Exhibit  "B" so that the reader can assess  what assets are at least  theoretically  available to satisfy  Claims and to evaluate the overall worth of the  bankruptcy  Estate.  Whether the Plan proposes to sell any of these assets is discussed in Section XVII.

           B.        LIABILITIES

           Exhibit  "A"  shows the  Claims  against  the  Estate,  Claims  whose treatment is explained in detail by Section X.

           C.        SUMMARY

           The  fair  market  value  of  all  assets  equals  $2,432,000.  Total

liabilities  equal  approximately  $5,135,135.47,   including  reserve  for  the

Bradbury Disputed Claims.

                     XIV. TREATMENT OF NONCONSENTING CLASSES

           As stated  above,  even if all Classes do not consent to the proposed treatment of their Claims under the Plan, the Plan may  nonetheless be confirmed if the  dissenting  Classes are treated in a manner  prescribed by the Code. The process by which  dissenting  classes are forced to abide by the terms of a plan is commonly referred to as "cramdown." The Code allows dissenting  Classes to be crammed  down if the Plan  does not  "discriminate  unfairly"  and is "fair  and equitable."  The Code  does not  define
discrimination,   but  it  does  provide  a  minimum  definition  of  "fair  and equitable."  The term can mean that  SECURED  CLAIMANTS  retain  their liens and receive cash payments  whose  present  value equals the value of their  security interest.  For example,  if a Creditor  lends the Debtor  $100,000 and obtains a security  interest  in  property  that is worth  only  $80,000,  the  "fair  and equitable"  requirement  means that the  claimant is  entitled to cash  payments whose  present  value  equals  $80,000  and not  $100,000.  The term  means that

UNSECURED  CLAIMANTS  whose Claims are not fully satisfied at least know that no

Claim or Interest that is junior to theirs will receive anything under the Plan.

"Fair and  equitable"  means that each  HOLDER OF AN INTEREST  must  receive the value of such  Interest  or else no  junior  interest  is  entitled  to  receive anything.

           Therefore,  if a Class of general  unsecured Claims votes against the

Plan,  the Plan  cannot be  confirmed  where the  Debtor or a class of  interest holders  (e.g.  shareholders  or  partners)  will receive or retain any property under the plan,  UNLESS the plan  provides  that the Class of general  unsecured

Claims shall be paid in full with  interest.  Similarly,  if a Class of Interest

Holders  votes against the plan,  the plan cannot be confirmed  where the debtor will receive or retain any  property  under the plan,  unless the plan  provides that the Class of Interest  Holders shall be paid in full with  interest.  These are
complex  statutory  provisions  and the  preceding  paragraphs do not purport to state or explain all of them.

           XV. TREATMENT OF NONCONSENTING MEMBERS OF CONSENTING CLASS

                        (CHAPTER 7 LIQUIDATION ANALYSIS)

           The Plan must  provide  that a  nonconsenting  impaired  claimant  or interest  holder  of a  consenting  class  receive  at least as much as would be available had the Debtor filed a Chapter 7 petition instead.

           In a Chapter 7 case, the general rule is that the Debtor's assets are sold by a trustee.  Unsecured creditors share in the proceeds of sale only after secured creditors and administrative claimants are paid.

           Certain unsecured creditors get paid before other unsecured creditors

do. Unsecured creditors with the same priority share in proportion to the amount of their Allowed Claim in relationship to the total amount of Allowed Claims.

           A Creditor  would  recover from the assets of the  bankruptcy  Estate less under  Chapter 7 than under Chapter 11 for at least three  reasons.  First,

the recovery by  unsecured  Creditors  in a  liquidation  would be less than the recovery proposed under the Plan because the Plan proposes to distribute 156,000 shares  of New  Common  Stock  to the  Liquidating  Trust  for  the  benefit  of

Creditors.  In a Chapter  7,  there  would be no stock to  distribute  since the

Debtor would be liquidated and its stock would be worthless. Second, in a Chapter 7 case, a trustee is appointed and is entitled to compensation  from the bankruptcy  estate (1) for cases filed before

October  22,  1994,  in an amount  no more  than 15% of the first  $1,000 of all moneys disbursed,  6% on any amount over $1,000 but no more than $3,000,  and 3%

on all amounts over $3,000; or (2) for cases filed on or after October 22, 1994,

in an amount no more than 25% of the first $5,000 of all moneys  disbursed,  10%

on any amount  over  $5,000  but no more than  $50,000,  5% on any  amount  over

$50,000 but no more than  $1,000,000,  and such reasonable  compensation no more than 3% of moneys over  $1,000,000.  Third, the major asset of the Debtor is the

LNI  Action.  Pursuant  to the terms of the Plan,  John  Bryan will serve as the

Liquidating  Trust Trustee and will prosecute the LNI Action through its Special

Litigation  Counsel.  The Plan provides an incentive to Mr. Bryan in the form of stock of the Reorganized Debtor for his efforts in reorganizing the Debtor. In a

Chapter 7 case this incentive would not be available and Mr. Bryan, as a witness only in the LNI Action,  would not be devoting as much time to that action as he would as the plaintiff and therefore the value of the  litigation in a Chapter 7 case is substantially less (if not zero).

///

///

-------------------------------------------------------------------------------------------------------------------------------
                                                        CHAPTER 7                                   CHAPTER 11
-------------------------------------------------------------------------------------------------------------------------------
1.  Value of Assets (as of 11/3/03)                 $32,000(3) cash
    (from Exhibit "B" ) plus 156,000                                                    $2,400,000 to $28 million(4) -
    shares of New Common Stock                                                              See Footnote 3  also.
                                                                                                78,000(5) stock
-------------------------------------------------------------------------------------------------------------------------------
2.  Administrative Expenses                              441,343                                    209,5096
    Secured Claims                                        7,600                                       7,600
    Priority Unsecured Claims                            271,406                                     271,406
-------------------------------------------------------------------------------------------------------------------------------
3.  Chapter 7 Trustee / Liquidating                       3,950                                 74,340 to 842,340
     Trust Trustee Fee
-------------------------------------------------------------------------------------------------------------------------------
4.  Exemption(s)                                           N/A                                         N/A
-------------------------------------------------------------------------------------------------------------------------------
TOTAL AVAILABLE FOR DISTRIBUTION TO GENERAL                 0
UNSECURED CREDITORS                                                                           $1,915,145 to $747,145
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  Unsecured creditors receive payment of
                                              Unsecured creditors receivepayment  approximately  41% to 100% (& interest) of
                                              of   0% of total claims             total claims
------------------------------------------------------------------------------------------------------------------------------------

                               XVI. FUTURE DEBTOR

A.         MANAGEMENT OF DEBTOR/LIQUIDATING TRUST

LIQUIDATING TRUST

1.         Name of person who will serve as Liquidating  Trust Trustee:  A. John
           A. Bryan, Jr.

-------------

3 The Debtor believes that the LNI Action may have a value of anywhere from $4,000,000 to $48,000,000 (less 40% contingency fee if prosecuted by the Liquidating Trust Trustee and Special Litigation Counsel. However, Special Litigation Counsel is unwilling to prosecute the LNI Action on a contingency fee basis in a Chapter 7 case. See Declaration of Christopher Grivakes attached hereto. Accordingly, the Debtor has valued the LNI Action as having no value in a Chapter 7 case.
4 Excludes $32,000 in Administrative Cash which is not available for general unsecured creditors under the Plan since it remains with the Reorganized Debtor. Net recovery of LNI Action after contingency fee.
5 Debtor's best estimate of value of New Common Stock based upon estimated future book value. The Debtor estimates that the stock will trade at a premium to the book value per share. The book value is calculated using the "tangible book value" method of valuation. This results in a value of $.4978 per share. See Exhibit "C" attached hereto. Book value is calculated as follows: Book Value = Total Assets - Total Liabilities Tangible Book Value = Book Value - Intangible Assets (Goodwill, Patents, Trademarks) Value of New Common Stock = Tangible Book Value / Total Shares Outstanding Stock Value of $.4978 = $5,177,000 $10,400,000 Shares
6 Assumes Administrative Note holders convert Claims to stock, Administrative Claimant A. John A. Bryan, Jr. receives stock in full satisfaction of his Administrative Claim, and Kelly & Co. is paid by Reorganized Debtor from Administrative Cash.

2.         Proposed  compensation to person listed above:  Three percent (3%) of

           Cash distributions to Creditors under the Plan.

3.         Qualifications:  Mr.  Bryan has served as an officer and  director of the Debtor during this Chapter 11 Case.  Mr. Bryan is the person most familiar with the LNI Action,  the major asset of the Estate,  and is the person who negotiated the transaction with Optron.

4.         Affiliation  of person to Debtor:  Mr.  Bryan is the Chief  Executive

           Officer and a director of the Debtor.

5.         Job description:  As Trustee of the Liquidating Trust, Mr. Bryan will be responsible for carrying out the duties of the  Liquidating  Trust as specified in this Plan and the Liquidating Trust Agreement.


OPTRON GROUP

1.         Names of persons  who will  manage  Optron  Group's  affairs:  Trevor

           Venter will serve as Chief Executive Officer, Martin Euler will serve as Chief  Financial  Officer,  Sandy  Borthwick  will  serve as Chief

           Operating   Officer,   and   Terry   Mackey   will   serve  as  Chief

           Administrator.  The initial Board of Directors will consist of Dr. H.

           Greeff,  Trevor Venter, Sandy Borthwick,  Terry Mackey and up to four

           (4) outside  directors  to be selected  by the current  board.  Other changes in management are being contemplated, as well as changes to the board may be made in order for the Reorganized

           Debtor to improve compliance with the Sarbanes-Oxley Act of 2002.

2.         Proposed  compensation  to persons listed above:  Each officer listed above  will  receive a salary of  $150,000  per year plus  bonuses as determined by the  compensation  committee of the board,  plus health benefits,  automobile allowance,  participation in ESOP plan and such other  benefits as  determined by the  compensation  committee of the board.

3.         Qualifications:

           TREVOR VENTER,  Chief Executive Officer,  joined Optron in April 1995 after having spent ten years at the Chief  Surveyor  General of South

           Africa's  office.  He holds a 1st class degree in Geomatics  from the

           University of Cape Town. He was  appointed  Managing  Director of the

           South African  company in 1998, a position is currently  still holds.

           MARTIN EULER, Chief Financial Officer, is the former regional manager of North and South  America  for Thales  GeoSolutions,  a division of

           Thales SA, and has 25 years of  experience  in managing and designing the financial system of Thales  GeoSolutions  and Racal  Electronics,

           the former owner of Thales.

           SANDY BORTHWICK, Chief Operating Officer. From 2001 through 2003, Mr.

           Borthwick was the General Manager of Thales GeoSolutions  (Africa and

           the Middle East).  During this period,  he led the development of the first  GSM  vehicle  tracking  technology  which  culminated  in  the formation  of Global  Telematics  PLC and  restructured  the avionics

           business   which  went  from  less  than   (pound)5M  in  sales  with

           substantial  losses to over  (pound)20M in sales while  achieving the group  budgeted  profits.  Mr.  Borthwick  was one of three  regional managers  of  Thales  GeoSolutions  and a  member  of  the  Executive

           Committee.  He was  responsible  for the Southeast Asian region which generated over $80,000,000 in sales and was consistently  profitable.

           Mr. Borthwick managed the day to day marketing, operations and P&L of the  largest  region  of Thales  GeoSolutions.

           TERRY  MACKEY,  Chief  Administrator,  joined  Optron in 1993 and was appointed  as a member of the Board of  Directors  in the same  year.

           Prior to joining Optron, Mr. Mackey had over 15 years experience as a company  director  in the  civil  engineering,  building  and  allied industries, first as contracts director and, since 1985, as financial director.  He holds a Degree in  engineering  from the  University of

           Sheffield,  England,  and a Diploma in financial  management.

           DR. H. GREEFF is an experienced strategic management consultant whose

           PhD  was  in  training  and   development   management.   He  is  the

           non-executive  chairman of three companies  (including Optron) and is the  head  strategist  at the JD  Group,  a listed  company  in South

           Africa. He was appointed as Optron's  non-executive Chairman in March

           2000.

4.         Affiliation of persons to Debtor:  None.

5.         Job description:

           (a) As Chief Executive Officer, Mr. Venter directs the development of short and long term range objectives, policies, budgets and operating plans.

           (b) As Chief Financial Officer, Mr. Euler plans, directs and controls

           Optron's overall financial plans and policies,  accounting  practices and  relationships  with lending  institutions,  shareholders and the financial community.

           (c) As Chief Operating Officer, Mr. Borthwick is in charge of the day to day  operations  of Optron and carrying out the  directions of the

           Chief Executive Officer.

           (d) As Chief Administrator, Mr. Mackey is in charge of administration and control and oversees shareholder relations with regard to company notices, correspondence, shareholder meetings and general policy.

           B.        DISBURSING AGENT

           The Liquidating  Trust shall be the disbursing agent  responsible for collecting  money intended for  distribution to claimants and transmitting it to them. The disbursing  agent's address and telephone number is: A. John A. Bryan,

Jr.,  Trustee of  Liquidating  Trust,  1801 Century Park East,  Suite 1830,  Los

Angeles,  California  90067;  Telephone:  (310) 777-8889.  The Liquidating Trust

shall serve as the disbursing agent without bond.

           1. Proposed  compensation to person listed above:  Three percent (3%)

of cash disbursements only.

           2.  Qualifications:  The Trustee of the Liquidating Trust is familiar with the Claims in the Case and the terms of the Plan;  thus, he is qualified to implement the Plan's provisions and make the necessary disbursements.

           3.  Affiliation of person to Debtor:  John Bryan,  the Trustee of the

Liquidating Trust, is the Chief Executive Officer of the Debtor.

           4. Job description: The disbursing agent shall make all distributions in accordance with the provisions of the Plan.

C. FUTURE FINANCIAL OUTLOOK

           The Proponent believes that its economic health will improve from its prebankruptcy state for the following reasons: N/A

           The Plan does not  contemplate  payments to Creditors  over time from the ongoing operations of the Debtor's business.  The Plan contemplates payments to Creditors from the funds derived from the  liquidation of the Debtor's assets and Recovery Rights.  Therefore,  projections  regarding the Debtor's historical and future  performance  are  irrelevant to the  treatment of Creditors'  Claims under  the  Plan and  have no  bearing  upon the  feasibility  of the  Plan.  As previously  stated,  Plan payments will come from the funds  available  from the sale of the  New  Common  Stock  by the  Liquidating  Trust,  collection  of and liquidation of the Debtor's remaining assets and pursuit of Recovery Rights.

  XVII. SALE OF PROPERTY, ASSUMPTION OF CONTRACTS AND LEASES; OTHER PROVISIONS

           The Plan provides for the following:

           The  Liquidating  Trust will sell all of the New  Common  Stock to be issued to it and use the proceeds to fund Plan  payments.  On the Effective Date of the Plan,  the Debtor will REJECT all of its  unexpired  leases and executory contracts that have not previously been rejected.

           The Court must make  certain  findings of fact before  approving  the aforementioned  provisions as part of the Plan. The Proponent  requests that the

Court make the  appropriate  findings at the  confirmation  hearing,  based upon evidence submitted in support of the confirmation motion.

                          XVIII. BANKRUPTCY PROCEEDINGS



           Following the Petition  Date,  the Court has  authorized the Debtor's employment of the following Professionals:

           1. Levene, Neale, Bender, Rankin & Brill L.L.P. as bankruptcy counsel for the Debtor (Order entered on March 3, 2003);

           2. Ives, Kirwin & Dibble as special litigation counsel for the Debtor

(Order entered August 22, 2003); and

           3. Kelly & Company as auditors for the Debtor (application  pending).

Additionally, the following Orders have been entered by the Court:

           1.  The  Court's  "ORDER  RE:  (1)  REQUIRING  REPORT  ON  STATUS  OF

REORGANIZATION  CASE; (2) SETTING HEARING ON STATUS OF REORGANIZATION  CASE; AND

(3) ESTABLISHING  PROCEDURE FOR REQUESTING APPROVAL OF DISCLOSURE  STATEMENT AND

CONFIRMATION OF PLAN" entered on January 17, 2003.

           2. The Court's "ORDER APPROVING EMPLOYMENT OF LEVENE,  NEALE, BENDER,

RANKIN & BRILL L.L.P. AS BANKRUPTCY COUNSEL" entered on March 3, 2003.

           3. The Court's "ORDER  GRANTING  DEBTOR'S  MOTION FOR ORDER APPROVING

SETTLEMENT  PURSUANT TO RULE 9019"  entered on March 26, 2003.  Pursuant to this order,  the Court approved a settlement  between the Debtor and the Best Service

Company (an assignee of
the Debtor) on the one hand and Rubin Investment Group on the other hand.

           4. The Court's "ORDER  SETTING BAR DATE FOR FILING  CLAIMS,  SETTLING

BAR DATE FOR OBJECTION TO CLAIMS, SCHEDULING A HEARING ON APPROVAL OF DISCLOSURE

STATEMENT" entered on March 26, 2003.

           5. The Court's "ORDER RE DEBTOR'S  SECOND SET OF OBJECTIONS TO CLAIMS

(DUPLICATES)[CLAIM  NOS. 7, 24, 41, 61]" entered on August 15, 2003. Pursuant to this Order,  Claim No. 61 was disallowed in its entirety as a duplicate of Claim

No. 41 and Claim No. 7 was  disallowed  in its  entirety as a duplicate of Claim

No. 24.

           6. The Court's "ORDER  APPROVING  APPLICATION OF DEBTOR AND DEBTOR IN

POSSESSION  TO EMPLOY  IVES,  KIRWAN & DIBBLE  AS  SPECIAL  LITIGATION  COUNSEL"

entered on August 22,  2003.  Pursuant to this  order,  the Court  approved  the

Debtor's  employment of Ives,  Kirwan & Dibble to investigate and pursue the LNI

Action.

           7. The Court's  "ORDER RE DEBTOR'S  FIRST SET OF OBJECTIONS TO CLAIMS

(SHAREHOLDER  CLAIMS)[CLAIM  NOS.  22, 30, 38, 42, 43, 54, 63,  64]"  entered on

August 22, 2003.  Pursuant to this order,  Claim Nos. 22, 30, 38, 42, 43, 54, 63 and 64 were disallowed in their entirety.

           8. The Court's "STIPULATION  RESOLVING CLAIMS OF NEIL T. WATANABE AND

ORDER  THEREON"  entered on August 26, 2003.  Pursuant to this  stipulation  and order,  Claim No. 17 was allowed
as a general  unsecured  claim in the amount of $15,384.35  and Claim No. 18 was allowed as a general unsecured claim in the amount of $303,196.00. Also pursuant to this  stipulation  and order,  Mr. Watanabe was allowed an equity interest of

375,000 shares of the Debtor's common stock.

           9. The Court's  "STIPULATION  RESOLVING  DEBTOR'S CLAIM  OBJECTION TO

PROOF OF CLAIM FILED BY LINER YANKELEVITZ  SUNSHINE & REGENSTREIF LLP (CLAIM NO.

44) AND ORDER  THEREON"  was entered on  September  16,  2003.  Pursuant to this stipulation  and  order,  the  Debtor's  claim  objection  to Claim  No.  44 was resolved.  Claim  No.  44 was  disallowed  in its  entirety,  Liner  Yankelevitz

Sunshine & Regenstrief LLP was allowed one general unsecured claim in the amount of  $9,343.67  and an equity  interest  of  1,060,000  restricted  shares of the

Debtor's common stock.

           10. The Court's  "ORDER  AUTHORIZING  DEBTOR TO OBTAIN CREDIT THROUGH

THE ISSUANCE OF PROMISSORY  NOTES PURSUANT TO 11 U.S.C.  SS. 364(C)" was entered on October 7, 2003. By this order,  the Debtor was  authorized to borrow the sum of $50,000 from three lenders through the issuance of promissory notes.

           11. The Court's  "ORDER RE DEBTOR'S THIRD SET OF OBJECTIONS TO CLAIMS

(PRIORITY  CLAIMS)[CLAIM NOS. 11, 13, 16, 29 AND 34]" was entered on October 10,

2003.  Pursuant to this order, the Debtor's objections to Claim Nos. 11, 13, 16,

29 and 34 were sustained.

           12. The Court's "ORDER RE DEBTOR'S FOURTH SET OF OBJECTIONS TO CLAIMS

(SHAREHOLDER  CLAIMS)[CLAIM NOS. 44 AND 65]" was entered on October 10, 2003. By this order, Claim No. 65 was disallowed in its entirety.

           13. The Court's  "STIPULATION  RE:  DEBTOR'S  OBJECTIONS TO CLAIMS OF

JOSH BRADBURY;  ORDER THEREON" was entered on October 21, 2003. Pursuant to this stipulation and order,  the claims asserted by Josh Bradbury and certain related other  claimants  against the Debtor will be  determined  by pending state court litigation.  Josh Bradbury and the related claimants were deemed to have a claim in the sum of $200,000 for distribution and reserve purposes only.

           In  addition  to  the  foregoing,  the  "APPOINTMENT  AND  NOTICE  OF

APPOINTMENT OF COMMITTEE OF CREDITORS HOLDING UNSECURED CLAIMS" was filed on May

6, 2003. The following creditors were appointed to the Committee:

           1.        Craig D. Huff
                     Innovative Botanical Solution
                     75 E. 1700 South
                     Provo, UT  84606
                     Telephone:  (801) 342-4370
                     Facsimile:  (801) 342-4305

           2.        Gary E. Looney
                     Tree of Life
                     c/o Great Western Collection Bureau
                     3550 Round Barn Blvd., Suite 311
                     Santa Rosa, CA  95403
                     Telephone:  (415) 421-4744
                     Facsimile:  (415) 421-4836

           3.        Deborah Slack
                     Squar, Milner, Reehl & Williamson
                     4100 Newport Place, Suite 300
                     Newport Beach, CA  92660
                     Telephone:  (949) 222-2999
                     Facsimile:  (949) 222-2989

           4.        Tom Wagner
                     Wagner Financial Services
                     3386 Marigold Circle
                     Costa Mesa, CA  92626
                     Telephone:  (714) 504-9429
                     Facsimile:  (714) 360-0535


              XIX. CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF PLAN



A.         INTRODUCTION

           Implementation  of the Plan may have  federal,  state,  and local tax consequences to the Debtor and Creditors of the Debtor.  No tax opinion has been sought or will be obtained with respect to any tax consequences of the Plan, and the following  disclosure (the "Tax  Disclosure") does not constitute and is not intended to constitute either a tax opinion or tax advice to any person. Rather,

the Tax Disclosure is provided for informational purposes only.

           Moreover,  the Tax Disclosure  summarizes only certain of the federal income tax consequences associated with the Plan's implementation,  and does not attempt  to  comment  on all  such  aspects  of the  Plan's  implementation.  In addition,  certain of the federal income tax  consequences  described in the Tax

Disclosure  are  dependent  on  factual   determinations  that  are  subject  to

uncertainties. Similarly, the Tax Disclosure does not attempt to consider any facts or limitations applicable to any particular

Creditor or Interest Holder which may modify or alter the consequences described below.  The Tax Disclosure  also does not address state,  local,  or foreign tax consequences  or the  consequences  of any  federal  tax other than the  federal income tax.

           The Tax  Disclosure is based upon the  provisions of the Tax Code and

the  regulations  promulgated  thereunder,   existing  judicial  decisions,  and

administrative  rulings.  In light of the numerous recent  amendments to the Tax

Code, no assurance can be given that  legislative,  judicial,  or administrative changes will not be forthcoming that would affect the accuracy of the discussion below.  Any such changes could be material and could be retroactive with respect to the  transactions  entered  into  or  completed  prior  to the  enactment  or promulgation  thereof.  Finally,  the tax consequences of certain aspects of the

Plan  are  uncertain  due to a lack of  applicable  legal  authority  and may be subject to  judicial  or  administrative  interpretations  that  differ from the discussion below.

           Creditors,  therefore,  are  advised  to  consult  with their own tax advisors regarding the tax consequences to them of the transactions contemplated by the Plan, including federal, state, local, and foreign tax consequences.

B.         GENERALLY

           The Plan provides for the reorganization of the Debtor, the merger of the Debtor with Optron,  and the Reorganized Debtor retaining the Administrative

Cash. In addition,  the Plan calls for an orderly  liquidation and collection of all other assets of the Debtor. On the Effective Date, Class 3 Interests (common stock of the Debtor) shall be canceled and  extinguished.  Creditors,  including the holders of Allowed  Class 2 Claims  (General  Unsecured  Claims),  will also receive shares of New Common Stock in partial  satisfaction of their Claims.  In addition,  the  Liquidating  Trust will be established on the Effective Date for the purpose of liquidating the remaining  property of the Debtor for the benefit of the holders of Allowed Claims.  Distributions  will be made to such Creditors in accordance with Section X of the Plan.

C.         TAXATION OF THE LIQUIDATING TRUST

           Section  468B(g)  of the Tax  Code  provides  that  escrow  accounts,

settlement  funds or similar  funds are  subject to  current  taxation.  It also provides that the Internal  Revenue Service ("IRS") shall prescribe  regulations for the  taxation  of any such  account or fund,  whether as a grantor  trust or otherwise. The IRS issued final regulations regarding qualified settlement funds on December 18, 1992.  However,  such
regulations  specifically  reserve the tax  treatment  of funds  established  to resolve  certain  types of claims,  including  (i) claims of a debtor's  general trade  creditors or debtholders  that relate to a title 11 or similar case, or a workout,  and  (ii)  claims  arising  under  a  workers  compensation  act  or a self-insured  health plan ("Excluded  Claims") unless such Excluded Claims arise out of the same  event or  series  of events as  certain  qualified  claims.  On

February  1,  1999,  the IRS issued  proposed  regulations  respecting  disputed ownership  funds,  but such  rules  are to  become  effective  only  when  final regulations  are  published.  Thus,  there  is  some  uncertainty  as to  who is responsible for reporting income generated by the funds in the Liquidating Trust formed  pursuant to the Plan. The Plan and related  documents will authorize and obligate the Trustee of the  Liquidating  Trust to file  appropriate  income tax returns  and pay any tax due as a result  of any  taxable  income  earned in the

Liquidating Trust out of funds in the Liquidating Trust estate.

           Although  not  free  from  doubt,   the  Debtor   believes  that  the

Liquidating Trust constitutes a disputed  ownership fund under proposed Treasury

Regulations section 1.468B-9. If the IRS were to disagree,  the tax consequences to the Creditors could differ materially from that described below.

           A disputed ownership fund under the proposed Treasury  Regulations is an escrow, fund or trust that (i) is established to hold money or property subject to conflicting claims of ownership, (ii) is subject to continuing  jurisdiction  of a court and (iii) cannot pay money to or on behalf of a claimant  without  the  approval of the court.  According  to the

Plan, the  Liquidating  Trust will be subject to the continuing  jurisdiction of the  Court  and  the  property  transferred  to  the  Liquidating  Trust  can be distributed  only in accordance  with the terms of the Plan or with the approval of the  Court.  Moreover,  according  to the  Plan,  the  Liquidating  Trust  is established for the benefit of the holders of Allowed Claims (collectively,  the

"Claimants"). The Claimants have asserted conflicting claims of ownership of, or a legal or equitable  interest in, certain assets of the Debtor,  and thus, such assets should be considered  "disputed  property" within the meaning of proposed

Treasury Regulations section 1.468B-9.

           A  disputed  ownership  fund is  taxable  as if it  were a  qualified settlement  fund (as such term is defined  in the  Treasury  Regulation  section

1.468B-1(c))  if all  assets  transferred  to the  fund are  passive  investment assets,  such as cash, cash  equivalents,  stock, and debt  obligations.  In all other cases, a disputed ownership fund is taxable as if it were a C corporation,

except  to the  extent  that the  provisions  of  Treasury  Regulations  section

1.468B-9 direct otherwise,  including:  (i) in general,  property transferred to the

Liquidating  Trust by, or on behalf of, the Debtor  should be excluded  from the gross income of the trust;  (ii)  distributions  to Claimants by the Liquidating

Trust will not be taxable events to the trust;  and (iii) the Liquidating  Trust will not be  allowed a  deduction  for  distributions  to,  or on  behalf  of, a

Claimant.  As of the Effective Date, the Debtor will transfer to the Liquidating

Trust a specified  number of shares of New Common  Stock and all of the property of the Estate,  except for the Administrative  Cash,  including certain Recovery

Rights of the  Debtor.  It is  unlikely  that the  Recovery  Rights or any other assets  transferred  to  the  Liquidating  Trust  would  be  considered  passive investment assets, and thus, although not free from doubt, the Liquidating Trust should be taxed as a C corporation (with the exceptions noted above).

           Although  the  proposed  regulations  provide  that  the IRS will not challenge a  reasonable,  consistently  applied  method of  taxation  for income earned by a disputed  ownership fund,  transfers to such fund, and distributions made  by  such  fund  established  before  the  date  of  publication  of  final regulations,  the proposed regulations do not become effective until the date of publication of final  regulations.  If the Liquidating Trust is not treated as a disputed  ownership  fund by  analogy  to the  treatment  of such  funds  in the proposed regulations, it is possible that the Liquidating Trust could be treated as a
grantor trust for which the Claimants are treated as the grantors. As such,

the Claimants  would be subject to current  taxation on the income  generated by the Liquidating Trust. In such event, the manner of allocating the income of the trust among the Claimants is unclear.

           D. TAX CONSEQUENCES TO THE DEBTOR

           1.  TRANSFER TO THE LIQUIDATING TRUST

           Assuming  that the treatment of the  Liquidating  Trust as a disputed ownership fund is respected by the IRS, the Debtor should recognize gain or loss on the transfer of its assets to the Liquidating Trust as if the Debtor had sold its assets for fair  market  value on the date of such  transfer.  As  discussed above, the Liquidating  Trust should then be subject to tax on any income earned on the property  after it is transferred to the  Liquidating  Trust.  The Debtor should be able to use its net  operating  losses  ("NOLs")  to offset  any gains realized on such transfers to the  Liquidating  Trust.  Accordingly,  the Debtor

believes that it should not incur any significant  regular federal tax liability as a result of the transactions  contemplated by the Plan on the Effective Date.

Similarly,  due to recently enacted changes to the Tax Code, the Debtor believes that it should have no significant alternative minimum tax liability as a result of such transactions.

           Again  assuming  that the  treatment  of the  Liquidating  Trust as a disputed  ownership  fund is respected by the IRS, to the extent that  transfers are made to the Liquidating Trust in respect of Claims that, if paid directly by the Debtor,  would have resulted in deductions for the Debtor, such transfers to the Liquidating Trust should be deductible by the Debtor.

           2. REDUCTION OF INDEBTEDNESS

           Because the Debtor  intends to continue its  existence  following the confirmation  of the Plan,  the Debtor will receive a discharge  with respect to its  outstanding  indebtedness.  Actual debt  cancellation in excess of the fair market  value of the  consideration  - stock,  cash or other  property - paid in respect  of such debt  will  hereinafter  be  referred  to as a "Debt  Discharge

Amount."

           In general,  the Tax Code  provides  that a taxpayer  who  realizes a cancellation or discharge of indebtedness must include the Debt Discharge Amount in its gross income in the taxable year of discharge. Debt Discharge Amounts may arise with respect to Creditors who receive consideration, including Cash and/or

New Common Stock, in partial or full satisfaction of their Claims, including any accrued interest.  In such case, section 108(e)(8) of the Tax Code provides that

Claims  satisfied  with New Common  Stock will be treated as  satisfied  with an amount equal to the fair market value of the New Common Stock, and a Debt Discharge Amount would arise to the extent that a Creditor's Claim exceeded such amount. The Debtor's Debt Discharge Amount may be increased to the extent that unsecured  Creditors holding  unscheduled claims fail to timely file proofs  of claim  and their  Claims  are  discharged  on the  Confirmation  Date pursuant to section 1141 of the Bankruptcy Code. No income from the discharge of indebtedness is realized,  however,  to the extent that payment of the liability being discharged would have given rise to a deduction.

           A taxpayer's  Debt  Discharge  Amount is  specifically  excluded from gross income if the  discharge of  indebtedness  occurs  pursuant to a confirmed plan of Bankruptcy (the  "Bankruptcy  Exception").  The Debtor believes that the

Bankruptcy  Exception  applies,  and,  therefore,  that the  Debtor  will not be required  to  include  in income  any Debt  Discharge  Amount as a result of the implementation  of the Plan.  The Debt  Discharge  Amount  excluded  from income pursuant to the Bankruptcy Exception, however, must be applied to reduce certain tax  attributes of the Debtor  pursuant to section  108(b) of the Tax Code.  Tax attributes are reduced in the following order of priority:  net operating losses and net  operating  loss  carryovers;  general  business  credits;  minimum  tax credits;  capital loss  carryovers;  basis of property of the taxpayer;  passive activity  loss or credit  carryovers;  and  foreign tax credit  carryovers.  Tax attributes
are generally  reduced by one dollar for each dollar excluded from gross income,

except that  general tax credits,  minimum tax credits,  and foreign tax credits are reduced by 33.3 cents for each dollar  excluded from gross income.  Although it is possible  to make an election to alter the order of priority of  attribute reduction by first  applying the Debt Discharge  Amount to depreciable  property held by the Debtor (in an amount not to exceed the aggregate  adjusted  basis of such property),  the Debtor does not presently intend to make such election. The deadline for making such an election is the due date  (including  extensions) of the Debtor's  federal  income tax return for the taxable year in which such debt is discharged pursuant to the Plan.

           E. TAX CONSEQUENCES TO CREDITORS

           1. GENERALLY

           The tax consequences of the Plan's  implementation to a Creditor will depend on whether the  Creditor's  Claim  constitutes a "security" of the Debtor for federal  income tax purposes and the type of  consideration  received by the

Creditor in exchange  for, or payment  of, such  Creditor's  Claim,  whether the

Creditor  reports  income on the cash or accrual  method,  whether the  Creditor receives  consideration  in more than one tax year of the Creditor,  and whether all the consideration  received by the Creditor is deemed to be received by that

Creditor in an
integrated transaction. In general, a "security" for federal income tax purposes is a long term debt  instrument and the term does not include stock.  The Debtor believes that none of the Claims constitutes a "security" for federal income tax purposes.  If the IRS were to disagree,  the tax  consequences  to the Creditors could differ materially from those described below.

           Pursuant  to  the  Plan,  holders  of  Allowed  Claims  will  receive distributions of Cash and New Common Stock in exchange for their Allowed Claims.

Whether and the extent to which such a payment to a Creditor  holding an Allowed

Claim is includible in the holder's gross income will be determined by reference to the Claim in respect  of which the  distribution  is made.  In  general,  the holder will recognize ordinary income in respect of such payment if the Claim is in respect of an item generating ordinary income, such as wages, to such holder.

Similarly, if a Claim is held as part of a trade or business, the holder of such

Claim should generally  recognize ordinary loss to the extent that such holder's adjusted  basis in the Claim  exceeds  the amount  received  by such holder with respect to such  Claim.  If a Claim is held in respect of a capital  asset,  the holder  should  generally  recognize  a  capital  gain  or  loss.  However,  any distribution  attributable  to accrued  but unpaid  interest  will be treated as ordinary income, regardless of whether the origin of the Claim is capital in nature or whether gain or loss is otherwise recognized on the Claim.

           EACH  CREDITOR IS URGED TO CONSULT ITS OWN TAX ADVISOR  REGARDING THE

CONSEQUENCES FOR SUCH CREDITOR OF THE TRANSACTIONS CONTEMPLATED BY THE PLAN.

           2. PAYMENTS FROM THE LIQUIDATING TRUST

           Assuming  that the  characterization  of the  Liquidating  Trust as a disputed  ownership  fund is  respected  by the IRS,  the  establishment  of the

Liquidating  Trust and the  transfer  of the New Common  Stock and the  Debtor's assets to the  Liquidating  Trust should not be a taxable  event with respect to the Creditors.  Moreover,  Creditors  should not be subject to tax on any income recognized  by the  Liquidating  Trust  during  or as a result  of the  holding,

investment  or  liquidation  of the assets  formerly  belonging  to the  Debtor,

because the Liquidating  Trust would be taxable on any such investment income or gain resulting from  appreciation in the value of such assets after receipt from the Debtor.  Pursuant to the Plan,  Creditors will receive Cash payments and New

Common Stock from the  Liquidating  Trust in exchange for their Allowed  Claims.

Such Creditors shall be treated as having  received  payments in satisfaction of their  Claims  equal to the amount of Cash and the fair market  value of the New

Common  Stock  received.  Creditors  must  treat  such  distributions  from  the

Liquidating Trust in the same manner as would have been the case if such payments had been received directly from the

Debtor.  The aggregate  tax basis in any New Common Stock  received by Creditors should be equal to the amount  includable in the income of such Creditor  (other than amounts allocable to Cash and any accrued interest). The holding period for the New Common Stock issued to Creditors by the Reorganized Debtor will begin on the day following the receipt of such New Common Stock.

           3. RECEIPT OF INTEREST

           A Creditor  who,  under its  accounting  method,  was not  previously required to include in income  accrued but unpaid  interest  attributable  to an existing  Claim,  and who exchanges  its interest  Claim for Cash and New Common

Stock  pursuant  to the Plan,  will be treated as  receiving  ordinary  interest income to the extent of the fair market value of any  consideration  so received allocable to such  interest,  regardless  of whether that  Creditor  realizes an overall  gain or loss as a result  of the  exchange  of its  existing  Claim.  A

Creditor  who had  previously  included in income  accrued  but unpaid  interest attributable  to its  existing  Claim will  recognize  a loss to the extent such accrued but unpaid  interest is not satisfied in full. For purposes of the above discussion,  "accrued"  interest  means  interest  which was  accrued  while the underlying  Claim was held by the  Creditor.  The extent to which  consideration distributed
under the Plan is allocable to such  interest is  uncertain.  Although it is not certain that the IRS would respect such a position,  in the case of debt Claims,

the Debtor believes that any payments to Creditors  should first be allocated to principal and only thereafter to interest accrued and owed to such Creditors.

           4. WITHHOLDING

           The  Trustee of the  Liquidating  Trust  will  withhold  any  amounts required by law from payments made to Creditors.  In addition,  Creditors may be required to provide  general tax  information to the Trustee of the  Liquidating

Trust.

           F. GENERAL DISCLAIMER

           PERSONS  CONCERNED  WITH THE TAX  CONSEQUENCES  OF THIS  PLAN  SHOULD

CONSULT THEIR OWN ACCOUNTANTS,  ATTORNEYS  AND/OR ADVISORS.  THE PROPONENT MAKES

THE AFOREMENTIONED  DISCLOSURE OF POSSIBLE TAX CONSEQUENCES FOR THE SOLE PURPOSE

OF  ALERTING  READERS TO TAX ISSUES  THEY MAY WISH TO  CONSIDER.  THE  PROPONENT

CANNOT AND DOES NOT  REPRESENT  THAT THE TAX  CONSEQUENCES  MENTIONED  ABOVE ARE

COMPLETELY  ACCURATE BECAUSE THE TAX LAW EMBODIES MANY COMPLICATED  RULES, WHICH

MAKE IT DIFFICULT TO ACCURATELY  STATE WHAT THE TAX  IMPLICATIONS  OF ANY ACTION

MIGHT BE.

                 XX. EXEMPTION FROM REGISTRATION, RESALE ISSUES

                            AND RESTRICTIONS ON SALE

           In reliance upon an exemption from the  registration  requirements of the Securities Act of 1933, as amended (the "Securities  Act"), and of state and local securities laws afforded by Section 1145 of the Code, the New Common Stock to be issued  pursuant to the Plan on and after the  Effective  Date need not be registered  under the Securities Act or any state or local  securities laws. The

New  Common  Stock  will  not  be  subject  to  any  statutory  restrictions  on transferability  and may be resold by any holder without  registration under the

Securities  Act or other  federal  securities  laws  pursuant  to the  exemption provided  by  section  4(1) of the  Securities  Act,  unless  the  holder  is an

"underwriter"  with  respect  to such  securities,  as that term is  defined  in

Section  1145(b) of the Code.  Entities who believe  they may be  "underwriters"

under the  definition  contained  in  Section  1145 of the Code are  advised  to consult  their own counsel with  respect to the  availability  of the  exemption provided by Section 1145.

           ANY CREDITOR OR ADMINISTRATIVE  EXPENSE CLAIMANT  RECEIVING MORE THAN

3,000 SHARES OF NEW COMMON STOCK ISSUED PURSUANT TO THE PLAN SHALL BE LIMITED IN

THE SALE OF SUCH  STOCK TO NO MORE THAN  1,500  SHARES  PER  TRADING  DAY UNLESS

OTHERWISE AUTHORIZED IN WRITING BY THE TRUSTEE OF THE LIQUIDATING TRUST.

         XXI. AMENDMENT TO CHARTER DOCUMENTS OF DEBTOR AND OTHER MATTERS

           A.        CANCELLATION OF OUTSTANDING SECURITIES OF THE DEBTOR.

           On the Effective Date, without shareholder approval,  all outstanding instruments and securities  representing  Interests in the Debtor and any rights to acquire  Interests in the Debtor  shall be deemed  canceled and of no further force or  effect,  without  any  further  action on the part of the Court or any person.  The  holders  of  such  canceled  instruments,  securities,  and  other documents  shall have no rights  arising  from or relating to such  instruments,

securities or other  documents or the  cancellation  thereof,  except the rights provided pursuant to this Plan.

           B.         AMENDMENTS TO ARTICLES OF INCORPORATION

           On the  Effective  Date,  the Board of Directors  of the  Reorganized

Debtor shall be authorized to amend the Articles of Incorporation  and Bylaws to accomplish the following:

           (a) Authorize the issuance of forty million shares of the Reorganized

Debtor's  common  stock  and ten  million  shares  of the  Reorganized  Debtor's preferred  stock. The Board of Directors shall determine in their discretion the rights, privileges and restrictions granted or imposed on such shares;

           (b)       Effect a quasi-reorganization for accounting purposes;

           (c) Issue  shares to carry out any  transaction  contemplated  in the

Plan without solicitation of or notice to shareholders;

           (d) Take all action  necessary and appropriate to carry out the terms of the Plan including a name change for the Reorganized Debtor;

           (e) Amend the Reorganized  Debtor's Articles of Incorporation  and/or

Bylaws to  provide  the  maximum  indemnification  or other  protections  to the

Reorganized  Debtor's  officers,  directors  and  agents and  employees  that is allowed under applicable law;

           (f) In accordance with Section 1123(a)(b) of the Code, include within its charter a provision prohibiting the issuance of nonvoting equity securities;

           (g)   Institute  one  or  more  stock   option,   stock  grant,   and

director/officer  programs to an amount up to fifteen percent (15%) of the total then issued and outstanding shares of New Common Stock; and

           (h)  Authorize a share  repurchase  program  whereby the  Reorganized

Debtor may purchase up to ten percent (10%) of its issued and outstanding shares in any one year period.

           C. TAKE REQUIRED ACTIONS

           Without  shareholder   approval,   the  Board  of  Directors  of  the

Reorganized  Debtor shall be authorized to take any and all action  necessary or appropriate to effectuate any amendments to the Reorganized Debtor's Certificate of  Incorporation  and/or  Bylaws  called  for  under  the Plan and the Board of

Directors and
officers of the  Reorganized  Debtor  shall be  authorized  to execute,  verify,

acknowledge,  file and publish any and all  instruments or documents that may be required to accomplish same.

                    XXII. EFFECT OF CONFIRMATION OF THE PLAN

           A. GENERAL COMMENTS

           The  provisions  of a  confirmed  Plan bind the  Debtor,  any  Entity acquiring property under the Plan, and any Creditor,  Interest Holder or general partner of the Debtor, even those who do not vote to accept the Plan.

           The  confirmation  of the Plan vests all  property  of the Estate not transferred to the Liquidating Trust in the Reorganized Debtor.

           The automatic stay is lifted upon  confirmation as to property of the

Estate.  However,  the stay  continues to prohibit  collection or enforcement of pre-petition  Claims against the Debtor or the Debtor's  property until the date the  Debtor  receives  a  discharge,  if any.  If the  Debtor  does  not  seek a discharge, the discharge is deemed denied, and the stay as to the Debtor and the

Debtor's property terminates upon entry of the Order confirming the Plan.

           B.  DISCHARGE  OF  LIABILITY  FOR PAYMENT OF DEBTS;  STATUS OF LIENS;

               EQUITY SECURITY HOLDERS

           Unless the Debtor is not entitled to receive a discharge  pursuant to

Code Section  1141(d)(3),  the Debtor may obtain a discharge  only upon specific

Order of the  Court.  The Debtor  seeks a  discharge  of all of its  prepetition liabilities to the fullest extent permitted to Section 1141 of the Code.

           C. MODIFICATION OF THE PLAN

           The  Proponent  may modify the Plan at any time before  confirmation.

The  Proponent  may modify the Plan at any time  after  confirmation  and before substantial consummation, but only if circumstances warrant and after notice and hearing.

           D. POST-CONFIRMATION CAUSES OF ACTION

           To the best  knowledge  of the Debtor,  the Estate has the  following causes of action:  See the  discussion of the LNI Action at Section VIII hereof.

The Debtor does not believe that there are any preference  actions to prosecute.

The Liquidating Trust shall have the sole authority to pursue any and all causes of action of the Estate (including,  without limitation,  Recovery Rights),  and after confirmation, the Liquidating Trustee may compromise or settle such causes of action,  or dismiss any action  relating  to such  causes of action,  without approval of the Court (whether or not a complaint has been brought prepetition).

           The  Liquidating  Trust is  designated as the  representative  of the

Estate under  Section  1123(b)(3) of the Code and shall have the right to assert any or all of the above causes of action  post-confirmation  in accordance  with applicable law.

           E. FINAL DECREE

           Once the Plan has been  consummated,  a final  decree  may be entered upon  motion of the  Proponent.  The effect of the final  decree is to close the bankruptcy Case. After such closure, a party seeking any type of relief relating to  a  Plan  provision  can  seek  such  relief  in a  state  court  of  general jurisdiction.

         XXIII. DECLARATION IN SUPPORT OF DISCLOSURE STATEMENT AND PLAN

           I, A. John A. Bryan,  Jr., declare under penalty of perjury under the laws of the United States of America that the following  statements are true and based upon personal knowledge.

           1. I am the Chief Executive Officer of the Debtor. I have a degree in economics  from the  University  of  Texas  and a  masters  degree  in  Business

Administration  (an MBA) from the Katz School of Business at the  University  of

Pittsburgh.

           2. I am the  individual  responsible  for  the  preparation  of  this document and for providing the financial information contained herein. Martin J.

Brill and Susan K.  Seflin  of  Levene,  Neale,  Bender,  Rankin & Brill  L.L.P.

("LNBRB")  are  the  individuals  who  assisted  me in the  preparation  of this document. Mr. Brill and Ms. Seflin are the attorneys at LNBRB who are primarily responsible for representing the Debtor in connection with its

Chapter 11 bankruptcy Case.

           3. The source of all  financial  data is the books and records of the

Debtor which are maintained in the ordinary course of business of the Debtor.

           4. All facts and representations in the Plan and Disclosure Statement are true to the best of my knowledge.

           5. To the best of my  knowledge,  no fact  material  to a Claimant or equity  security holder in voting to accept or reject the proposed Plan has been omitted.

           6. The name of the accountant  who prepared the historical  financial documents for the Debtor is Tom Wagner,  the former  accountant  for the Debtor.

Mr. Wagner has an accounting background and is a certified public accountant.

           7. The accounting  method(s)  used to prepare the Debtor's  financial

documents  is  GAAP,  generally  accepted  accounting  principles,   subject  to

assumptions as are inherently required in making projections.

           8. Martin Euler, the Chief Financial Officer of Optron  Technologies,

Inc.,   supervised  the  preparation  of  the  financial   projections  for  the

Reorganized  Debtor  attached as Exhibit "C" and also supervised the preparation of the historical financial documents for Cadogan Ltd., attached as Exhibit "E".

           9. The accounting  method(s) used to prepare the financial  documents for Optron  Technologies,  Inc.  and Cadogan  Ltd. is GAAP,  generally  accepted accounting  principles,  subject to assumptions  as are  inherently  required in making projections.

           10. As Chief  Executive  Officer of the Debtor,  I have  analyzed the assets of the Debtor and the  Reorganized  Debtor in an effort to determine  the proposed  distribution to creditors under the Plan. During this process,  I have consulted for over ten (10) months with Special  Litigation  Counsel  concerning the LNI Action, over twelve (12) months with general bankruptcy counsel, and six

(6) months with Cetalon's accountants and auditors, and other financial advisors to estimate the value of the assets to be transferred to the  Liquidating  Trust for ultimate distribution to creditors.

           11. The two (2) primary  assets  available  for creditors are the LNI

Action  and  the New  Common  Stock.  Based  upon my  discussions  with  Special

Litigation  Counsel  handling the LNI Action,  it is estimated that it will take approximately  two (2)  years to  prosecute  and  collect  upon the LNI  Action.

Accordingly, any distribution to creditors will probably not take place prior to that time.  Furthermore,  I have  estimated the recovery on the LNI Action to be zero in a Chapter 7 case due to Special Litigation  Counsel's indication that it would not represent a Chapter 7 trustee on a strictly  contingency basis.

I have  estimated  the  recovery  by the  Liquidating  Trust  to be at  least $4 million,  which is at the extreme lower end of any possible  recovery based upon my analysis of the damages  suffered by the Debtor. I anticipate that if the LNI

Action goes to trial, damages far in excess of this amount will be awarded.

           12. The value of the New Common  Stock to be issued  pursuant  to the

Plan is based upon the "tangible  book value" method of valuation.  This results in a value of $.4978  per share.  I  anticipate  that the New Common  Stock will trade at a premium to the book  value,  as most  publicly-traded  stocks  have a value in excess of book value, as determined by the marketplace.

DATED:  March 17, 2004

                                           CETALON CORPORATION, INC.



                                           By /s/ A. John A. Bryan, Jr.
                                              ---------------------------
                                              A. JOHN A. BRYAN, JR.,
                                              Its Chief Executive Officer

SUBMITTED BY:

LEVENE, NEALE, BENDER, RANKIN
   & BRILL L.L.P.


By /s/ Martin J. Brill
   -------------------------
       MARTIN J. BRILL
Attorneys for Debtor and
Debtor-in-Possession

MARTIN J. BRILL (SBN 53220)
SUSAN K. SEFLIN (SBN 213865)
LEVENE, NEALE, BENDER, RANKIN & BRILL L.L.P.
1801 Avenue of the Stars, Suite 1120
Los Angeles, California 90067
Telephone:  (310) 229-1234
Facsimile:  (310) 229-1244

Attorneys for Chapter 11 Debtor
and Debtor in Possession

                         UNITED STATES BANKRUPTCY COURT

                         CENTRAL DISTRICT OF CALIFORNIA

                              LOS ANGELES DIVISION

--------------------------------------------------------------------------------
In re:                                              ) Case No. LA 03-11306-VZ
                                                    )
                                   Chapter 11       )
                                                    )
CETALON CORPORATION, INC.                           ) DECLARATION OF CHRISTOPHER
                                                    ) GRIVAKES IN SUPPORT OF
                                                    ) SECOND AMENDED PLAN OF
                                                    ) REORGANIZATION
                                                    )
                         Debtor.                    )
                                                    )
--------------------------------------------------------------------------------

           I CHRISTOPHER GRIVAKES, ESQ., hereby declare as follows:

           1. I am a partner with the law fir of Ives,  Kirwan & Dibble ("IKD"),

special litigation counsel for Cetalon  Corporation,  Inc., debtor and debtor in possession in the  above-captioned  Chapter 11 bankruptcy  case (the  "Debtor").

Unless  indicated  otherwise,  the statements made herein are of my own personal knowledge,  and if called upon to testify, I could and would competently testify to their truth.

           2. I file this  declaration in support of the Debtor's Second Amended

Plan and Disclosure Statement (the "Plan").

           3. On November 4, 2003, the Debtor filed a lawsuit (the "Litigation")

against Josh Bradbury, Elwood Sprenger, David Vanderveen,  Gregory Duncan, Logic

Nutrition, Inc. aka Sports Nutritional,  LLC, XS Energy, LLC and Sarshela LLC in

the  Orange  County  Superior  Court,  bearing  Case  No.  03CC17304,   entitled

"Complaint for (1) Misrepresentation  and promissory fraud, (2) Rescission,  (3)

Breach of  contract,  (4)  Breach of  fiduciary  duty,  (5)  Conversion  and (6)

Fraudulent  transfer of assets." The Debtor is seeking damages in the LNI Action in an amount up to  $48,000,000.  IKD was  employed  by the  Debtor to purse the

Litigation.

           4. IKD was  employed by the Debtor  pursuant  to Court order  entered

August 22, 2003.

           5.  Pursuant to the Debtor's  agreement  with IKD (the  "Agreement"),

Debtor is obligated to pay IKD hourly fees at the rate of $300, and to pay costs and expenses,  up to a limit of $85,000.  Debtor is also  obligated to pay IKD a contingency fee of  thirty-three  and one-third  percent  (33-1/3%) of the total amount  recovered  by way of  settlement,  payment  of  award  or  judgment,  or otherwise  if the matter is  resolved  before  the  commencement  of  mediation,

binding  arbitration,  or trial,  and forty  percent  (40%) of the total  amount recovered if the matter
is resolved after the  commencement  of such mediation,  binding  arbitration or trial.  The  amount of any  contingency  fee owed to IKD by the  Debtor  will be reduced by the amount of hourly fees actually paid by the Debtor to IKD.

           6. IKD would not have  agreed to pursue  the  Litigation  absent  the

Debtor's  agreement to pay IKD its hourly fees, costs and expenses up to the sum of $85,000.  In other words,  IKD would not have pursued  this  Litigation  on a strict contingency basis for a Chapter 7 trustee.

           7. Futhermore,  pursuit of the Litigation would be seriously hampered without the  contributions  made by John Bryan,  the  Debtor's  Chief  Executive

Officer.  Without  his  assistance,  IKD  would not have  agreed  to pursue  the

Litigation  in the Chapter 11 case,  and will not pursue the  litigation  in the context of a Chapter 7 case on a strict contingency basis.

           I declare and verify under  penalty of perjury that the  foregoing is true and correct to the best of my  knowledge.  Executed on this 17 day of March

2004, at Los Angeles, California.


                                        /S/ CHRISTOPHER GRIVAKES
                                        ------------------------
                                            CHRISTOPHER GRIVAKES

EXHIBIT "A"

======================================================================================================================

 CLAIM NO.        CLAIMANT                                  ADDRESS                   CITY, STATE, ZIP CODE OR COUNTRY
======================================================================================================================
            1 800 Conference                      PO Box 95537                        Chicago, IL 60694-5537

     43     ABDELLA, YASSIN & LYNN                3616 Windsong                       Corona, CA 92879

            Acorn Newspapers                      30423 Canwood Street #223           Agoura Hills, CA 91301

     32     ADP Investor CommunicationServices    51 Mercedes Way                     Brentwood, NY 11717

            Adronicos Market                      1109 Washington Ave                 Albany, CA 94706

     70     Airborne Express                      3131 Elliott AveSte 200 - Agcy      Seattle, WA 98121-1047

     1031   Alameda Newspaper Group
            (Adjustment Bureau, Inc., Assignee)   PO Box 5932                         Sherman Oaks, CA 91413

     36     All Pro Fitness Dist. Inc.            950 E. Grant Line Rd., #100         Tracy, CA 95304

            Alt Med Labs Inc                      12302 Astoria Blvd                  Houston, TX 77089-6403

            American Express                      PO Box 53800                        Phoenix, AZ 85072-3800

            AON Reed Stenhouse, Inc               685 3rd Avenue                      New York, NY 10017

     63     Artenia J Jones                       6489 Broadtree Ct                   Tallahassee, FL 32317

            AT&T Wireless Services                PO Box 51471                        Los Angeles, CA 90051-5771

     65     ATWELL, GLEN D.                       8662 Wynford Pl                     Montgomery, AL 36117

            Baker Communications                  1411 7th Street                     Santa Monica, CA 90401

            Baum, Jennifer                        1888 W 5870 N                       St George, UT 84770

            Beauchamp Distributing                1911 S. Santa Fe Ave                Compton, CA 90221

     1      Boise Cascade Office Products         150 E. Pierce Rd                    Itasca, IL 90143

            Boulger & Kanuit                      503 S. Catalina                     Redondo Beach, CA 90277

            Bowers, Gregory                       19315 Wells Drive                   Tarzana, CA 91356

            Bowne of Los Angeles, Inc.            1900 Avenue of the Stars, #1200     Los Angeles, CA 90067

======================================================================================================================

 CLAIM NO.        CLAIMANT                                  ADDRESS                   CITY, STATE, ZIP CODE OR COUNTRY
======================================================================================================================

     55     BRADBURY, JOSH                        9701 Bell Ranch                     Santa Fe Springs, CA 90670



     66     Browne of Phoenix, Inc.
            Parker & Thompson PLC                 PO Box 63098                        Phoenix, AZ 85082-3098

     39     Bryan Cave LLP C/o Randolph W Katz    2020 Main Street, Ste 600           Irvine, CA 92614

            Bryan, John                           1801 Century Park East, #1830       Los Angeles, CA 90067

            Bryan, Tony                           1801 Century Park East, #1830       Los Angeles, CA 90067

            Burt's Bees                            P.O. Box 13489                     Durham, NC 27709

            Burton, Megan                         2444 Blanchard Rd                   Camarillo, CA 93012

            Byrne, Braderik                       454 Fallbrook Ave                   Thousand Oaks, CA 91320

            Cable & Wireless46020 Manekin
            PlazaSterling, VA 20166

            Calderon, Diane                       3201 Merrill Road #5                Aptos, CA 95003

            California Fountain of Youth          1682 Langley                        Irvine, CA 92614

     25     CAMBRIDGE GROUP, THEC/o John Sebben   77 West Wacker Dr., 47th Floor      Chicago, IL 60601

            Capital Drugs                         8578 Santa Monica Blvd              West Hollywood, CA 90069

            CEOcast Inc                           55 John Street                      New York, NY 10038

            Charles Barsam, Esq.                  610 Newport Center Drive, #700      Newport Beach, CA 92660

            Charles Becket & Associates           2030 Main St., Ste 1030             Irvine, CA 92614

            Chevron204036594 NT D&B RMS           55 Shuman Rd                        Naperville, IL 60566-7100

            Cingular Wireless                     PO Box 10401                        Van Nuys, CA 91410-0401

     19     City of Brea                          1 Civic Center Circle               Brea, CA 92621

            City of Cupertino                     10300 Torre Ave                     Cupertino, CA 95014

            City of Hayward                       777 B Street                        Hayward, CA 94541-5007

            City of Pleasanton                    200 Old Bernal Ave                  Pleasanton, CA 94566

            City of Thousand Oaks                 2100 Thousand Oaks Blvd             Thousand Oaks, CA 91362

            Clements, Kevin                       4155 Mountain Creek Dr              Thousand Oaks, CA 91360

======================================================================================================================

 CLAIM NO.        CLAIMANT                                  ADDRESS                   CITY, STATE, ZIP CODE OR COUNTRY
======================================================================================================================

            Compaq ComputerNo 936306              PO Box 690487                       Houston, TX 77269-0487

            Contreras, Helen                      320 S Harvard Blvd., #1             Los Angeles, CA 90020

   41&61    COOK, GARY                            6712 E Gary Road                    Scottsdale, AZ 85254

            Copiers, Etc                          11142 Fleetwood StNo 9              Sun Valley, CA 91352

            Coughlin, Patricia                    1132 Kirkham Street                 San Francisco, CA 94122

     37     Country Life                          180 Vanderbilt Motor Parkway        Hauppauge, NY 11788

            Creations Gardens                     24887 Avenue Rockefeller            Valencia, CA 91355

            Cruz, Jessica                         286 S Batavia Ave., #17             Orange, CA 92868

     27     Cutler Law Group                      3206 West Wimbledon Dr              Augusta, GA 30909

            Daniel Unger                          538 S. La Jolla Ave                 Los Angeles, CA 90048

            DANI'S SHUTTLE                        6260 Laurel Canyon Blvd., #301      N. Hollywood, CA 91606

     14     David Kindy                           83 Devins Drive                     Aurora, Ontario, CanadaL4G 2Z5

            Deerfield Corporation                 PO Box 3436                         Ventura, CA 93006-3436

            Deloitte & Touche                     350 S Grand Ave., #200              Los Angeles, CA 90071

            Dependable Highway Express            2555 E Olympic Blvd                 Los Angeles, CA 90023

            Desert Essence                        27460 Avenue Scott #A               Valencia, CA 91355

            Diamond Creative                      1225 Princeton St., #B              Santa Monica, CA 90404

            DINON, VANESSA                        424 Bellflower Dr., #107            Long Beach, CA 90814

            DIVERSIFIED DISTRIBUTORS NETWORK      700 Columbia StreetBid 302          Brooklyn, NY 11231

            DOLISOS AMERICA INC                   3014 Rigel Avenue                   Las Vegas, NV 89102

            DONAVAN, KEVIN                        2709 Oregon St                      Los Angeles, CA 90023

     51     ECHO CONSULTING                       581 N. Heatherston Dr               Orange, CA 92869

            EINSON FREEMAN                        61 South Paramus Rd                 Paramus, NJ 07652

            EL MENSAJERO                          2760 Mission Street                 San Francisco, CA 94110

            ELLIS, KARLENE                        2631 Johnson Ave                    La Habra, CA 90631

     26     EMPYREAL TECHNOLOGY GROUP             140 Yorba St., #16                  Tustin, CA 92780

            EVOLUTION BRANDS                      524-1/2 N. La Brea Ave              Los Angeles, CA 90036

======================================================================================================================

 CLAIM NO.        CLAIMANT                                  ADDRESS                   CITY, STATE, ZIP CODE OR COUNTRY
======================================================================================================================

     5      EXPERIMENTAL & APPLIED SCIENCES       555 Corporate Circle                Golden, CO 80401

     29     EZ OFFICE MACHINES                    1439 S. Robertson Blvd              Los Angeles, CA 90035

            FARRO FOOD                            111 21st Place                      Newport Beach, CA 92663

     8      FEDERAL EXPRESS CORPORATION
            Attn: Revenue Recovery/BK             2005 Corporate Ave, 2d Floor        Memphis, TN 38132

            FINLEY, ANGELA                        24109 - 102nd Avenue                Maple Ridge, BCCanada V2W 2A2

            FIRST CALL STAFFING SVCS              3511 Pacific Coast Highway#E        Torrance, CA 90505

            FLORA, INC.                           805 E. Badger Rd., Box 73           Lynden, WA 98264

            GARCIA, RENE                          13882 Tustin E Drive, #56           Tustin, CA 92780

     38     GARVIN, JOANN                         10087 7th Ave., #206                Beaver Falls, PA 15010

     20     GARY ROBERT BAKER, INC.C/o
            Perlman & Associates                  9777 Wilshire Blvd., Ste 918        Beverly Hills, CA 90212-1902

     64     GILBERT, ROBERT                       2729 Rio Grande Rd                  Chattanooga, TN 37421

            GLENMORE PRINTING                     13751 Mayfield Place, #150          Richmond, B.C.CANADA V6V 2G9

     60     GRANITE STATE INSURANCE CO            Lerner & Weiss APC16000
                                                  Ventura Blvd., #1111                Encino, CA 91436
     50     GREEN WEALTH, INC.Dba Natura Genics
            C/o G.A. Chavez, Esq.                 11755 Wilshire Blvd., #2230         Los Angeles, CA 90025

            GW INSURANCE                          3005 112th Ave N.E.Ste 200          Bellevue, WA 98004

     47     HANGLEY, ARONCHICK, SEGAL & PUDL      One Logan Square27th Floor          Philadelphia, PA 19103-6933

            HEALTHNOTES, INC.                     1505 SE Gideon, #200                Portland, OR 97202-2441

     22     HEGGEN, PHILLIS                       859 Jodee Lane                      Brookings, OR 97415-9067

            HIRSCH, Nicholas T.                   616 N Wilson Ave                    Fullerton, CA 92831

======================================================================================================================

 CLAIM NO.        CLAIMANT                                  ADDRESS                   CITY, STATE, ZIP CODE OR COUNTRY
======================================================================================================================

            HYPERDISK MEDIA INC                   18251 McDurmott #A                  Irvine, CA 92614

            INNERCLEANSE 2000                     2319 Fairview St., #608             Burlington, Ontario
                                                                                      Canada L7R 2E3
            INTEGRATED SYSTEMS SOLUTIONS          275 S Anita Dr., #203               Orange, CA 92868

     69     INTERNAL REVENUE SERVICES
            PS/Bankruptcy                         300 N Los Angeles StRoom 4062,
                                                  M/S 5117                            Los Angeles, CA 90012

            INTERNATIONAL PERIODICAL DISTR        674 Via de la Valle, #200           Solana Beach, CA 92075

            INTERWEST TRANSFER CO., INC.          1981 E 4800 South #100              Salt Lake City, UT 84117

            INTRAMEDICINE, INC.                   5214 Highbridge St                  Fayetteville, NY 13066

     16     INVESTORS BUSINESS DAILY, INC.        12655 Beatrice St                   Los Angeles, CA 90066

            JARROW FORMULAS                       1824 S Robertson Blvd               Los Angeles, CA 90035-4317

            Jeffery Skee                          7 Delano                             Irvine, CA 92602

            JOHN R CLABAUGH INC.                  25172 Cineria Way                   Lake Forest, CA 90273-3309

            JOHNSON, STEVEN D.                    24935 Seal Rock Terrace             Fremont, CA 94555

            KEIL, SCOTT                           1300 Ocean Ave., #3                 Seal Beach, CA 90740

            KELLEY, DRYE & WARREN                 101 Park Avenue                     New York, NY 10178

            KERSHAW MACKIE                        116 W El Portal, #201               San Clemente, CA 92672

            LIFE SMART NUTRITION                  8 East Broadway #200                Salt Lake City, UT 84111

     44     LINER, YANKELEVITZ, SUNSHINE          1100 Glendon Ave., 14th Floor       Los Angeles, CA 90024

            LIVING LONGER AM                      5400 Kennedy Ave                    Cincinnati, OH 45213

            LOPEZ, GABRIELA                       3101 S Bradford                      Santa Ana, CA 92707

            LOS ANGELES TIMESCaine & Weiner       PO Box 8500                         Van Nuys, CA 91409-8500

======================================================================================================================

 CLAIM NO.        CLAIMANT                                  ADDRESS                   CITY, STATE, ZIP CODE OR COUNTRY
======================================================================================================================

     52     MAJOR SOURCE, INT'L
            DBA LOGIC NUTRITION                   9701 Bell Ranch Drive               Santa Fe Springs, CA 90670

     56     MAJOR SOURCE, INT'L
            DBA LOGIC NUTRITION                   9701 Bell Ranch Drive               Santa Fe Springs, CA 90670

            MC CREADY MANIGOLD RAY & CO           3 Kernan Place                      Old Greenwich, CT 06870

            MELLON FIRST BUSINESS BANK            1800 Avenue of the Stars            Los Angeles, CA 90067

     49     MENDOZA, DILLON & ASSOCIATES
            Klapper & Fass                        360 Lexington Ave., 13th Floor      New York, NY 10017

            MERCIER WIMBERG PHOTOGRAPHY           8733 Washington Blvd                Culver City, CA 90232

            MERRILL COMMUNICATIONS                1445 Energy Park Dr                 St Paul, MN 55108

            MEZA, EDMOND                          7815 Quill Drive                    Downey, CA 90242

            MORRIS DISTRIBUTING                   454 Payran St                       Petaluma, CA 94952

            MOUNTAIN VALLEY WATER OF L.A.         12707 Rives Ave., #B                Downey, CA 90242-4161

            MUERTEGUI, Michelle Joy O.            2498 Cabrillo Drive                 Hayward, CA 94545

            MUM'S DISTRIBUTING                    454 Payran Street                   Petaluma, CA 94952

            NATIONAL REGISTERED AGENTS, INC.      PO Box 927Princeton Junction,
                                                  NJ 08550-0927-and-                  225 West 34th St., Ste 910
                                                                                      New York, NY 10122

            NATURAL FACTORS                       1111 80th St. S.W., Ste. 100        Everett, WA 98203

            NATURAL HEALTH RESOURCES              5400 Kennedy Avenue                 Cincinnati, OH 45213

     40     NATURES SUNSHINE PRODUCTSDBA
            INNOVATIVE BOTANICAL SOLUTIONS        75 East 1700                        SouthProvo, UT 84606

======================================================================================================================

 CLAIM NO.        CLAIMANT                                  ADDRESS                   CITY, STATE, ZIP CODE OR COUNTRY
======================================================================================================================

     23     NATURES WAY PRODUCTS                  10 Mountain Springs Parkway         Springville, UT 84663-3051

    1718    NEIL WATANABE
            C/o McNamara, Spira & Smith           12121 Wilshire Blvd., Ste 1300      Los Angeles, CA 90025


            NEOPOST                               PO Box 45800                        San Francisco, CA 94145

            NOW LEGAL SERVICE                     350 S. Figueroa St., Ste 183        Los Angeles, CA 90071

            NUTRITION NOW, INC.                   Po Box 6249                         Vancouver, WA 98668-6249

            OGRIM, FRED                           1146 Stanford St., #1               Santa Monica, CA 90403

            ON SITE WELLNESS MEDICAL ASSN         3051 Fujita St                      Torrance, CA 900505

            O'PRECIO, MARIA                       3900 Treetop Circle #306            San Bruno, CA 94066

            ORANGE PEEL ENTERPRISES               2183 Ponce De Leon Circle           Vero Beach, FL 32960

            PALACE STATION                        2411 West Sahara Ave                Las Vegas, NV 89102

            PBB GLOBAL LOGISTICS                  PO Box 920                          Buffalo, NY 14213

            PENNY SAVER                           PO Box 1149                         Brea, CA 92822-1149

     59     PHARMAVITE, LLC                       8510 Balboa Blvd.                   Northridge, CA 91325

            PINELA, JUAN CARLOS                   1717 Phillips Way                   Highland Park, CA 90042

     11     PINELLA, VALERIA                      17806 Lassen Street, #306           Northridge, CA 91325

            PITTEROFF, TERRELL L.                 9746 Palmetto Avenue                Fontana, CA 92335

     58     PLATON PHOTOGRAPHIC INCDBA
            Platon Graphic                        136 Oregaon Street                  El Segundo, CA 90245

     6      PR NEWSWIRE                           PO Box 5897                         New York, NY 10087-5897

            PUBLIC EASE, INC.
            NCO Financial Systems                 PO Box 41417, Dept 23               Philadelphia, PA 19101

            QUANTUM                               PO Box 2791                         Eugene, OR 97402

            QUEBECOR WORLD                        1070 SE Marine Drive                Vancouver, B.C.CANADA V5X 2V4

            RAVELLO ENTERPRISES                   10490 Wilshire Blvd., Ste 2502      Los Angeles, CA 90024

======================================================================================================================

 CLAIM NO.        CLAIMANT                                  ADDRESS                   CITY, STATE, ZIP CODE OR COUNTRY
======================================================================================================================

            RAYKIEWICZ, MICHAEL                   1019 Obispo Avenue                  Long Beach, CA 90804

            REGIME INDUSTRIES, LTD                20050 Stewart Crescent #205         Maple Ridge, B.C.Canada B.C.
                                                                                      V2X OT4
     28     RESOURCES CONNECTION                  695 Town Center DriveSte 600        Costa Mesa, CA 92626

     54     RICHARD D. MOULSON                    TRUSTRT 3, Box 39B                  Hennessey, OK 73742

            Robert J. Carye, Jr., Esq.            2291 Hazelwood Street               Maplewood, MN 55109

            RODRIGUEZ, LINDA                      110-D W Electric Ave                La Habra, CA 90631

            RODRIGUEZ, RENE                       11124 S. Broadway                   Los Angeles, CA 90061

            ROMERO, VIVIAN                        10014-E Ben Hur Ave                 Whittier, CA 900605

            SALVATORI-SCOTT INC                   25510 Ave Stanford #104             Valencia, CA 91355

            SAN FRANCISCO CHRONICLE               PO Box 7268                         San Francisco, CA 94120-7268

            SAN JOSE MERCURY NEWS                 750 Ridder Park Drive               San Jose, CA 95190

     34     SATALOOWICH, TODD                     829 Loring Street                   San Diego, CA 92109

     13     SBC/PACIFIC BELLAttn:
            Bankruptcy Recovery Center            PO Box 981268                       Sacramento, CA 995798

            SCHAEL, GABRIEL                       2330 N Beachwood Drive, #4          Los Angeles, CA 90068

            SCOTT & WHITEHEAD                     1301 Dove Street, #1000             Newport Beach, CA 92660

            SEARS ROEBUCK & CO                    PO Box 660200                       Dallas, TX 75266

            SEMMEL, AMY
            Donfeld, Kelley & Rollman             11845 W Olympic Blvd., Ste 12245    Los Angeles, CA 90064-5095

            SIDLEY AUSTIN BROWN & WOOD            1722 Eye Street NW                  Washington, DC 20006

            SIGN MART PLASTICS PLUS               410 W Fletcher                      Orange, CA 92865

     45     SILVER WINGS TRAVEL NETWORK           1600 Dove St., #327                 Newport Beach, CA 92660

    724     SOLGAR VITAMIN & HERB                 PO Box 945666                       Atlanta, GA 30394-5666

======================================================================================================================

 CLAIM NO.        CLAIMANT                                  ADDRESS                   CITY, STATE, ZIP CODE OR COUNTRY
======================================================================================================================

            SOLTANMORAD, KATRYN
            (Change of address: 6/26/04)          213 ADLENA DRIVE                    FULLERTON, CA 92833-2602

            SOUTHERN CALIFORNIA GRAPHICS          8432 Steller Drive                  Culver City, CA 90232

    5357    SPORTS NUTRITIONALS, INCFka LOGIC
            NUTRITION, INC                        9701 Bell Ranch Drive               Santa Fe Springs, CA 90670

            SPRINGER, ELWOOD                      3206 West Wimbledon Dr              Augusta, GA 30909

            SPRINT PCS                            PO Box 79125                        City of Industry, CA 91716-9125
     9      SQUAR MILNER REEHL & WILLIAMSON LLP
            C/O Deborah Slack                     4100 Newport Place, 3rd Floor       Newport Beach, CA 92660

            STAPLES CREDIT PLAN                   500 Staples Drive                   Framingham, MA 001702

     46     STATE BOARD EQUALIZATION              PO Box 942879                       Sacramento, CA 94279

     68     STATE OF CALIFORNIAEDD
            Bankruptcy Unit, MIC 92E              PO Box 826880                       Sacramento, CA 94280-0001

            STATE OF DELAWAREDept of State
            Div of Corporations                   John G Townsend Building 401
                                                  Federal Street, Ste 4               Dover, DE 19901

     42     STEIGELMAN, Martha & Alan             401 Windridge Dr                    Collinsville, IL 62234

            STEWARD MC KELVEY STIRLING SCALES     PO Box 997                          Halifax Nova ScotiaCANADA B3J 2X

     15     SUVIC NUTRITION                       572 Wyngate Drive                   Rochester, MI 48307

            SWALDI, ROBERT                        8884 Warner Avenue, #118            Fountain Valley, CA 92708

     33     TANNER CO                             2115 S State St., #800              Salt Lake City, UT 84111

            TATU, CAMELIA                         542 Granite Hills Street            Simi Valley, CA 93065

            TAZBIER, JERRY                        1709 S. Meyler                      San Pedro, CA 90731

            TELLURIAN COSMETICS                   2401 Eastman Ave., #21              Oxnard, CA 93030

            THE GAS COMPANY                       PO Box C                            Monterey Park, CA 91756

======================================================================================================================

 CLAIM NO.        CLAIMANT                                  ADDRESS                   CITY, STATE, ZIP CODE OR COUNTRY
======================================================================================================================

     12     TREE OF LIFE  Great Western
            Collection Bureau                     PO Box 191910                       San Francisco, CA 94119-1910

            TYPECRAFT, INC                        2040 East Walnut St                 Pasadena, CA 91107-5804

            UBS PRINTING GROUP                    2577 Research Drive                 Corona, CA 92882

    262     UNITED CALIFORNIA FACTORS
            C/O Hemar, Rousso & Heald             15910 Ventura Blvd., 12th Floor     Encino, CA 91436

     35     UNITED PARCEL SERVICE                 PO Box 4396                         Timonium, MD 21094

     30     URBAN, WILLIAM R/JILL                 44 Vicar Lane                       Levittown, PA 19054

            VANDERVEEN, DAVID                     701 Griffith Place                  Laguna Beach, CA 92651

     21     VENTURA COUNTY STAR                   PO Box  6711                        Ventura, CA 93006-6711

            VERIZON CALIFORNIA                    PO Box 30001                        Inglewood, CA 90313-0001

            VINNEDGE DISTRIBUTING                 1805 Little Orchard Street#149      San Jose, CA 95125

            VITALITYS ENERGY CENTER               8036 Winston Street                 Burnaby, B.C.CANADA V5A 2H5

            W LOU CAMPBELL CONSULTING             441 West 2nd Street, #B             San Pedro, CA 90731

     4      WAGNER FINANCIAL SERVICES             3386 Marigold Circle                Costa Mesa, CA 92626

            WAIRAVEN, ANNABELLE                   1834 Ardmore Ave                    Hermosa Beach, CA 90254

     48     WALKER GROUP/CNI, INC.
            C/o Klapper & Fass                    360 Lexington Ave., 13th Floor      New York, NY 10017

            WATLEY GROUP LLC                      1801 Century Park East, #1830       Los Angeles, CA 90067

     67     WILSON, JAMES W                       440 University Circle               Claremont, CA

            WJ CAPITAL CORPORATION                1761 E Garry Ave., 2nd Floor        Santa Ana, CA 92705

     3      WOLF, BLOCK SCHORR & SOLIS            1650 Arch Street                    Philadelphia, PA 19103-2097

            XEROX                                 PO Box 660501                       Dallas, TX 75266-0501

======================================================================================================================


=============================================================================================================

 CLAIM NO.        CLAIMANT                                  CLASS                 SCHEDULED AMOUNT
=============================================================================================================
            1 800 Conference                                  2                      $10,855.11

     43     ABDELLA, YASSIN & LYNN                            -                           -0-

            Acorn Newspapers                                  2                         $108.00

     32     ADP Investor CommunicationServices                2                       $1,881.13

            Adronicos Market                                  2                       $1,000.00

     70     Airborne Express                                  2                       $4,779.31

    1031    Alameda Newspaper Group                           2                      $$8,518.33
            (Adjustment Bureau, Inc., Assignee)

     36     All Pro Fitness Dist. Inc.                        2                       $1,769.21

            Alt Med Labs Inc                                  2                         $144.00

            American Express                                  2                      $20,764.03

            AON Reed Stenhouse, Inc                           2                     $101,369.00

     63     Artenia J Jones                                   2                     Not scheduled

            AT&T Wireless Services                            2                       $3,138.46

     65     ATWELL, GLEN D.                                   2                     Not scheduled

            Baker Communications                              2                      $56,558.83

            Baum, Jennifer                                  PRWage               $400.00 Priority Wage

            Beauchamp Distributing                            2                       $5,736.00

     1      Boise Cascade Office Products                     2                       $5,618.12

            Boulger & Kanuit                                  2                       $2,268.00

            Bowers, Gregory                                   2                      $11,500.00

            Bowne of Los Angeles, Inc.                        2                      $12,531.00

=============================================================================================================

 CLAIM NO.        CLAIMANT                                  CLASS                 SCHEDULED AMOUNT
=============================================================================================================

     55     BRADBURY, JOSH                                    2

     66     Browne of Phoenix, Inc.                           2                    Not scheduled
            Parker & Thompson PLC

     39     Bryan Cave LLP C/o Randolph W Katz                2                     $153,272.46

            Bryan, John                                       2                     $223,985.00

            Bryan, Tony                                       2                     $144,000.00

            Burt's Bees                                       2                       $2,547.92

            Burton, Megan                                                             Info Only

            Byrne, Braderik                                   PRWage             $100.00 Priority Wage

            Cable & Wireless46020 Manekin
            PlazaSterling, VA 20166                           2                       $1,259.41

            Calderon, Diane                                   2                       Disputed

            California Fountain of Youth                      2                         $420.00

     25     CAMBRIDGE GROUP, THEC/o John Sebben               2                     $195,350.00

            Capital Drugs                                     2                         $836.16

            CEOcast Inc                                       2                      $15,000.00

            Charles Barsam, Esq.                              2                       $7,445.58

            Charles Becket & Associates                       2                         $654.80

            Chevron204036594 NT D&B RMS                       2                         $981.31

            Cingular Wireless                                 2                         $718.46

     19     City of Brea                                      2                          $30.00

            City of Cupertino                                 2                         $114.82

            City of Hayward                                   2                          $81.70

            City of Pleasanton                                2                          $50.00

            City of Thousand Oaks                             2                          $48.00

            Clements, Kevin                                 PRWage                      $410.00
                                                                                       PRIORITY WAGE

=============================================================================================================

 CLAIM NO.        CLAIMANT                                  CLASS                 SCHEDULED AMOUNT
=============================================================================================================

            Compaq ComputerNo 936306                          2                         $224.11

            Contreras, Helen                                PRWage               $360.00PRIORITY WAGE

   41&61    COOK, GARY                                        2                       $6,140.66

            Copiers, Etc                                      2                        $687.20

            Coughlin, Patricia                                2                       DISPUTED

     37     Country Life                                      2                      $83,318.54

            Creations Gardens                                 2                      $28,724.45

            Cruz, Jessica                                   PRWAGE               $150.00PRIORITY WAGE

     27     Cutler Law Group                                  2                  $30,394.28Disputed

            Daniel Unger                                      2                         $172.00

            DANI'S SHUTTLE                                    2                      $11,000.00

     14     David Kindy                                       2                       $3,259.20

            Deerfield Corporation                             2                       $5,150.00

            Deloitte & Touche                                 2                      $55,164.00

            Dependable Highway Express                        2                         $534.98

            Desert Essence                                    2                       $5,869.30

            Diamond Creative                                  2                      $10,312.00

            DINON, VANESSA                                  PRWAGE               $170.00PRIORITY WAGE

            DIVERSIFIED DISTRIBUTORS NETWORK                  2                       $4,366.00

            DOLISOS AMERICA INC                               2                       $9,992.16

            DONAVAN, KEVIN                                                            Info Only

     51     ECHO CONSULTING                                   2                       $5,125.00

            EINSON FREEMAN                                    2                       $3,060.00

            EL MENSAJERO                                      2                       $2,292.00

            ELLIS, KARLENE                                  PRWage                $36.00PRIORITY WAGE

     26     EMPYREAL TECHNOLOGY GROUP                         2                       $2,310.00

            EVOLUTION BRANDS                                  2                       $8,000.00

=============================================================================================================

 CLAIM NO.        CLAIMANT                                  CLASS                 SCHEDULED AMOUNT
=============================================================================================================

     5      EXPERIMENTAL & APPLIED SCIENCES                   2                      $46,279.52

     29     EZ OFFICE MACHINES                                2                         $692.02

            FARRO FOOD                                        2                   $4,896.00DISPUTED

     8      FEDERAL EXPRESS CORPORATION
            Attn: Revenue Recovery/BK                         2                       $3,724.87

            FINLEY, ANGELA                                    2                       $7,600.00

            FIRST CALL STAFFING SVCS                          2                       $4,791.15

            FLORA, INC.                                       2                         $500.00

            GARCIA, RENE                                    PRWAGE               $120.00Priority Wage

     38     GARVIN, JOANN                                                           Not scheduled

     20     GARY ROBERT BAKER, INC.C/o
            Perlman & Associates                              2                     Not scheduled

     64     GILBERT, ROBERT                                                               -0-

            GLENMORE PRINTING                                 2                       $4,427.71

     60     GRANITE STATE INSURANCE CO                        2                      $11,260.00

     50     GREEN WEALTH, INC.Dba Natura Genics
            C/o G.A. Chavez, Esq.                             2                      $16,458.02

            GW INSURANCE                                      2                          -0-

     47     HANGLEY, ARONCHICK, SEGAL & PUDL                  2                       $3,602.48

            HEALTHNOTES, INC.                                 2                      $10,748.50

     22     HEGGEN, PHILLIS                                                              -0-

            HIRSCH, Nicholas T.                             PRWAGE               $280.00PRIORITY WAGE

=============================================================================================================

 CLAIM NO.        CLAIMANT                                  CLASS                 SCHEDULED AMOUNT
=============================================================================================================

            HYPERDISK MEDIA INC                               2                       $3,020.24

            INNERCLEANSE 2000                                 2                       $4,403.17

            INTEGRATED SYSTEMS SOLUTIONS                      2                         $598.00

     69     INTERNAL REVENUE SERVICESPS/Bankruptcy                                  UnknownPRIORITY

            INTERNATIONAL PERIODICAL DISTR                    2                       $1,319.93

            INTERWEST TRANSFER CO., INC.                      2                       $1,199.98

            INTRAMEDICINE, INC.                               2                         $718.75

     16     INVESTORS BUSINESS DAILY, INC.                    2                       $3,595.60

            JARROW FORMULAS                                   2                      $13,695.10

            Jeffery Skee                                      2                      $25,103.51

            JOHN R CLABAUGH INC.                              2                      $12,000.00

            JOHNSON, STEVEN D.                                                        Disputed

            KEIL, SCOTT                                       2                       $5,146.02

            KELLEY, DRYE & WARREN                             2                         $164.22

            KERSHAW MACKIE                                    2                      $14,000.00

            LIFE SMART NUTRITION                              2                       $3,585.60

     44     LINER, YANKELEVITZ, SUNSHINE                      2                       $9,343.67

            LIVING LONGER AM                                  2                         $302.31

            LOPEZ, GABRIELA                                  PRWAGE                 $225.00 WAGE CLAIM

            LOS ANGELES TIMESCaine & Weiner                   2                       $4,474.61

=============================================================================================================

 CLAIM NO.        CLAIMANT                                   CLASS                 SCHEDULED AMOUNT
=============================================================================================================

     52     MAJOR SOURCE, INT'LDBA LOGIC NUTRITION                                   $3,398.00 DISPUTED


     56     MAJOR SOURCE, INT'LDBA LOGIC NUTRITION                                $120,747.72 DISPUTED


            MC CREADY MANIGOLD RAY & CO                       2                       $1,639.25

            MELLON FIRST BUSINESS BANK                        2                       $5,000.00

     49     MENDOZA, DILLON & ASSOCIATES
            Klapper & Fass                                    2                    $72,595.00 Disputed

            MERCIER WIMBERG PHOTOGRAPHY                       2                       $5,788.80

            MERRILL COMMUNICATIONS                            2                         $715.21

            MEZA, EDMOND                                     PRWAGE               $162.00 PRIORITY WAGE

            MORRIS DISTRIBUTING                               2               $660.00See Mum's Distributing

            MOUNTAIN VALLEY WATER OF L.A.                     2                         $168.67

            MUERTEGUI, Michelle Joy O.                        2                         $537.93

            MUM'S DISTRIBUTING                                                $660.00See Morris Distributing

            NATIONAL REGISTERED AGENTS, INC.                  2                         $139.00

            NATURAL FACTORS                                   2                      $80,049.04

            NATURAL HEALTH RESOURCES                          2                      $34,358.37

     40     NATURES SUNSHINE PRODUCTSDBA                      2                $35,363.49$1,557,000.00
            INNOVATIVE BOTANICAL SOLUTIONS

=============================================================================================================

 CLAIM NO.        CLAIMANT                                  CLASS                 SCHEDULED AMOUNT
=============================================================================================================

     23     NATURES WAY PRODUCTS                             2                       $34,446.41

    1718    NEIL WATANABEC/o McNamara, Spira & Smith         2                       Disputed

            NEOPOST                                          2                          $219.17

            NOW LEGAL SERVICE                                2                          $132.30

            NUTRITION NOW, INC.                              2                          $367.87

            OGRIM, FRED                                     PRWAGE                $904.62 WAGE CLAIM

            ON SITE WELLNESS MEDICAL ASSN                    2                       $12,927.00

            O'PRECIO, MARIA                                                           DISPUTED

            ORANGE PEEL ENTERPRISES                          2                       $12,952.80

            PALACE STATION                                   2                        $6,746.41

            PBB GLOBAL LOGISTICS                             2                           $52.21

            PENNY SAVER                                      2                        $1,731.75

     59     PHARMAVITE, LLC                                  2                       $6,528.00

            PINELA, JUAN CARLOS                                                      Disputed

     11     PINELLA, VALERIA                                 2                       $5,000.00

            PITTEROFF, TERRELL L.                                                      DISPUTED

     58     PLATON PHOTOGRAPHIC INCDBA                       2                        $2,438.24
            Platon Graphic
     6      PR NEWSWIRE                                      2                           $30.00
            PUBLIC EASE, INC. NCO
            Financial Systems                                2                          $895.00

            QUANTUM                                          2                          $180.32

            QUEBECOR WORLD                                   2                       $17,322.73

            RAVELLO ENTERPRISES                              2                        $3,513.00

=============================================================================================================

 CLAIM NO.        CLAIMANT                                  CLASS                 SCHEDULED AMOUNT
=============================================================================================================

            RAYKIEWICZ, MICHAEL                             PRWAGE                 $207.00 WAGE CLAIM

            REGIME INDUSTRIES, LTD                           2                        $1,080.00

     28     RESOURCES CONNECTION                             2                       $10,650.00

     54     RICHARD D. MOULSON                                                          -0-

            Robert J. Carye, Jr. Esq.                        2                       Disputed

            RODRIGUEZ, LINDA                                PRWAGE                 $461.54 WAGE CLAIM

            RODRIGUEZ, RENE                                 PRWAGE                 $238.00 WAGE CLAIM

            ROMERO, VIVIAN                                  PRWAGE                 $103.50 WAGE CLAIM

            SALVATORI-SCOTT INC                              2                          $500.00

            SAN FRANCISCO CHRONICLE                          2                        $2,592.00

            SAN JOSE MERCURY NEWS                            2                       $12,528.60

     34     SATALOOWICH, TODD                                2                        $1,646.37

     13     SBC/PACIFIC BELLAttn:                            2                       $20,992.36
            Bankruptcy Recovery Center

            SCHAEL, GABRIEL                                  2                          $116.73

            SCOTT & WHITEHEAD                                2                          $995.97

            SEARS ROEBUCK & CO                               2                        $6,006.18

            SEMMEL, AMYDonfeld, Kelley & Rollman                                     INFO ONLY

            SIDLEY AUSTIN BROWN & WOOD                       2                       $13,078.93

            SIGN MART PLASTICS PLUS                          2                          $646.50

     45     SILVER WINGS TRAVEL NETWORK                      2                        $3,834.94

    724     SOLGAR VITAMIN & HERB                            2                       $96,976.94

=============================================================================================================

 CLAIM NO.        CLAIMANT                                  CLASS                 SCHEDULED AMOUNT
=============================================================================================================

            SOLTANMORAD, KATRYN
            (Change of address: 6/26/04)                    PRWAGE                 $160.00 WAGE CLAIM

            SOUTHERN CALIFORNIA GRAPHICS                     2                       $39,408.52

    5357    SPORTS NUTRITIONALS, INCFka LOGIC
            NUTRITION, INC

            SPRINGER, ELWOOD                                                     $70,000.00 DISPUTED

            SPRINT PCS                                       2                          $209.10

     9      SQUAR MILNER REEHL & WILLIAMSON LLP              2                       $23,550.00
            C/O Deborah Slack

            STAPLES CREDIT PLAN                              2                       $1,671.49

     46     STATE BOARD EQUALIZATION                         PR                  $24,344.00 PRIORITY

     68     STATE OF CALIFORNIAEDD                          Priority
            Bankruptcy Unit, MIC 92E                        And 2                    Unknown - PR

            STATE OF DELAWAREDept of State                  PR Tax              $100.0 PRIORITY TAX CLAIM
            Div of Corporations

     42     STEIGELMAN, Martha & Alan                                                     -0-

            STEWARD MC KELVEY STIRLING SCALES                 2                         $100.30

     15     SUVIC NUTRITION                                   2                      $14,031.06

            SWALDI, ROBERT                                    2                       $5,887.11

     33     TANNER CO                                         2                       $1,635.00

            TATU, CAMELIA                                   PR WAGE              $1,241.82 WAGE CLAIM

            TAZBIER, JERRY                                                            DISPUTED

            TELLURIAN COSMETICS                               2                       $1,278.78

            THE GAS COMPANY                                   2                          $41.68

=============================================================================================================

 CLAIM NO.        CLAIMANT                                 CLASS                 SCHEDULED AMOUNT
=============================================================================================================

     12     TREE OF LIFE  Great Western                       2                      $73,276.47
            Collection Bureau

            TYPECRAFT, INC                                    2                      $10,073.51

            UBS PRINTING GROUP                                2                         $229.08

    262     UNITED CALIFORNIA FACTORS                         2                      $14,080.00
            C/O Hemar, Rousso & Heald                         1

     35     UNITED PARCEL SERVICE                             2                      $22,269.56

     30     URBAN, WILLIAM R/JILL                                                        -0-

            VANDERVEEN, DAVID                                                    $40,000.00 Disputed

     21     VENTURA COUNTY STAR                               2                       $2,000.00

            VERIZON CALIFORNIA                                2                       $2,349.30

            VINNEDGE DISTRIBUTING                             2                         $802.50

            VITALITYS ENERGY CENTER                           2                         $495.48

            W LOU CAMPBELL CONSULTING                         2                         $600.00

     4      WAGNER FINANCIAL SERVICES                         2                      $39,342.09

            WAIRAVEN, ANNABELLE                              PRWAGE                 $510.00 WAGE CLAIM

     48     WALKER GROUP/CNI, INC.C/o Klapper & Fass          2                      $18,372.17

            WATLEY GROUP LLC                                  2                     $195,515.00

     67     WILSON, JAMES W                                   2                      $10,000.00

            WJ CAPITAL CORPORATION                            2                       $4,932.32

     3      WOLF, BLOCK SCHORR & SOLIS                        2                       $5,930.58

            XEROX                                             2                       $1,120.57
=============================================================================================================

===============================================================================================================================

 CLAIM NO.        CLAIMANT                                 CLAIM FILED            C/U/D         OBJECTION FILED
===============================================================================================================================
            1 800 Conference                                    None

     43     ABDELLA, YASSIN & LYNN                           $6,650.00                    Objection sustained;
                                                                                          claim disallowed in full

            Acorn Newspapers                                    None

     32     ADP Investor CommunicationServices               $1,881.13

            Adronicos Market                                    None

     70     Airborne Express                                 $5,644.70

    1031    Alameda Newspaper Group                          $8,776.99
            (Adjustment Bureau, Inc., Assignee)

     36     All Pro Fitness Dist. Inc.                       $1,597.21

            Alt Med Labs Inc                                    None

            American Express                                    None

            AON Reed Stenhouse, Inc                         $101,369.00

     63     Artenia J Jones                                  $5,000.00                    Objection sustained; claim
                                                                                          disallowed in full

            AT&T Wireless Services                              None

     65     ATWELL, GLEN D.                              $2,115.00 Priority               Objeciton sustained; claim
                                                                                          disallowed in full

            Baker Communications                                None          Disputed

            Baum, Jennifer                                      None

            Beauchamp Distributing                              None

     1      Boise Cascade Office Products                    $5,618.12

            Boulger & Kanuit                                    None

            Bowers, Gregory                                     None

            Bowne of Los Angeles, Inc.                          None

===============================================================================================================================

 CLAIM NO.        CLAIMANT                                 CLAIM FILED            C/U/D         OBJECTION FILED
===============================================================================================================================

     55     BRADBURY, JOSH                                                                See claims 51, 53, 56, 57:
                                                                                          Per Stip/Order 10/21/03, One
                                                                                          $200,000 claim allowed for
                                                                                          reserve purposes only

     66     Browne of Phoenix, Inc.                          $21,960.06

            Parker & Thompson PLC

     39     Bryan Cave LLP C/o Randolph W Katz              $153,318.80

            Bryan, John                                         None

            Bryan, Tony                                         None

            Burt's Bees
            Burton, Megan                                       None

            Byrne, Braderik                                     None

            Cable & Wireless46020 Manekin                       None

            PlazaSterling, VA 20166

            Calderon, Diane                                     None          Disputed

            California Fountain of Youth                        None

     25     CAMBRIDGE GROUP, THEC/o John Sebben             $206,706.30

            Capital Drugs                                       None

            CEOcast Inc                                         None

            Charles Barsam, Esq.                                None

            Charles Becket & Associates                         None

            Chevron204036594 NT D&B RMS                         None

            Cingular Wireless                                   None

     19     City of Brea                                       $35.18

            City of Cupertino                                   None

            City of Hayward                                     None

            City of Pleasanton                                  None

            City of Thousand Oaks                               None

            Clements, Kevin                                     None

===============================================================================================================================

 CLAIM NO.        CLAIMANT                                 CLAIM FILED            C/U/D         OBJECTION FILED
===============================================================================================================================

            Compaq ComputerNo 936306                            None

            Contreras, Helen                                    None

   41&61    COOK, GARY                                       $6,140.66                    Objection sustained;
                                                                                          Claim No. 61 disallowed


            Copiers, Etc                                        None

            Coughlin, Patricia                                  None          Disputed

     37     Country Life                                     $84,638.10

            Creations Gardens                                   None

            Cruz, Jessica                                       None

     27     Cutler Law Group                                 $31,741.44

            Daniel Unger                                        None

            DANI'S SHUTTLE                                      None

     14     David Kindy                                      $6,250.00

            Deerfield Corporation                               None

            Deloitte & Touche                                   None

            Dependable Highway Express                          None

            Desert Essence                                      None

            Diamond Creative                                    None

            DINON, VANESSA                                      None

            DIVERSIFIED DISTRIBUTORS NETWORK                    None

            DOLISOS AMERICA INC                                 None

            DONAVAN, KEVIN                                      None

     51     ECHO CONSULTING                                  $5,340.00

            EINSON FREEMAN                                      None

            EL MENSAJERO                                        None

            ELLIS, KARLENE                                      None

     26     EMPYREAL TECHNOLOGY GROUP                        $2,310.00

            EVOLUTION BRANDS                                    None

===============================================================================================================================

 CLAIM NO.        CLAIMANT                                 CLAIM FILED            C/U/D         OBJECTION FILED
===============================================================================================================================

     5      EXPERIMENTAL & APPLIED SCIENCES                  $47,474.25

     29     EZ OFFICE MACHINES                            $314.91 Priority                Objection sustained; Claim No. 29
                                                                                          allowed as GU claim for $314.91

            FARRO FOOD                                          None          Disputed

     8      FEDERAL EXPRESS CORPORATION                       $467.08
            Attn: Revenue Recovery/BK

            FINLEY, ANGELA                                      None

            FIRST CALL STAFFING SVCS                            None

            FLORA, INC.                                         None

            GARCIA, RENE                                        None

     38     GARVIN, JOANN                                     $133.00                     Objection sustained;

                                                                                          Claim disallowed in full
     20     GARY ROBERT BAKER, INC.C/o
            Perlman & Associates                            $117,588.20

     64     GILBERT, ROBERT                              $1,200.00 Priority               Objection sustained;
                                                                                          Claim disallowed in full

            GLENMORE PRINTING                                   None

     60     GRANITE STATE INSURANCE CO                       $11,260.00

     50     GREEN WEALTH, INC.Dba Natura Genics
            C/o G.A. Chavez, Esq.                            $20,380.43

            GW INSURANCE                                        None

     47     HANGLEY, ARONCHICK, SEGAL & PUDL                 $11,804.59

            HEALTHNOTES, INC.                                   None

     22     HEGGEN, PHILLIS                                  $1,,804.95                   Objection sustained; claim
                                                                                          disallowed in full

            HIRSCH, Nicholas T.                                 None

===============================================================================================================================

 CLAIM NO.        CLAIMANT                                 CLAIM FILED            C/U/D         OBJECTION FILED
===============================================================================================================================

            HYPERDISK MEDIA INC                                 None

            INNERCLEANSE 2000                                   None

            INTEGRATED SYSTEMS SOLUTIONS                        None

     69     INTERNAL REVENUE SERVICESPS/Bankruptcy          $127,287.34                       Claim filed 10/9/03;Amended Claim
                                                                                              filed 3/22/04

            INTERNATIONAL PERIODICAL DISTR                      None

            INTERWEST TRANSFER CO., INC.                        None

            INTRAMEDICINE, INC.                                 None

     16     INVESTORS BUSINESS DAILY, INC.               $3,595.00PRIORITY                Objection sustained; claim
                                                                                          allowed as GU claim for $3,595.00

            JARROW FORMULAS                                     None

            Jeffery Skee                                        None

            JOHN R CLABAUGH INC.                                None

            JOHNSON, STEVEN D.                                  None

            KEIL, SCOTT                                         None

            KELLEY, DRYE & WARREN                               None

            KERSHAW MACKIE                                      None

            LIFE SMART NUTRITION                                None

     44     LINER, YANKELEVITZ, SUNSHINE                   $1,060,000.00                  Per Stip/Order, Claim allowed as
                                                                                          GU claim for $9,343.67

            LIVING LONGER AM                                    None

            LOPEZ, GABRIELA                                     None

            LOS ANGELES TIMESCaine & Weiner                     None

===============================================================================================================================

 CLAIM NO.        CLAIMANT                                 CLAIM FILED            C/U/D         OBJECTION FILED
===============================================================================================================================

     52     MAJOR SOURCE, INT'LDBA LOGIC NUTRITION            $9,750.50                   See claims 52,53,55,56,57: Per
                                                                                          Stip/Order 10/21/03, One $200,000
                                                                                          claim allowed for reserve purposes only

     56     MAJOR SOURCE, INT'LDBA LOGIC NUTRITION            See claim                   See claims 52,53,55,56,57: Per
                                                                                          Stip/Order 10/21/03, One $200,000 cla
                                                                                          allowed for reserve purposes only

            MC CREADY MANIGOLD RAY & CO                         None

            MELLON FIRST BUSINESS BANK                          None

     49     MENDOZA, DILLON & ASSOCIATES
            Klapper & Fass                                    $72,595.00      Disputed

            MERCIER WIMBERG PHOTOGRAPHY                         None

            MERRILL COMMUNICATIONS                              None

            MEZA, EDMOND                                        None

            MORRIS DISTRIBUTING

            MOUNTAIN VALLEY WATER OF L.A.                       None

            MUERTEGUI, Michelle Joy O.                          None

            MUM'S DISTRIBUTING

            NATIONAL REGISTERED AGENTS, INC.

            NATURAL FACTORS                                     None

            NATURAL HEALTH RESOURCES                            None

     40     NATURES SUNSHINE PRODUCTSDBA                   $1,557,000.00
            INNOVATIVE BOTANICAL SOLUTIONS

===============================================================================================================================

 CLAIM NO.        CLAIMANT                                 CLAIM FILED            C/U/D         OBJECTION FILED
===============================================================================================================================

     23     NATURES WAY PRODUCTS                             $34,446.41

    1718    NEIL WATANABEC/o McNamara, Spira & Smith         $45,182.43                   Per Stip & Order, Claim No. 17 alloweed
                                                             PR$1,605,850.00              as GU claim for $15,384.35; Claim No.
                                                             PRIORITY        Disputed     allowed as GU claim for $303,196.00

                                                                None

            NEOPOST                                             None

            NOW LEGAL SERVICE                                   None

            NUTRITION NOW, INC.                                 None

            OGRIM, FRED                                         None

            ON SITE WELLNESS MEDICAL ASSN                       None

            O'PRECIO, MARIA                                     None         Disputed

            ORANGE PEEL ENTERPRISES                             None

            PALACE STATION                                      None

            PBB GLOBAL LOGISTICS                                None

            PENNY SAVER                                         None

     59     PHARMAVITE, LLC                                   $6,528.00      $6,528.00

            PINELA, JUAN CARLOS                               Disputed       None         Disputed

     11     PINELLA, VALERIA                                  $5,000.00      $2,997.00    Objection sustained; Claim allowed
                                                                             PRIORITY     as GU claim for $2,997.00

            PITTEROFF, TERRELL L.                               None         Disputed
     58     PLATON PHOTOGRAPHIC INCDBA                       $2,438.24

            Platon Graphic                                    $130.00

     6      PR NEWSWIRE                                         None

            PUBLIC EASE, INC.NCO Financial Systems              None

            QUANTUM                                             None

            QUEBECOR WORLD                                      None

            RAVELLO ENTERPRISES                                 None

===============================================================================================================================

 CLAIM NO.        CLAIMANT                                 CLAIM FILED            C/U/D         OBJECTION FILED
===============================================================================================================================

            RAYKIEWICZ, MICHAEL                                 None

            REGIME INDUSTRIES, LTD                              None

     28     RESOURCES CONNECTION                            $10,650.00

     54     RICHARD D. MOULSON                              $5,739.02                    Objection sustained; Claim
                                                                                         disallowed in full

            Robert J. Carye, Jr. Esq.                           None          Disputed

            RODRIGUEZ, LINDA                                    None

            RODRIGUEZ, RENE                                     None

            ROMERO, VIVIAN                                      None

            SALVATORI-SCOTT INC                                 None

            SAN FRANCISCO CHRONICLE                             None

            SAN JOSE MERCURY NEWS                               None

     34     SATALOOWICH, TODD                             $3,836.52 PRIORITY              Objection sustained; Claim allowed as
                                                                                          GU claim for $3,836.52

     13     SBC/PACIFIC BELLAttn:                           $7,839.87 PR                  Objection sustained; claim allowed as
            Bankruptcy Recovery Center                                                    GU claim for $7,839.87

                                                                None

            SCHAEL, GABRIEL                                     None

            SCOTT & WHITEHEAD                                   None

            SEARS ROEBUCK & CO                                  None

            SEMMEL, AMYDonfeld, Kelley & Rollman                None

            SIDLEY AUSTIN BROWN & WOOD                          None

            SIGN MART PLASTICS PLUS                             None

     45     SILVER WINGS TRAVEL NETWORK                       $13,497.24

    724     SOLGAR VITAMIN & HERB                            $100,998.34                  Objection sustained; Claim No.
                                                             $100,998.34                  7 disallowed

===============================================================================================================================

 CLAIM NO.        CLAIMANT                                 CLAIM FILED            C/U/D         OBJECTION FILED
===============================================================================================================================

            SOLTANMORAD, KATRYN
            (Change of address: 6/26/04)                        None

            SOUTHERN CALIFORNIA GRAPHICS                        None

    5357    SPORTS NUTRITIONALS, INCFka LOGIC               53-Unknown                      See claims 52,53,55,56,57: Per Stip/O
            NUTRITION, INC                                  57-$139,304.20                  10/21/03, One $200,000 claim allowed
                                                                                            reserve purposes only

            SPRINGER, ELWOOD                                    None          Disputed

            SPRINT PCS                                          None

     9      SQUAR MILNER REEHL & WILLIAMSON LLP
            C/O Deborah Slack                                $30,810.01                  None

            STAPLES CREDIT PLAN                                 None

     46     STATE BOARD EQUALIZATION                     $92,322.97 PRIORITY

     68     STATE OF CALIFORNIAEDD                       $67,881.28(57,845.74)
            Bankruptcy Unit, MIC 92E                     PR$10,035.54GU

            STATE OF DELAWAREDept of State
            Div of Corporations                                None

     42     STEIGELMAN, Martha & Alan                    2 Shares common stock            Objection sustained; claimDisallowed

            STEWARD MC KELVEY STIRLING SCALES                   None

     15     SUVIC NUTRITION                                  $15,755.46

            SWALDI, ROBERT                                      None

     33     TANNER CO                                        $1,730.60

            TATU, CAMELIA                                       None

            TAZBIER, JERRY                                      None          Disputed

            TELLURIAN COSMETICS                                 None

            THE GAS COMPANY                                     None

===============================================================================================================================

 CLAIM NO.        CLAIMANT                                 CLAIM FILED            C/U/D         OBJECTION FILED
===============================================================================================================================

     12     TREE OF LIFE  Great Western                      $83,534.65
            Collection Bureau

            TYPECRAFT, INC                                      None

            UBS PRINTING GROUP                                  None

    262     UNITED CALIFORNIA FACTORS
            C/O Hemar, Rousso & Heald                      $17,600.00SEC
                                                           $7,600.00 SEC

     35     UNITED PARCEL SERVICE                            $25,539.73

     30     URBAN, WILLIAM R/JILL                          $416.39 SECURED                Objection sustained; Claim disallowed

            VANDERVEEN, DAVID

     21     VENTURA COUNTY STAR                              $2,000.00

            VERIZON CALIFORNIA                                  None

            VINNEDGE DISTRIBUTING                               None

            VITALITYS ENERGY CENTER                             None

            W LOU CAMPBELL CONSULTING                           None

     4      WAGNER FINANCIAL SERVICES                        $38,065.76

            WAIRAVEN, ANNABELLE                                  None

     48     WALKER GROUP/CNI, INC.C/o Klapper & Fass        $21,264..38

            WATLEY GROUP LLC                                    None

     67     WILSON, JAMES W                                  $12,000.00

            WJ CAPITAL CORPORATION                              None

     3      WOLF, BLOCK SCHORR & SOLIS                       $19,040.06

            XEROX                                               None
=================================================================================================================================

=========================================================================================================
                                                                   AMOUNT OF CLAIM ALLOWED
 CLAIM NO.        CLAIMANT                                    Secured    Priority    Unsecured
=========================================================================================================
            1 800 Conference                                                         $10,855.11

     43     ABDELLA, YASSIN & LYNN                                                        $0.00

            Acorn Newspapers                                                            $108.00

     32     ADP Investor CommunicationServices                                        $1,881.13

            Adronicos Market                                                          $1,000.00

     70     Airborne Express                                                          $5,644.70

    1031    Alameda Newspaper Group                                                   $8,776.99
            (Adjustment Bureau, Inc., Assignee)
     36     All Pro Fitness Dist. Inc.                                                $1,597.21

            Alt Med Labs Inc                                                            $144.00

            American Express                                                         $20,764.03

            AON Reed Stenhouse, Inc                                                 $101,369.00

     63     Artenia J Jones                                                               $0.00

            AT&T Wireless Services                                                    $3,138.46

     65     ATWELL, GLEN D.                                                               $0.00

            Baker Communications                                                          $0.00

            Baum, Jennifer                                               $400.00          $0.00

            Beauchamp Distributing                                                    $5,736.00

     1      Boise Cascade Office Products                                             $5,618.12

            Boulger & Kanuit                                                          $2,268.00

            Bowers, Gregory                                                          $11,500.00

            Bowne of Los Angeles, Inc.                                               $12,531.00

=========================================================================================================
                                                                   AMOUNT OF CLAIM ALLOWED
 CLAIM NO.        CLAIMANT                                    Secured    Priority    Unsecured
=========================================================================================================

     55     BRADBURY, JOSH                                                          $200,000.00

     66     Browne of Phoenix, Inc.
            Parker & Thompson PLC                                                    $21,960.06

     39     Bryan Cave LLP C/o Randolph W Katz                                      $153,318.80

            Bryan, John                                                             $223,985.00

            Bryan, Tony                                                             $144,000.00

            Burt's Bees                                                               $2,547.92

            Burton, Megan                                                                 $0.00

            Byrne, Braderik                                               $100.00         $0.00
            Cable & Wireless46020 Manekin
            PlazaSterling, VA 20166                                                   $1,259.41

            Calderon, Diane                                                               $0.00

            California Fountain of Youth                                                $420.00

     25     CAMBRIDGE GROUP, THEC/o John Sebben                                     $206,706.30

            Capital Drugs                                                               $836.16

            CEOcast Inc                                                              $15,000.00

            Charles Barsam, Esq.                                                      $7,445.58

            Charles Becket & Associates                                                 $654.80

            Chevron204036594 NT D&B RMS                                                 $981.31

            Cingular Wireless                                                           $718.46

     19     City of Brea                                                                 $35.18

            City of Cupertino                                                           $114.82

            City of Hayward                                                              $81.70

            City of Pleasanton                                                           $50.00

            City of Thousand Oaks                                                        $48.00

            Clements, Kevin                                               $410.00         $0.00

=========================================================================================================
                                                                   AMOUNT OF CLAIM ALLOWED
 CLAIM NO.        CLAIMANT                                    Secured    Priority    Unsecured
=========================================================================================================

            Compaq ComputerNo 936306                                                    $224.11

            Contreras, Helen                                             $360.00          $0.00

   41&61    COOK, GARY                                                                $6,140.66

            Copiers, Etc                                                                $687.20

            Coughlin, Patricia                                                            $0.00

     37     Country Life                                                             $84,638.10

            Creations Gardens                                                        $28,724.45

            Cruz, Jessica                                                $150.00          $0.00

     27     Cutler Law Group                                                         $31,741.44

            Daniel Unger                                                                $172.00

            DANI'S SHUTTLE                                                           $11,000.00

     14     David Kindy                                                               $6,250.00

            Deerfield Corporation                                                     $5,150.00

            Deloitte & Touche                                                        $55,164.00

            Dependable Highway Express                                                  $534.98

            Desert Essence                                                            $5,869.30

            Diamond Creative                                                         $10,312.00

            DINON, VANESSA                                               $170.00          $0.00

            DIVERSIFIED DISTRIBUTORS NETWORK                                          $4,366.00

            DOLISOS AMERICA INC                                                       $9,992.16

            DONAVAN, KEVIN                                                                $0.00

     51     ECHO CONSULTING                                                           $5,340.00

            EINSON FREEMAN                                                            $3,060.00

            EL MENSAJERO                                                              $2,292.00

            ELLIS, KARLENE                                                $36.00          $0.00

     26     EMPYREAL TECHNOLOGY GROUP                                                 $2,310.00

            EVOLUTION BRANDS                                                          $8,000.00

=========================================================================================================
                                                                   AMOUNT OF CLAIM ALLOWED
 CLAIM NO.        CLAIMANT                                    Secured    Priority    Unsecured
=========================================================================================================

     5      EXPERIMENTAL & APPLIED SCIENCES                                          $47,474.25

     29     EZ OFFICE MACHINES                                                          $314.91

            FARRO FOOD                                                                    $0.00

     8      FEDERAL EXPRESS CORPORATION
            Attn: Revenue Recovery/BK                                                   $467.08

            FINLEY, ANGELA                                                            $7,600.00

            FIRST CALL STAFFING SVCS                                                  $4,791.15

            FLORA, INC.                                                                 $500.00

            GARCIA, RENE                                                 $120.00          $0.00

     38     GARVIN, JOANN                                                                 $0.00

     20     GARY ROBERT BAKER, INC.C/o                                              $117,588.20
            Perlman & Associates

     64     GILBERT, ROBERT                                                               $0.00

            GLENMORE PRINTING                                                         $4,427.71

     60     GRANITE STATE INSURANCE CO                                               $11,260.00

                                                                                      $3,020.24

     50     GREEN WEALTH, INC.Dba Natura Genics                                      $20,380.43
            C/o G.A. Chavez, Esq.

            GW INSURANCE                                                                  $0.00

     47     HANGLEY, ARONCHICK, SEGAL & PUDL                                         $11,804.59

            HEALTHNOTES, INC.                                                        $10,748.50

     22     HEGGEN, PHILLIS                                                               $0.00

            HIRSCH, Nicholas T.                                          $280.00          $0.00

=========================================================================================================
                                                                   AMOUNT OF CLAIM ALLOWED
 CLAIM NO.        CLAIMANT                                    Secured    Priority    Unsecured
=========================================================================================================

            HYPERDISK MEDIA INC                                                       $3,020.24

            INNERCLEANSE 2000                                                         $4,403.17

            INTEGRATED SYSTEMS SOLUTIONS                                                $598.00

     69     INTERNAL REVENUE SERVICESPS/Bankruptcy                   $114,891.24     $22,497.47

            INTERNATIONAL PERIODICAL DISTR                                            $1,319.93

            INTERWEST TRANSFER CO., INC.                                              $1,199.98

            INTRAMEDICINE, INC.                                                         $718.75

     16     INVESTORS BUSINESS DAILY, INC.                                            $3,595.00

            JARROW FORMULAS                                                          $13,695.10

            Jeffery Skee                                                             $25,103.51

            JOHN R CLABAUGH INC.                                                     $12,000.00

            JOHNSON, STEVEN D.                                                            $0.00

            KEIL, SCOTT                                                               $5,146.22

            KELLEY, DRYE & WARREN                                                       $164.22

            KERSHAW MACKIE                                                           $14,000.00

            LIFE SMART NUTRITION                                                      $3,585.00

     44     LINER, YANKELEVITZ, SUNSHINE                                              $9,343.67

            LIVING LONGER AM                                                            $302.31

            LOPEZ, GABRIELA                                              $225.00          $0.00

            LOS ANGELES TIMESCaine & Weiner                                           $4,474.61

=========================================================================================================
                                                                   AMOUNT OF CLAIM ALLOWED
 CLAIM NO.        CLAIMANT                                    Secured    Priority    Unsecured
=========================================================================================================


     52     MAJOR SOURCE, INT'LDBA LOGIC NUTRITION                                        $0.00

     56     MAJOR SOURCE, INT'LDBA LOGIC NUTRITION                                        $0.00

            MC CREADY MANIGOLD RAY & CO                                               $1,639.25

            MELLON FIRST BUSINESS BANK                                                $5,000.00

     49     MENDOZA, DILLON & ASSOCIATES                                             $72,595.00
            Klapper & Fass

            MERCIER WIMBERG PHOTOGRAPHY                                               $5,788.80

            MERRILL COMMUNICATIONS                                                      $715.21

            MEZA, EDMOND                                                 $162.00          $0.00

            MORRIS DISTRIBUTING                                                         $660.00

            MOUNTAIN VALLEY WATER OF L.A.                                               $168.67

            MUERTEGUI, Michelle Joy O.                                                  $537.93

            MUM'S DISTRIBUTING                                                            $0.00

            NATIONAL REGISTERED AGENTS, INC.                                            $139.00

            NATURAL FACTORS                                                          $80,049.04
            NATURAL HEALTH RESOURCES                                                 $34,358.37

     40     NATURES SUNSHINE PRODUCTSDBA                                          $1,557,000.00
            INNOVATIVE BOTANICAL SOLUTIONS

=========================================================================================================
                                                                   AMOUNT OF CLAIM ALLOWED
 CLAIM NO.        CLAIMANT                                    Secured    Priority    Unsecured
=========================================================================================================

     23     NATURES WAY PRODUCTS                                                     $34,446.41
    1718    NEIL WATANABEC/o

            McNamara, Spira & Smith                                                 $318,580.35

            NEOPOST                                                                     $219.17

            NOW LEGAL SERVICE                                                           $132.30

            NUTRITION NOW, INC.                                                         $367.87

            OGRIM, FRED                                                  $904.62          $0.00

            ON SITE WELLNESS MEDICAL ASSN                                            $12,952.80

            O'PRECIO, MARIA                                                               $0.00

            ORANGE PEEL ENTERPRISES                                                  $12,952.80

            PALACE STATION                                                            $6,746.41

            PBB GLOBAL LOGISTICS                                                         $52.21

            PENNY SAVER                                                               $1,731.75

     59     PHARMAVITE, LLC                                                           $6,528.00

            PINELA, JUAN CARLOS                                                           $0.00

     11     PINELLA, VALERIA                                                          $2,997.00

            PITTEROFF, TERRELL L.                                                         $0.00

     58     PLATON PHOTOGRAPHIC INCDBA                                                $2,438.24
            Platon Graphic

     6      PR NEWSWIRE                                                                 $130.00

            PUBLIC EASE, INC.NCO Financial Systems                                      $895.00

            QUANTUM                                                                     $180.32

            QUEBECOR WORLD                                                           $17,322.73

            RAVELLO ENTERPRISES                                                       $3,513.00

=========================================================================================================
                                                                   AMOUNT OF CLAIM ALLOWED
 CLAIM NO.        CLAIMANT                                    Secured    Priority    Unsecured
=========================================================================================================

            RAYKIEWICZ, MICHAEL                                          $207.00          $0.00

            REGIME INDUSTRIES, LTD                                                    $1,080.00

     28     RESOURCES CONNECTION                                                     $10,650.00

     54     RICHARD D. MOULSON                                                            $0.00

            Robert J. Carye, Jr., Esq.                                                    $0.00

            RODRIGUEZ, LINDA                                             $461.54          $0.00

            RODRIGUEZ, RENE                                              $238.00          $0.00

            ROMERO, VIVIAN                                               $103.50          $0.00

            SALVATORI-SCOTT INC                                                         $500.00

            SAN FRANCISCO CHRONICLE                                                   $2,592.00

            SAN JOSE MERCURY NEWS                                                    $12,528.60

     34     SATALOOWICH, TODD                                                         $3,836.52

     13     SBC/PACIFIC BELLAttn:                                                     $7,839.87
            Bankruptcy Recovery Center

            SCHAEL, GABRIEL                                                             $116.76

            SCOTT & WHITEHEAD                                                           $995.97

            SEARS ROEBUCK & CO                                                        $6,006.18

            SEMMEL, AMYDonfeld, Kelley & Rollman                                          $0.00

            SIDLEY AUSTIN BROWN & WOOD                                               $13,078.93

            SIGN MART PLASTICS PLUS                                                     $646.50

     45     SILVER WINGS TRAVEL NETWORK                                              $13,497.24

    724     SOLGAR VITAMIN & HERB                                                   $100,998.34

=========================================================================================================
                                                                   AMOUNT OF CLAIM ALLOWED
 CLAIM NO.        CLAIMANT                                    Secured    Priority    Unsecured
=========================================================================================================

            SOLTANMORAD, KATRYN                                          $160.00          $0.00
            (Change of address: 6/26/04)
            SOUTHERN CALIFORNIA GRAPHICS                                             $39,408.52

    5357    SPORTS NUTRITIONALS, INCFka LOGIC                                             $0.00
            NUTRITION, INC

            SPRINGER, ELWOOD                                                              $0.00

            SPRINT PCS                                                                  $209.10

     9      SQUAR MILNER REEHL & WILLIAMSON LLP                                      $30,810.01
            C/O Deborah Slack
            STAPLES CREDIT PLAN                                                       $1,671.49

     46     STATE BOARD EQUALIZATION                                  $92,322.97          $0.00

     68     STATE OF CALIFORNIAEDD                                    $57,845.74     $10,035.54

            Bankruptcy Unit, MIC 92E                                                      $0.00

            STATE OF DELAWAREDept of State                               $100.00          $0.00
            Div of Corporations

     42     STEIGELMAN, Martha & Alan                                                     $0.00

            STEWARD MC KELVEY STIRLING SCALES                                           $100.30

     15     SUVIC NUTRITION                                                          $15,755.46

            SWALDI, ROBERT                                                            $5,887.11

     33     TANNER CO                                                                 $1,730.60

            TATU, CAMELIA                                              $1,241.82          $0.00

            TAZBIER, JERRY                                                                $0.00

            TELLURIAN COSMETICS                                                       $1,278.78

            THE GAS COMPANY                                                              $41.68

=========================================================================================================
                                                                   AMOUNT OF CLAIM ALLOWED
 CLAIM NO.        CLAIMANT                                    Secured    Priority    Unsecured
=========================================================================================================

     12     TREE OF LIFE  Great Western                                              $83,534.65
            Collection Bureau

            TYPECRAFT, INC                                                           $10,073.51

            UBS PRINTING GROUP                                                          $229.08

    262     UNITED CALIFORNIA FACTORS
            C/O Hemar, Rousso & Heald                        7,600.00                     $0.00

     35     UNITED PARCEL SERVICE                                                    $25,539.73

     30     URBAN, WILLIAM R/JILL                                                         $0.00

            VANDERVEEN, DAVID                                                             $0.00

     21     VENTURA COUNTY STAR                                                       $2,000.00

            VERIZON CALIFORNIA                                                        $2,349.30

            VINNEDGE DISTRIBUTING                                                       $802.50

            VITALITYS ENERGY CENTER                                                     $495.48

            W LOU CAMPBELL CONSULTING                                                   $600.00

     4      WAGNER FINANCIAL SERVICES                                                $38,065.76

            WAIRAVEN, ANNABELLE                                          $510.00          $0.00

     48     WALKER GROUP/CNI, INC.C/o Klapper & Fass                                $21,264.38

            WATLEY GROUP LLC                                                        $195,372.17

     67     WILSON, JAMES W                                                          $12,000.00

            WJ CAPITAL CORPORATION                                                    $4,932.32

     3      WOLF, BLOCK SCHORR & SOLIS                                               $19,040.06

            XEROX                                                                     $1,120.57
=================================================================================================
                                                       $7,600.00    $271,399.43   $4,697,114.26

                                   EXHIBIT "B"
                       ASSETS VALUE AT FAIR MARKET VALUE1
                            (AS OF NOVEMBER 4, 2003)

Cash on hand (administrative Cash)                      $            32,000
Stock:  100% of 1129 Holdings, Inc.                                       0
            100% of Cetalon Company of Canada                             0
Accounts Receivable:
          Capital Beverage Corporation (collected)                        0
          Nutrition Services & Supplies (collected)                       0
          Rubin Investment Group (settled)                                0
Contingent and Unliquidated Claims:
Claim against Logic Nutrition, Inc./ Josh Bradbury   4,000,000-$48,000,0002
          Claim against Cetalon Company of Canada                        03
          Claim against Sears Canada                                     04
          Claim against Cutler Law Group                                 05
          Claim against Greg Duncan (part of
             LNI Action)
                                                         ------------------
          Claim against Elwood Sprenger
                                                         ------------------
Inventory (destroyed, out-of-date
          Vitamin and mineral supplements                                 0
                                                         ------------------

           TOTAL ASSETS.............................$4,032,000 - 48,032,000

---------------------
1. The information concerning the Debtor's assets is derived from the Debtor's Schedules of Assets and Liabilities filed with the Court, and reflect the assets as of November 4, 2003. Unless other wise indicated, the values reflect the Debtor's best estimate of the fair market values of such assets.
2. The Debtor filed the LNI Action on November 4, 2003 seeking damages against LNI/Bradbury in the amount of $48,000,000. The Debtor believes that the range of recovery on the lawsuit could be anywhere from $4 million to $48 million if prosecuted by the Liquidating Trust Trustee and special counsel.
3. Cetalon Company of Canada is out of business and has been liquidated in Canada. The Debtor did not receive any distribution on account of its claim against Cetalon Company of Canada.
4. The Debtor listed a Claim against Sears Canada in the amount of $57,000. Upon investigation, the Debtor discovered that it does not have any claims against Sears Canada.
5. The Debtor listed a Claim against Cutler Law Group for $25,000 in its bankruptcy Schedules. Upon further investigation, the Debtor does not believe that the claim against Cutler Law Group is worth pursuing.

EXHIBIT "C"

OPTRON GROUP IN SOUTH AFRICA - FORECAST SUMMARY
          Rate of exchange R/$     7.30 where applied to Rand forecasts to get $
Note:     Nicon Systems is 100% owned subsidiary,
          CyberPro is owned 51% and
          BOT (Barloworld Optron Technologies (Pty) Ltd) is a 50% Joint Venture

FIGURES IN $                                       % GP        2004          2005          2006          2007          2008
-----------------------------------------------  ---------  ----------    ----------    ----------    ----------    ----------
                                   SMT Division    34.9      6,287,124     7,230,191     8,314,721     9,561,928    10,996,218
                                    CS Division    30.0        227,808       261,979       301,276       346,468       398,438
                                   MTS Division    38.0        615,068            --            --            --            --
                                    OT Division    31.0      2,058,904     2,367,740     2,722,901     3,131,336     3,601,036
                       Special & iRAMS Projects    25.0        821,918       945,205     1,086,986     1,250,034     1,437,539
                                                            ----------    ----------    ----------    ----------    ----------
                         Total Optron (Pty) Ltd             10,010,822    10,805,115    12,425,884    14,289,766    16,433,231
                                            BOT    38.0        684,932     1,560,000     1,872,000     2,246,400     2,695,680
                        Nicon Systems (Pty) Ltd    45.0      2,993,151     3,442,123     3,958,442     4,552,208     5,235,039
          CyberPro Software Solutions (Pty) Ltd    20.0         54,795        63,014        72,466        83,336        95,836
                           CyberPro Hosting etc   100.0        190,411       218,973       251,819       289,591       333,030
                                                            ----------    ----------    ----------    ----------    ----------
TOTAL SALES                                                 13,934,111    16,089,225    18,580,611    21,461,301    24,792,816
COST OF SALES
                                   SMT Division              4,090,713     4,704,320     5,409,968     6,221,463     7,154,681
                                    CS Division                159,466       183,386       210,893       242,527       278,907
                                   MTS Division                381,342            --            --            --            --
                                    OT Division              1,420,644     1,633,740     1,878,801     2,160,622     2,484,715
                       Special & iRAMS Projects                616,438       708,904       815,240       937,526     1,078,155
                                                            ----------    ----------    ----------    ----------    ----------
                         Total Optron (Pty) Ltd              6,668,603     7,230,350     8,314,902     9,562,138    10,996,458
                                            BOT                424,658       967,200     1,160,640     1,392,768     1,671,322
                        Nicon Systems (Pty) Ltd              1,646,233     1,893,168     2,177,143     2,503,714     2,879,272
          CyberPro Software Solutions (Pty) Ltd                 43,836        50,411        57,973        66,668        76,669
                           CyberPro Hosting etc
                                                            ----------    ----------    ----------    ----------    ----------
TOTAL COST                                                   8,783,330    10,141,129    11,710,658    13,525,288    15,623,721

GROSS PROFIT                                                 5,150,781     5,948,096     6,869,953     7,936,013     9,169,095

OVERHEADS:
                                         Optron              2,558,855     2,813,309     3,151,372     3,530,911     3,957,132
                                            BOT                161,644       240,204       277,297       320,604       371,236
                                          Nicon                905,000     1,015,326     1,139,403     1,278,988     1,436,064
                                       CyberPro                161,480       180,854       202,600       227,016       254,438
                                                            ----------    ----------    ----------    ----------    ----------
TOTAL OVERHEADS                                              3,786,979     4,429,693     4,770,672     5,357,519     6,018,870
                                                            ----------    ----------    ----------    ----------    ----------
NET PROFIT BEFORE TAX                                        1,363,802     1,698,403     2,099,281     2,578,494     3,150,225
                                                            ----------    ----------    ----------    ----------    ----------
% of sales                                                         9.8%         10.6%         11.3%         12.0%         12.7

LESS MINORITIES' PORTIONS:
                                        BOT 50%                 49,315       176,298       217,032       266,514       326,561
                                   CyberPro 49%                 19,546        24,854        31,219        38,829        47,902
                                                            ----------    ----------    ----------    ----------    ----------
                                                                68,861       201,152       248,251       305,343       374,463

ATTRIBUTABLE NET PROFIT BEFORE TAX                           1,294,941     1,497,251     1,851,030     2,273,151     2,775,762

Optron (Pty) Ltd                                                                                      Sales growth % = 15
Forecast                                                                                          Overheads growth % = 11
                                                               Year ending February of:
FIGURES IN RAND                              % GP         2004          2005          2006          2007          2008
------------------------------------------ ---------  -----------   -----------   -----------   -----------   -----------
OPTRON -NORMAL BUSINESS
SMT DIVISION:
                             Survey Sales     36       26,000,000    29,900,000    34,385,000    39,542,750    45,474,163
                            Mapping Sales     36        7,100,000     8,185,000     9,389,750    10,798,213    12,417,944
                         Optics etc Sales     34        9,720,000    11,178,000    12,854,700    14,782,905    17,000,341
                                    Other     25        2,900,000     3,335,000     3,835,250     4,410,538     5,072,118
                           Training Sales     50           70,000        80,500        92,575       106,461       122,430
                               Hire Sales     50          106,000       121,900       140,185       161,213       185,395
                                                      -----------   -----------   -----------   -----------   -----------
                          Total SMT Sales              45,896,000    52,780,400    60,697,460    69,802,079    80,272,391

                               Survey CoS              16,640,000    19,136,000    22,006,400    25,307,360    29,103,464
                              Mapping CoS               4,544,000     5,225,600     6,009,440     6,910,856     7,947,484
                           Optics etc CoS               6,415,200     7,377,480     8,484,102     9,756,717    11,220,225
                                Other CoS               2,175,000     2,501,250     2,876,438     3,307,903     3,804,089
                             Training CoS                  35,000        40,250        46,288        53,231        61,215
                                 Hire CoS                  53,000        60,950        70,093        80,606        92,697
                                                      -----------   -----------   -----------   -----------   -----------
                            Total SMT CoS              29,862,200    34,341,530    39,492,760    45,416,673    52,229,174
                                                      -----------   -----------   -----------   -----------   -----------
                                   SMT GP              16,033,800    18,438,870    21,204,701    24,385,406    28,043,216
                                                      -----------   -----------   -----------   -----------   -----------
CS DIVISION:
                                 CS Sales     30        1,663,000     1,912,450     2,199,318     2,529,215     2,908,597
                                   CS CoS               1,164,100     1,338,715     1,539,522     1,770,451     2,036,018
                                                      -----------   -----------   -----------   -----------   -----------
                                    CS GP                 498,900       573,735       659,795       758,765       872,579
                                                      -----------   -----------   -----------   -----------   -----------
MTS DIVISION:
From Oct 2003, Incorporated into
JV with Barloworld (BOT)
                                MTS Sales     38        4,490,000            --            --            --            --
                                  MTS CoS               2,783,800            --            --            --            --
                                                      -----------   -----------   -----------   -----------   -----------
                                   MTS GP               1,706,200            --            --            --            --
                                                      -----------   -----------   -----------   -----------   -----------
OT DIVISION:
                                 OT Sales     31       15,030,000    17,284,500    19,877,175    22,858,751    26,287,564
                                   OT CoS              10,370,700    11,926,305    13,715,251    15,772,538    18,138,419
                                                      -----------   -----------   -----------   -----------   -----------
                                    OT GP               4,659,300     5,358,195     6,161,924     7,086,213     8,149,145
                                                      -----------   -----------   -----------   -----------   -----------
SPECIAL & IRAMS PROJECTS:
                                    Sales     25        6,000,000     6,900,000     7,935,000     9,125,250    10,494,038
                                      CoS               4,500,000     5,175,000     5,951,250     6,843,938     7,870,528
                                                      -----------   -----------   -----------   -----------   -----------
                                       GP               1,500,000     1,725,000     1,983,750     2,281,313     2,623,509
                                                      -----------   -----------   -----------   -----------   -----------

                              TOTAL SALES              73,079,000    78,877,350    90,708,953   104,315,295   119,962,590
                                TOTAL COS              48,680,800    52,781,550    60,698,783    69,803,600    80,274,140
                                                      -----------   -----------   -----------   -----------   -----------
                                 TOTAL GP              24,398,200    26,095,800    30,010,170    34,511,696    39,688,450

                                Overheads              18,250,000    20,257,500    22,485,825    24,959,266    27,704,785
                     Less recover from JV              -1,000,000    -1,110,000    -1,232,100    -1,367,631   -1,518,070
                                                      -----------   -----------   -----------   -----------   -----------
                                                       17,250,000    19,147,500    21,253,725    23,591,635    26,186,715
                                                      -----------   -----------   -----------   -----------   -----------
                         Operating Profit               7,148,200     6,948,300     8,756,445    10,920,061    13,501,735
                    Total Bonuses say 20%               1,429,640     1,389,660     1,751,289     2,184,012     2,700,347
                                                      -----------   -----------   -----------   -----------   -----------
                    NET PROFIT BEFORE TAX               5,718,560     5,558,640     7,005,156     8,736,049    10,801,388
                                                      -----------   -----------   -----------   -----------   -----------

Optron (Pty) Ltd                                                                                 Sales growth % = 15
Forecast                                                                                     Overheads growth % = 11
                                                                 Year ending February of:
FIGURES IN US $                              % GP        2004         2005         2006         2007         2008
------------------------------------------ ---------  ----------   ----------   ----------   ----------   ----------
     RATE OF EXCHANGE R/$ = 7.30
OPTRON -NORMAL BUSINESS
SMT DIVISION:
                             Survey Sales     36       3,561,644    4,095,890    4,710,274    5,416,815    6,229,337
                            Mapping Sales     36         972,603    1,118,493    1,286,267    1,479,207    1,701,088
                         Optics etc Sales     34       1,331,507   1,5311,233    1,760,918    2,025,055    2,328,814
                                    Other     25         397,260      456,849      525,377      604,183      694,811
                           Training Sales     50           9,589       11,027       12,682       14,584       16,771
                               Hire Sales     50          14,521       16,699       19,203       22,084       25,397
                                                      ----------   ----------   ----------   ----------   ----------
                          Total SMT Sales              6,287,124    7,230,191    8,314,721    9,561,928   10,996,218

                               Survey CoS              2,279,452    2,621,370    3,014,575    3,466,762    3,986,776
                              Mapping CoS                622,466      715,836      823,211      946,693    1,088,696
                           Optics etc CoS                878,795    1,010,614    1,162,206    1,336,537    1,537,017
                                Other CoS                297,945      342,637      394,033      453,137      521,108
                             Training CoS                  4,795        5,514        6,341        7,292        8,386
                                 Hire CoS                  7,260        8,349        9,602       11,042       12,698
                                                      ----------   ----------   ----------   ----------   ----------
                            Total SMT CoS              4,090,713    4,704,320    5,409,968    6,221,463    7,154,681
                                                      ----------   ----------   ----------   ----------   ----------
                                   SMT GP              2,196,411    2,525,871    2,904,753    3,340,465    3,841,537
                                                      ----------   ----------   ----------   ----------   ----------
CS DIVISION:
                                 CS Sales     30         227,808      261,979      301,276      346,468      398,438
                                   CS CoS                159,466      183,386      210,893      242,527      278,907
                                                      ----------   ----------   ----------   ----------   ----------
                                    CS GP                 68,342       78,593       90,383      103,941      119,531
                                                      ----------   ----------   ----------   ----------   ----------
MTS DIVISION:
From Oct 2003, Incorporated into
JV with Barloworld (BOT)
                                MTS Sales     38         615,068           --           --           --           --
                                  MTS CoS                381,342           --           --           --           --
                                                      ----------   ----------   ----------   ----------   ----------
                                   MTS GP                233,726           --           --           --           --
                                                      ----------   ----------   ----------   ----------   ----------
OT DIVISION:
                                 OT Sales     31       2,058,904    2,367,740    2,722,901    3,131,336    3,601,036
                                   OT CoS              1,420,644    1,633,740    1,878,801    2,160,622    2,484,715
                                                      ----------   ----------   ----------   ----------   ----------
                                    OT GP                638,260      734,000      844,100      970,714    1,116,321
                                                      ----------   ----------   ----------   ----------   ----------
SPECIAL & IRAMS PROJECTS:
                                    Sales     25         821,918      945,205    1,086,986    1,250,034    1,437,539
                                      CoS                616,438      708,904      815,240      937,526    1,078,155
                                                      ----------   ----------   ----------   ----------   ----------
                                       GP                205,480      236,301      271,746      312,508      359,384
                                                      ----------   ----------   ----------   ----------   ----------

                              TOTAL SALES             10,010,822   10,805,115   12,425,884   14,289,766   16,433,231
                                TOTAL COS              6,668,603    7,230,350    8,314,902    9,562,138   10,996,458
                                                      ----------   ----------   ----------   ----------   ----------
                                 TOTAL GP              3,342,219    3,574,765    4,110,982    4,727,628    5,436,773

                                Overheads              2,500,000    2,775,000    3,080,250    3,419,078    3,795,176
                     Less recover from JV               -136,986     -152,055     -168,781     -187,347     -207,955
                                                      ----------   ----------   ----------   ----------   ----------
                                                       2,363,014    2,622,945    2,911,469    3,231,731    3,587,221
                                                      ----------   ----------   ----------   ----------   ----------
                         Operating Profit                979,205      951,820    1,199,513    1,495,897    1,849,552
                    Total Bonuses say 20%                195,841      190,364      239,903      299,180      369,911
                                                      ----------   ----------   ----------   ----------   ----------
                    NET PROFIT BEFORE TAX                783,364      761,456      959,610    1,196,717    1,479,641
                                                      ----------   ----------   ----------   ----------   ----------

Optron (Pty) Ltd - Balance Sheet Forecast

                                               Year ending February of:
FIGURES IN RAND                   2004        2005         2006         2007         2008
                              ----------   ----------   ----------   ----------   ----------
ASSETS
NON-CURRENT ASSETS
Property, Plant & Equipment    1,247,000    1,137,000    1,027,000      911,000      794,000
                              ----------   ----------   ----------   ----------   ----------
CURRENT ASSETS
Inventories                    8,542,000    9,742,000   10,942,000   12,142,000   13,342,000
Debtors                        9,829,000    9,651,000   11,099,000   12,764,000   14,679,000
Bank balances                  3,367,000    3,178,000    4,462,000    6,342,000    8,929,000
Other current assets             564,000      564,000      564,000      564,000      564,000
                              ----------   ----------   ----------   ----------   ----------
                              22,302,000   23,135,000   27,067,000   31,812,000   37,514,000
                              ----------   ----------   ----------   ----------   ----------
TOTAL ASSETS                  23,549,000   24,272,000   28,094,000   32,723,000   38,308,000
                              ==========   ==========   ==========   ==========   ==========
EQUITY & LIABILITIES
CAPITAL & RESERVES
Issued Capital                   316,000      316,000      316,000      316,000      316,000
Distributable Reserve         11,562,000   13,264,000   15,410,000   18,085,000   21,393,000
                              ----------   ----------   ----------   ----------   ----------
                              11,878,000   13,580,000   15,726,000   18,401,000   21,709,000
                              ----------   ----------   ----------   ----------   ----------
NON-CURRENT LIABILITIES
Shareholders' Loan             2,001,000    1,945,000    2,452,000    3,058,000    3,780,000
Long Term Liabilities             23,000           --           --           --           --
                              ----------   ----------   ----------   ----------   ----------
                               2,024,000    1,945,000    2,452,000    3,058,000    3,780,000
                              ----------   ----------   ----------   ----------   ----------
CURRENT LIABILITIES
Creditors & Accruals           8,893,000    7,889,000    8,954,000   10,178,000   11,587,000
Taxation                         250,000      243,000      306,000      382,000      473,000
Other current liabilities        504,000      615,000      656,000      704,000      759,000
                              ----------   ----------   ----------   ----------   ----------
                               9,647,000    8,747,000    9,916,000   11,264,000   12,819,000
                              ----------   ----------   ----------   ----------   ----------
TOTAL EQUITY & LIABILITIES    23,549,000   24,272,000   28,094,000   32,723,000   38,308,000
                              ==========   ==========   ==========   ==========   ==========

Notes:
Shareholders' loans - each year, the value of dividends declared, which is 50% of the after-tax profit. These dividends and the STC have been calculated as being paid each May. Provisional tax payments have been calculated as equaling final tax liability so the Taxation liability at the end of each year is the STC (tax on distribution of dividends)

Optron (Pty) Ltd - Balance Sheet Forecast
                     Rate of exchange R/$ = 7.30

                                               Year ending February of:
FIGURES IN US $                  2004        2005        2006        2007        2008
---------------------------   ---------   ---------   ---------   ---------   ---------
ASSETS
NON-CURRENT ASSETS
Property, Plant & Equipment     170,822     155,753     140,685     124,795     108,767
                              ---------   ---------   ---------   ---------   ---------
CURRENT ASSETS
Inventories                   1,170,137   1,334,521   1,498,904   1,663,288   1,827,671
Debtors                       1,346,438   1,322,055   1,520,411   1,748,493   2,010,822
Bank balances                   461,233     435,342     611,233     868,767   1,223,151
Other current assets             77,260      77,260      77,260      77,260      77,260
                              ---------   ---------   ---------   ---------   ---------
                              3,055,068   3,169,178   3,707,808   4,357,808   5,138,904
                              ---------   ---------   ---------   ---------   ---------
TOTAL ASSETS                  3,225,890   3,324,931   3,848,493   4,482,603   5,247,671
                              =========   =========   =========   =========   =========
EQUITY & LIABILITIES
CAPITAL & RESERVES
Issued Capital                   43,288      43,288      43,288      43,288      43,288
Distributable Reserve         1,583,836   1,816,986   2,110,959   2,477,397   2,930,548
                              ---------   ---------   ---------   ---------   ---------
                              1,627,124   1,860,274   2,154,247   2,520,685   2,973,836
                              ---------   ---------   ---------   ---------   ---------
NON-CURRENT LIABILITIES
Shareholders' Loan              274,110     266,438     335,890     418,904     517,808
Long Term Liabilities             3,151          --          --          --          --
                              ---------   ---------   ---------   ---------   ---------
                                277,261     266,438     335,890     418,904     517,808
                              ---------   ---------   ---------   ---------   ---------
CURRENT LIABILITIES
Creditors & Accruals          1,218,217   1,080,684   1,226,575   1,394,247   1,587,259
Taxation                         34,247      33,288      41,918      52,329      64,795
Other current liabilities        69,041      84,247      89,863      96,438     103,973
                              ---------   ---------   ---------   ---------   ---------
                              1,321,505   1,198,219   1,358,356   1,543,014   1,756,027
                              ---------   ---------   ---------   ---------   ---------
TOTAL EQUITY & LIABILITIES    3,225,890   3,324,931   3,848,493   4,482,603   5,247,671
                              =========   =========   =========   =========   =========

Notes:
Shareholders' loans - each year, the value of dividends declared, which is 50% of the after-tax profit. These dividends and the STC have been calculated as being paid each May. Provisional tax payments have been calculated as equaling final tax liability so the Taxation liability at the end of each year is the STC (tax on distribution of dividends)

BOT (Barloworld Optron Technologies) - the JV                                          Sales growth % = 20
Forecast                                                                           Overheads growth % = 11

                                               5 MTHS
                                               ENDING
                                                FEB.                 Year ending February of:
FIGURES IN RAND                      % GP       2004         2005         2006         2007         2008
--------------------------------- --------- ----------   ----------   ----------   ----------   ----------
                           Sales     38      5,000,000   11,388,000   13,665,600   16,398,720   19,678,464
                             CoS             3,100,000    7,060,560    8,472,672   10,167,206   12,200,648
                                            ----------   ----------   ----------   ----------   ----------
                              GP             1,900,000    4,327,440    5,192,928    6,231,514    7,477,816

                       Overheads             1,000,000    1,110,000    1,232,100    1,367,631    1,518,070
                                            ----------   ----------   ----------   ----------   ----------
                Operating Profit               900,000    3,217,440    3,960,828    4,863,883    5,959,746

        Total other exp. say 20%               180,000      643,488      792,166      972,777    1,191,949
                                            ----------   ----------   ----------   ----------   ----------
           Net profit before tax               720,000    2,573,952    3,168,662    3,891,106    4,767,797
                                            ----------   ----------   ----------   ----------   ----------
            BOT's share 50% NPBT               360,000    1,286,976    1,584,331    1,945,553    2,383,898
                                            ==========   ==========   ==========   ==========   ==========


           Net profit before tax               720,000    2,573,952    3,168,662    3,891,106    4,767,797
                         30% tax               216,000      772,186      950,599    1,167,332    1,430,339
                                            ----------   ----------   ----------   ----------   ----------
                                               504,000    1,801,766    2,218,064    2,723,774    3,337,458
                                            ----------   ----------   ----------   ----------   ----------

                    Dividend 50%               252,000      900,883    1,109,032    1,361,887    1,668,729
                    STC at 12.5%                31,500      112,610      138,629      170,236      208,591
                                            ----------   ----------   ----------   ----------   ----------
                                               283,500    1,013,494    1,247,661    1,532,123    1,877,320
                                            ----------   ----------   ----------   ----------   ----------

              To retained income               220,500      788,273      970,403    1,191,651    1,460,138
                                            ==========   ==========   ==========   ==========   ==========

BOT (Barloworld Optron Technologies) - the JV                                             Sales growth % = 20
Forecast                                                                              Overheads growth % = 11

                                                      5 MTHS
                                                      ENDING
FIGURES IN US $                                        FEB.              Year ending February of:
    RATE OF EXCHANGE R/$  7.30             % GP        2004        2005        2006        2007        2008
---------------------------------------- ---------  ---------   ---------   ---------   ---------   ---------
                                  Sales     38        684,932   1,560,000   1,872,000   2,248,400   2,695,680
                                    CoS               424,658     967,200   1,160,640   1,392,768   1,671,322
                                                                ---------   ---------   ---------   ---------
                                     GP               260,274     592,800     711,360     853,632   1,024,358

                              Overheads               136,986     152,055     168,781     187,347     207,955
                                                                ---------   ---------   ---------   ---------
                       Operating Profit               123,288     440,745     542,579     666,285     816,403

               Total other exp. say 20%                24,658      88,149     108,516     133,257     163,281
                                                                ---------   ---------   ---------   ---------
                  Net profit before tax                98,630     352,596     434,063     533,028     653,122
                                                                ---------   ---------   ---------   ---------
                   BOT's share 50% NPBT                49,315     176,298     217,032     266,514     326,561
                                                    =========   =========   =========   =========   =========

Barloworld Optron Technologies (Pty) Ltd - Balance Sheet Forecast

                                               Year ending February of:
FIGURES IN RAND                  2004        2005        2006        2007        2008
---------------------------   ---------   ---------   ---------   ---------   ---------
ASSETS
NON-CURRENT ASSETS
Property, Plant & Equipment          --      50,000      75,000     100,000     125,000
                              ---------   ---------   ---------   ---------   ---------
CURRENT ASSETS
Inventories                   1,200,000   1,320,000   1,452,000   1,597,000   1,757,000
Debtors                         850,000   1,367,000   1,640,000   1,968,000   2,361,000
Bank balances                 1,277,000     183,000   1,127,000   2,308,000   3,780,000
Other current assets                 --          --          --          --          --
                              ---------   ---------   ---------   ---------   ---------
                              3,327,000   2,870,000   4,219,000   5,873,000   7,898,000
                              ---------   ---------   ---------   ---------   ---------
TOTAL ASSETS                  3,327,000   2,920,000   4,294,000   5,973,000   8,023,000
                              =========   =========   =========   =========   =========
EQUITY & LIABILITIES
CAPITAL & RESERVES
Issued Capital                   50,000      50,000      50,000      50,000      50,000
Distributable Reserve           221,000   1,009,000   1,979,000   3,171,000   4,631,000
                              ---------   ---------   ---------   ---------   ---------
                                271,000   1,059,000   2,029,000   3,221,000   4,681,000
                              ---------   ---------   ---------   ---------   ---------
NON-CURRENT LIABILITIES
Shareholders' Loan            2,652,000     901,000   1,109,000   1,362,000   1,669,000
Long Term Liabilities                --          --          --          --          --
                              ---------   ---------   ---------   ---------   ---------
                              2,652,000     901,000   1,109,000   1,362,000   1,669,000
                              ---------   ---------   ---------   ---------   ---------
CURRENT LIABILITIES
Creditors & Accruals            372,000     847,000   1,017,000   1,220,000   1,464,000
Taxation                         32,000     113,000     139,000     170,000     209,000
Other current liabilities            --          --          --          --          --
                              ---------   ---------   ---------   ---------   ---------
                                404,000     960,000   1,156,000   1,390,000   1,673,000
                              ---------   ---------   ---------   ---------   ---------
TOTAL EQUITY & LIABILITIES    3,327,000   2,920,000   4,294,000   5,973,000   8,023,000
                              =========   =========   =========   =========   =========

Notes:
Shareholders' loans - each year, the value of dividends declared, which is 50% of the after-tax profit. Plus R2.4m put in the beginning, taken out by Feb. 2005 These dividends and the STC have been calculated as being paid each May. Provisional tax payments have been calculated as equaling final tax liability so the Taxation liability at the end of each year is the STC (tax on distribution of dividends)

Barloworld Optron Technologies (Pty) Ltd - Balance Sheet Forecast
                     Rate of exchange R/$ = 7.30

                                               Year ending February of:
FIGURES IN US $                  2004        2005        2006        2007        2008
---------------------------   ---------   ---------   ---------   ---------   ---------
ASSETS
NON-CURRENT ASSETS
Property, Plant & Equipment          --       6,849      10,274      13,699      17,123
                              ---------   ---------   ---------   ---------   ---------
CURRENT ASSETS
Inventories                     164,384     180,822     198,904     218,767     240,685
Debtors                         116,438     187,260     224,658     269,589     323,425
Bank balances                   174,932      25,068     154,384     316,164     517,808
Other current assets                 --          --          --          --          --
                              ---------   ---------   ---------   ---------   ---------
                                455,754     393,150     577,946     804,520   1,081,918
                              ---------   ---------   ---------   ---------   ---------
TOTAL ASSETS                    455,754     399,999     588,220     818,219   1,099,041
                              =========   =========   =========   =========   =========
EQUITY & LIABILITIES
CAPITAL & RESERVES
Issued Capital                    6,849       6,849       6,849       6,849       6,849
Distributable Reserve            30,274     138,219     271,096     434,384     634,384
                              ---------   ---------   ---------   ---------   ---------
                                 37,123     145,068     277,945     441,233     641,233
                              ---------   ---------   ---------   ---------   ---------
NON-CURRENT LIABILITIES
Shareholders' Loan              363,288     123,425     151,918     186,575     228,630
Long Term Liabilities                --          --          --          --          --
                              ---------   ---------   ---------   ---------   ---------
                                363,288     123,425     151,918     186,575     228,630
                              ---------   ---------   ---------   ---------   ---------
CURRENT LIABILITIES
Creditors & Accruals             50,959     116,027     139,316     167,123     200,548
Taxation                          4,384      15,479      19,041      23,288      28,630
Other current liabilities            --          --          --          --          --
                              ---------   ---------   ---------   ---------   ---------
                                 55,343     131,506     158,357     190,411     229,178
                              ---------   ---------   ---------   ---------   ---------
TOTAL EQUITY & LIABILITIES      455,754     399,999     588,220     818,219   1,099,041
                              =========   =========   =========   =========   =========

Notes:
Shareholders' loans - each year, the value of dividends declared, which is 50% of the after-tax profit. Plus R2.4m put in the beginning, taken out by Feb. 2005 These dividends and the STC have been calculated as being paid each May. Provisional tax payments have been calculated as equaling final tax liability so the Taxation liability at the end of each year is the STC (tax on distribution of dividends)

CyberPro Software Solutions (Pty) Ltd                                                  Sales growth % = 15
Forecast                                                                           Overheads growth % = 11
                                                                Year ending February of:
FIGURES IN RAND                          % GP       2004        2005        2006        2007        2008
-------------------------------------- --------- ---------   ---------   ---------   ---------   ---------
                 Hardware & S/W Sales     20       400,000     460,000     529,000     608,350     699,603
                                  CoS              320,000     368,000     423,200     486,680     559,682
                                                 ---------   ---------   ---------   ---------   ---------
                                   GP               80,000      92,000     105,800     121,670     139,921

           Hosting & services revenue              460,000     529,000     608,350     699,603     804,543
                      Support revenue              230,000     264,500     304,175     349,801     402,271
                  Development revenue              700,000     805,000     925,750   1,064,613   1,224,304
                                                 ---------   ---------   ---------   ---------   ---------
                                Total            1,470,000   1,690,500   1,944,075   2,235,686   2,571,039

              Overheads & development            1,106,000   1,227,660   1,362,703   1,512,600   1,678,986
                                                 ---------   ---------   ---------   ---------   ---------
                     Operating Profit              364,000     462,840     581,372     723,086     892,053

             Total other exp. say 20%               72,800      92,568     116,274     144,617     178,411
                                                 ---------   ---------   ---------   ---------   ---------
                Net profit before tax              291,200     370,272     465,098     578,469     713,643
                                                 ---------   ---------   ---------   ---------   ---------
            CyberPro's share 49% NPBT              142,688     181,433     227,898     283,450     349,685
                                                 =========   =========   =========   =========   =========

                Net profit before tax              291,200     370,272     465,098     578,469     713,643
                              30% tax               87,360     111,082     139,529     173,541     214,093
                                                 ---------   ---------   ---------   ---------   ---------
                                                   203,840     259,190     325,569     404,928     499,550
                                                 ---------   ---------   ---------   ---------   ---------
                         Dividend 50%              101,920     129,595     162,784     202,464     249,775
                         STC at 12.5%               12,740      16,199      20,348      25,308      31,222
                                                 ---------   ---------   ---------   ---------   ---------
                                                   114,660     145,795     183,132     227,772     280,997
                                                 ---------   ---------   ---------   ---------   ---------
                   To retained income               89,180     113,396     142,436     177,156     218,553
                                                 =========   =========   =========   =========   =========

CyberPro Software Solutions (Pty) Ltd                                          Sales growth % = 15
Forecast                                                                   Overheads growth % = 11
                                                               Year ending February of:
FIGURES IN US $                            % GP      2004      2005      2006      2007      2008
---------------------------------------- --------- -------   -------   -------   -------   -------
    RATE OF EXCHANGE R/$  7.30
                   Hardware & S/W Sales     20      54,795    63,014    72,466    83,336    95,836
                                    CoS             43,836    50,411    57,973    66,668    76,669
                                                   -------   -------   -------   -------   -------
                                     GP             10,959    12,603    14,493    16,668    19,167

             Hosting & services revenue             63,014    72,466    83,336    95,836   110,211
                        Support revenue             31,507    36,233    41,668    47,918    55,106
                    Development revenue             95,890   110,274   126,815   145,837   167,713
                                                   -------   -------   -------   -------   -------
                                  Total            201,370   231,576   266,312   306,259   352,197

                Overheads & development            151,507   168,173   186,672   207,205   229,998
                                                   -------   -------   -------   -------   -------
                       Operating Profit             49,863    63,403    79,640    99,054   122,199

               Total other exp. say 20%              9,973    12,681    15,928    19,811    24,440
                                                   -------   -------   -------   -------   -------
                  Net profit before tax             39,890    50,722    63,712    79,243    97,759
                                                   -------   -------   -------   -------   -------
              CyberPro's share 49% NPBT             19,546    24,854    31,219    38,829    47,902
                                                   =======   =======   =======   =======   =======

CyberPro Software Solutions (Pty) Ltd - Balance Sheet Forecast

                                               Year ending February of:
FIGURES IN RAND                  2004        2005        2006        2007        2008
---------------------------   ---------   ---------   ---------   ---------   ---------
ASSETS
NON-CURRENT ASSETS
Property, Plant & Equipment     210,000     210,000     210,000     210,000     210,000
                              ---------   ---------   ---------   ---------   ---------
CURRENT ASSETS
Inventories                          --          --          --          --          --
Debtors                         304,000     350,000     402,000     463,000     532,000
Bank balances                        --          --          --     114,000     327,000
Other current assets                 --          --          --          --          --
                              ---------   ---------   ---------   ---------   ---------
                                304,000     350,000     402,000     577,000     859,000
                              ---------   ---------   ---------   ---------   ---------
TOTAL ASSETS                    514,000     560,000     612,000     787,000   1,069,000
                              =========   =========   =========   =========   =========
EQUITY & LIABILITIES
CAPITAL & RESERVES
Issued Capital                    1,000       1,000       1,000       1,000       1,000
Distributable Reserve            69,000     182,000     324,000     501,000     720,000
                              ---------   ---------   ---------   ---------   ---------
                                 70,000     183,000     325,000     502,000     721,000
                              ---------   ---------   ---------   ---------   ---------
NON-CURRENT LIABILITIES
Shareholders' Loan              293,000     267,000     216,000     202,000     250,000
Long Term Liabilities           100,000      50,000          --          --          --
                              ---------   ---------   ---------   ---------   ---------
                                393,000     317,000     216,000     202,000     250,000
                              ---------   ---------   ---------   ---------   ---------
CURRENT LIABILITIES
Creditors & Accruals             38,000      44,000      51,000      58,000      67,000
Taxation                         13,000      16,000      20,000      25,000      31,000
Other current liabilities            --          --          --          --          --
                              ---------   ---------   ---------   ---------   ---------
                                 51,000      60,000      71,000      83,000      98,000
                              ---------   ---------   ---------   ---------   ---------
TOTAL EQUITY & LIABILITIES      514,000     560,000     612,000     787,000    1069,000
                              =========   =========   =========   =========   =========

Notes:
Shareholders' loans - each year, the value of dividends declared, which is 50% of the after-tax profit. Plus opening amount of R265,000 reducing each year to balance a nil bank balance (until 2007) These dividends and the STC have been calculated as being paid each May.
Provisional tax payments have been calculated as equaling final tax liability so the Taxation liability at the end of each year is the STC (tax on distribution of dividends)

CyberPro Software Solutions (Pty) Ltd - Balance Sheet Forecast
                     Rate of exchange R/$ = 7.30

                                        Year ending February of:
FIGURES IN US $                 2004      2005      2006      2007      2008
---------------------------   -------   -------   -------   -------   -------
ASSETS
NON-CURRENT ASSETS
Property, Plant & Equipment    28,767    28,767    28,767    28,767    28,767
                              -------   -------   -------   -------   -------
CURRENT ASSETS
Inventories                        --        --        --        --        --
Debtors                        41,644    47,945    55,068    63,425    72,877
Bank balances                      --        --        --    15,616    44,795
Other current assets               --        --        --        --        --
                              -------   -------   -------   -------   -------
                               41,644    47,945    55,068    79,041   117,672
                              -------   -------   -------   -------   -------
TOTAL ASSETS                   70,411    76,712    83,835   107,808   146,439
                              =======   =======   =======   =======   =======
EQUITY & LIABILITIES
CAPITAL & RESERVES
Issued Capital                    137       137       137       137       137
Distributable Reserve           9,452    24,932    44,384    68,630    98,630
                              -------   -------   -------   -------   -------
                                9,589    25,069    44,521    68,767    98,767
                              -------   -------   -------   -------   -------
NON-CURRENT LIABILITIES
Shareholders' Loan             40,137    36,575    29,589    27,671    34,247
Long Term Liabilities          13,699     6,849        --        --        --
                              -------   -------   -------   -------   -------
                               53,836    43,424    29,589    27,671    34,247
                              -------   -------   -------   -------   -------
CURRENT LIABILITIES
Creditors & Accruals            5,205     6,027     6,985     7,945     9,178
Taxation                        1,781     2,192     2,740     3,425     4,247
Other current liabilities          --        --        --        --        --
                              -------   -------   -------   -------   -------
                                6,986     8,219     9,725    11,370    13,425
                              -------   -------   -------   -------   -------
TOTAL EQUITY & LIABILITIES     70,411    76,712    83,835   107,808   146,439
                              =======   =======   =======   =======   =======

Notes:
Shareholders' loans - each year, the value of dividends declared, which is 50% of the after-tax profit. These dividends and the STC have been calculated as being paid each May. Provisional tax payments have been calculated as equaling final tax liability so the Taxation liability at the end of each year is the STC (tax on distribution of dividends)

Nicon Systems (Pty) Ltd                                                                             Sales growth % = 15
Forecast                                                                                        Overheads growth % = 11
                                                                            Year ending February of:
FIGURES IN RAND                                  % GP       2004         2005         2006         2007         2008
---------------------------------------------- --------- ----------   ----------   ----------   ----------   ----------
                                        Sales     45     21,850,000   25,127,500   28,896,625   33,231,119   38,215,787
                                          CoS            12,017,500   13,820,125   15,893,144   18,277,115   21,018,683
                                                                      ----------   ----------   ----------   ----------
                                           GP             9,832,500   11,307,375   13,003,481   14,954,003   17,197,104

                                    Overheads             5,800,000    6,438,000    7,146,180    7,932,260    8,804,808
                                                                      ----------   ----------   ----------   ----------
                             Operating Profit             4,032,500    4,869,375    5,857,301    7,021,744    8,392,296

                     Total other exp. say 20%               806,500      973,875    1,171,460    1,404,349    1,678,459
                                                                      ----------   ----------   ----------   ----------
                        Net profit before tax             3,226,000    3,895,500    4,685,841    5,617,395    6,713,836

            Dividend 50% (except 2004 & 2005)             2,000,000    1,363,425    1,640,044    1,966,088    2,349,843
                                 STC at 12.5%               250,000      170,428      205,006      245,761      293,730
                                                                      ----------   ----------   ----------   ----------
                                                          2,250,000    1,533,853    1,845,050    2,211,849    2,643,573
                                                                      ----------   ----------   ----------   ----------

                           To retained income                 8,200    1,192,997    1,435,039    1,720,327    2,056,112
                                                         ==========   ==========   ==========   ==========   ==========
           6 months to Jun 2003, now audited:
                                        Sales            14,564,172
                                          GoS             7,926,946
                                                          ---------
                                           GP             6,637,226
                                    Overheads             2,912,766
                                                          ---------
                             Operating Profit             3,724,460
                    Total other exp. (Income)              -199,481
                                                          ---------
                        Net profit before tax             3,923,941
                                                          =========

Conservatively predict sales in
12 months to Feb at 1.5 times the above
Allow 20% other exp. over the whole year as no bonuses in June's figures

Nicon Systems (Pty) Ltd                                                                  Sales growth % = 15
Forecast                                                                             Overheads growth % = 11
                                                Year ending February of:
FIGURES IN US $                            % GP       2004        2005        2006        2007        2008
---------------------------------------- --------- ---------   ---------   ---------   ---------   ---------
    RATE OF EXCHANGE R/$  7.30
                                  Sales            2,993,151   3,442,123   3,958,442   4,552,208   5,235,039
                                    CoS            1,646,233   1,893,168   2,177,143   2,503,714   2,879,272
                                                               ---------   ---------   ---------   ---------
                                     GP            1,346,918   1,548,955   1,781,299   2,048,494   2,355,767

                              Overheads              794,521     881,918     978,929   1,086,611   1,206,138
                                                               ---------   ---------   ---------   ---------
                       Operating Profit              552,397     667,037     802,370     961,883   1,149,629

               Total other exp. say 20%              110,479     133,408     160,474     192,377     229,926
                                                               ---------   ---------   ---------   ---------
                  Net profit before tax              441,918     533,629     641,896     769,506     919,703
                                                   =========   =========   =========   =========   =========

EXHIBIT "D"

                               CETALON CORPORATION
                                  Balance Sheet
                               As of May 31, 2002

ASSETS
    Current Assets
        1010 - First Securities-General             985.28
        1020 - First Securities-CC                  957.63
        1100 - USBank                            -1,588.04
                                              ------------
    Total Checking/Savings                          354.87

    Other Current Assets
        1300 - Inventory                        460,230.02
        1310 - Reserve for Inventory W/D       -460,230.02
                                              ------------
    Total Other Current Assets                        0.00
                                              ------------
    Total Current Assets                            354.87

    Fixed Assets
        1500 - Property & Equipment, net         75,000.00
                                              ------------
    Total Fixed Assets                           75,000.00
                                              ------------
TOTAL ASSETS                                     75,354.87
                                              ============
LIABILITIES & EQUITY
    Liabilities
        Current Liabilities
           Accounts Payable
               2100 - Accounts Payable        2,102,606.47
                                              ------------
           Total Accounts Payable             2,102,606.47

           Other Current Liabilities
               2120 - Payroll Liabilities        80,118.00
               2149 - WCB Payable                60,000.00
               2160 - Sales Tax Payable          56,294.00
                                              ------------
           Total Other Current Liabilities      196,412.00
                                              ------------

        Total Current Liabilities             2,299,018.47

        Long Term Liabilities
           2249 - Notes Payable                 250,000.00
           2250 - Convertible Notes Payable   1,000,000.00
                                              ------------
        Total Long Term Liabilities           1,250,000.00
                                              ------------

    Total Liabilities                         3,549,018.47

    Equity
        3100 - Common Stock                         683.00
        3115 - Restricted Stock                     694.00
        3130 - Additional Paid In Capital     3,658,680.81
        3991 - Retained Earnings - Prior     -1,143,421.86
        Net Income                           -5,990,299.55
                                              ------------
    Total Equity                             -3,473,663.60
                                              ------------

TOTAL LIABILITIES & EQUITY                       75,354.87
                                              ============

                               CETALON CORPORATION
                                  Profit & Loss
                           June 2001 Through May 2002

Ordinary Income/Expense
    Income
        4100 - Sales                           1,033,749.92
        4130 - Sales Discounts                    -1,430.00
        4190 - Sales Returns & Allowances           -528.00
                                               ------------
    Total Income                               1,031,791.92

    Cost of Goods Sold
        4500 - Cost of Goods Sold                700,637.94
        4501 - Inventory Adjustment              508,496.32
                                               ------------
    Total COGS                                 1,209,134.26
                                               ------------
    Gross Profit                                -177,342.34

    Expense
        5005 - Salaries
           5005001 - Salaries-Executives         279,418.40
           5005002 - Salaries-Administrative     168,347.83
           5005005 - Salaries-Marketing           16,298.88
           5005008 - Salaries-Operations         978,076.34
           5005009 - Salaries-Ed/Training         13,961.56
           5005050 - Salaries-Bonus                3,895.42
                                               ------------
        Total 5005 - Salaries                  1,459,998.43

        5008 - Avg Sale Bonus                        240.00
        5014 - Manager Bonus                      20,536.70
        5015 - Vacation                           33,754.59
        5017 - Temporary Labor                     3,375.00
        5020 - Insurance
           5025 - Extended Medical                45,432.92
           5030 - Workers Compensation            60,000.00
           5307 - D & O Insurance                 56,546.66
           5310 - General Liability               29,001.12
                                               ------------
        Total 5020 - Insurance                   190,980.70

        5110 - Depreciation Expense              217,285.64
        5140 - Bank Service Charges                9,244.87
        5141 - Interest Expense                   59,399.63
        5165 - Stock Compensation                158,120.00
        5200 - Ntl Trade Support Advertising      70,874.44
        5203 - Presentations                      29,941.06
        5204 - Classified Ads                      1,829.32
        5207 - Ntl Adv-NF Flyer Sale                 764.00
        5210 - Local Advertising                  23,708.18
        5216 - Host Flyers                         1,920.09
        5217 - Opening (Re)                      236,191.33
        5218 - Opening TS                        -20,271.40
        5260 - Rent                              155,545.30
        5270 - Supplies                           56,277.91
        5273 - Printing and Reproduction             895.90
        5275 - Staff Promotions                    3,350.21
        5280 - Telephone                          83,142.24
        5281 - Cell Phone-Head Office              2,276.08
        5282 - Data Communciations                 1,493.66
        5285 - Cellular Phone                      2,325.00

                               CETALON CORPORATION
                                  Profit & LOSS
                           June 2001 through May 2002

           5290 - CommSH                              21,676.00
           5291 - Investors Relations                 26,597.33
           5295 - Utilities                              790.92
           5300 - Postage and Courier                 42,562.06
           5305 - Freight                             22,690.08
           5315 - Professional Fees
              5006 - Consulting Fees               2,044,022.30
              5400 - Accounting                      162,271.00
              5415 - Computer Consulting               6,172.86
                                                   ------------
           Total 5315 - Professional Fees          2,212,466.16

           5320 - Design Cost                          3,702.37
           5325 - Repairs
              5220 - Equipment Repairs                   425.30
              5555 - Building Repairs                  2,275.65
              5600 - Computer Repairs                  1,210.00
                                                   ------------
           Total 5325 - Repairs                        3,910.95

           5330 - Travel and Entertainment
              5331 - Hotel                            88,781.94
              5332 - Airfare                          76,033.76
              5333 - Meals                            20,103.99
              5334 - Car Rental & Taxis               14,371.63
              5335 - Parking                           7,420.31
              5336 - Travel                           25,953.37
              5340 - Entertainment                     6,887.74
                                                   ------------
           Total 5330 - Travel and Entertainment     239,552.74

           5410 - Legal Fees                         308,022.82
           5420 - Licenses and Permits                16,717.35
           5430 - Dues and Subscriptions                 574.84
           5470 - Automobile Expense                  27,051.29
           5490 - Payroll Processing fees                455.29
           5500 - Taxes
              5160 - Payroll                          61,244.09
                                                   ------------
           Total 5500 - Taxes                         61,244.09
           5990 - Over/Short                           5,927.00
           6000 - Investor Communications             16,022.18
                                                   ------------
       Total Expense                               5,813,162.35
                                                   ------------
   Net Ordinary Income                            -5,990,504.69

   Other Income/Expense
       Other Income
           7010 - Interest Income                        205.14
                                                   ------------
       Total Other Income                                205.14
                                                   ------------
   Total Other Income/Expense                            205.14
                                                   ------------

Net Income                                        -5,990,299.55
                                                   ============

                               CETALON CORPORATION
                                  Balance Sheet
                             as of December 31, 2002

    ASSETS
        Current Assets
            1100 - USBank                                 4.94
                                                  ------------
        Total Checking/Savings                            4.94

        Other Current Assets
            1300 - Inventory                        254,273.39
            1310 - Reserve for Inventory W/D       -254,273.39
                                                  ------------
        Total Other Current Assets                        0.00
                                                  ------------
        Total Current Assets                              4.94

        Fixed Assets
            1500 - Property & Equipment, net              0.00
                                                  ------------
        Total Fixed Assets                                0.00
                                                  ------------
        Other Assets
            1700 - Other Receivables                 45,500.00
                                                  ------------
        Total Other Assets                           45,500.00
                                                  ------------

    TOTAL ASSETS                                     45,504.94
                                                  ============
    LIABILITIES & EQUITY
        Liabilities
            Current Liabilities
               Accounts Payable
                   2100 - Accounts Payable        2,343,837.88
                                                  ------------
               Total Accounts Payable             2,343,837.88

               Other Current Liabilities
                   2120 - Payroll Liabilities       141,680.00
                   2149 - WCB Payable                60,000.00
                   2160 - Sales Tax Payable          79,903.00
                                                  ------------
               Total Other Current Liabilities      281,583.00
                                                  ------------
            Total Current Liabilities             2,625,420.88

            Long Term Liabilities
               2249 - Notes Payable                 250,000.00
               2250 - Convertible Notes Payable   1,000,000.00
                                                  ------------
            Total Long Term Liabilities           1,250,000.00
                                                  ------------
        Total Liabilities                         3,875,420.88

        Equity
            3100 - Common Stock                         683.00
            3115 - Restricted Stock                     694.00
            3130 - Additional Paid In Capital     3,670,959.42
            3991 - Retained Earnings - Prior     -7,130,906.75
            Net Income                             -371,345.61
                                                  ------------
        Total Equity                             -3,829,915.94
                                                  ------------

    TOTAL LIABILITIES & EQUITY                       45,504.94
                                                  ============

                               CETALON CORPORATION
                                  Profit & Loss
                           June through December 2002

Ordinary Income/Expense
    Income
        4100 - Sales                           332,832.85
        4130 - Sales Discounts                  -2,112.00
        4190 - Sales Returns & Allowances       -2,132.16
                                               ----------
    Total Income                               328,588.69

    Cost of Goods Sold
        4500 - Cost of Goods Sold              -12,445.69
        4501 - Inventory Adjustment           -205,956.63
                                               ----------
    Total COGS                                -218,402.32
                                               ----------
    Gross Profit                               546,991.01

    Expense
        5005 - Salaries
           5005002 - Salaries-Administrative     4,427.84
           5005005 - Salaries-Marketing          4,583.87
           5005008 - Salaries-Operations       193,139.10
                                               ----------
        Total 5005 - Salaries                  202,150.81

        5009 - Commissions                         717.50
        5015 - Vacation                         -3,970.44
        5017 - Temporary Labor                     255.68
        5020 - Insurance
           5025 - Extended Medical              19,496.40
           5030 - Workers Compensation          26,262.00
           5307 - D & O Insurance               76,163.10
           5310 - General Liability                781.70
                                               ----------
        Total 5020 - Insurance                 122,703.20

        5110 - Depreciation Expense           -126,625.00
        5140 - Bank Service Charges              3,824.97
        5141 - Interest Expense                  3,261.55
        5260 - Rent                              1,300.00
        5265 - Equipment Rental                  3,495.59
        5270 - Supplies                          1,653.34
        5273 - Printing and Reproduction         1,929.98
        5280 - Telephone                        11,138.00
        5285 - Cellular Phone                    1,024.54
        5295 - Utilities                         1,245.39
        5300 - Postage and Courier              29,928.56
        5305 - Freight                           1,450.50
        5315 - Professional Fees
           5006 - Consulting Fees              179,683.25
           5400 - Accounting                     6,000.00
                                               ----------
        Total 5315 - Professional Fees         185,683.25

        5325 - Repairs
           5555 - Building Repairs               1,290.00
           5600 - Computer Repairs               9,757.11
                                               ----------
        Total 5325 - Repairs                    11,047.11

                               CETALON CORPORATION
                                  Profit & Loss
                           June 2001 through May 2002

           5330 - Travel and Entertainment
              5331 - Hotel                           1,103.03
              5332 - Airfare                         3,689.12
              5333 - Meals                              36.67
              5334 - Car Rental & Taxis                861.40
              5335 - Parking                            28.00
              5336 - Travel                         13,987.56
              5340 - Entertainment                   3,212.13
                                                   ----------
           Total 5330 - Travel and Entertainment    22,917.91

           5410 - Legal Fees                        19,584.28
           5420 - Licenses and Permits                 114.82
           5470 - Automobile Expense                12,586.17
           5490 - Payroll Processing fees              150.00
           5500 - Taxes
              5160 - Payroll                        37,405.01
                                                   ----------
           Total 5500 - Taxes                       37,405.01

           5710 - Moving                             5,993.03
                                                   ----------
       Total Expense                               550,965.75
                                                   ----------
   Net Ordinary Income                              -3,974.74

   Other Income/Expense
       Other Income
           7010 - Interest Income                       27.28
           7030 - Other Income                       7,862.75
                                                   ----------
       Total Other Income                            7,890.03

       Other Expense
           8010 - Other Expenses
              8020 - Loss on Sale of Assets        372,062.00
              8010 - Other Expenses - Other          3,198.90
                                                   ----------
       Total Other Expenses                        375,260.90
                                                   ----------

   Net Other Income/Expense                       -367,370.87
                                                   ----------

Net Income                                        -371,345.61
                                                   ==========

EXHIBIT "E"


                            CETALON CORPORATION, INC.

                           LIQUIDATING TRUST AGREEMENT

     THIS LIQUIDATING TRUST AGREEMENT (the "AGREEMENT") is dated as of [EFFECTIVE DATE OF THE PLAN DATE], by and between CETALON CORPORATION, INC., a Nevada corporation (the "DEBTOR"); and A. John A. Bryan, Jr., not in his individual capacity, but solely as trustee hereunder (the "TRUSTEE").

                                R E C I T A L S:

     A. WHEREAS, a voluntary petition was filed by the Debtor on January 15, 2003 in the United States Bankruptcy Court for the Central District of California (the "COURT") under Chapter 11 of Title 11 of the United States Code (the "CODE") as Case No. LA 03-11306-VZ (the "CASE");

     B. WHEREAS, on ____________ 2003, the Debtor filed the Disclosure Statement and Plan of Reorganization for Cetalon Corporation, Inc. (the "PLAN");

     C. WHEREAS, the holders of Allowed and Disputed Administrative Claims ("TRUST ADMINISTRATIVE CLAIMS"), Allowed and Disputed Tax Claims ("TRUST TAX CLAIMS") and Allowed and Disputed Priority Claims ("PRIORITY Claims"), the Allowed and Disputed Claim in Class 1 (the "SECURED CLAIM"), and Class 2 Claims (general unsecured claims), including all such Claims arising from rejected leases and executory contracts, as determined from time to time under the Plan (collectively, the "CLAIMS") have asserted conflicting claims of ownership of or a legal or equitable interest in, all of the property of the Debtor specified in
Section X of the Plan (the "DISPUTED OWNERSHIP PROPERTY");

     D. WHEREAS, pending the resolution of the conflicting Claims, the Plan contemplates that such Disputed Ownership Property will be transferred to a liquidating trust created as a trust under California law for the benefit of the holders of Claims which will be determined by the Court to be Allowed Claims (the "LIQUIDATING TRUST");

     E. WHEREAS, the Plan was confirmed by the Court pursuant to that certain Order dated [ ORDER DATE ] and entered on [ ORDER DATE ] (the "ORDER") and is subject to the continuing jurisdiction of the Court;

     F. WHEREAS, the holders of Allowed Claims under the Plan, as determined from time to time, (the "HOLDERS", and each individually, a "HOLDER") desire to exchange their Allowed Claims under the Plan for their rights to the Liquidating Trust Estate (as hereinafter defined) (the "BENEFICIAL INTERESTS"); and

     G. WHEREAS, the Debtor and the Holders desire to create and fund the Liquidating Trust, as contemplated by the Plan and pursuant to this Agreement.

                              A G R E E M E N T S:

     NOW THEREFORE, for and in consideration of the premises, and the mutual promises and agreements contained herein and in the Plan, the receipt and sufficiency of which are hereby expressly acknowledged, the Debtor and the Trustee hereby agree as follows:

     1. TERMS DEFINED IN PLAN. Capitalized terms used herein and not otherwise defined in this Agreement shall have the meanings assigned to them in the Plan.

     2. DECLARATION OF TRUST; AUTHORITY OF AND CERTAIN DIRECTIONS TO THE
TRUSTEES.

Creation of Liquidation Trust. Pursuant to the Plan and the Confirmation Order, and effective as of the Effective Date, and subject to the continuing jurisdiction of the Court, the Debtor hereby creates the Liquidating Trust for the benefit of the Holders.

Property in the Liquidating Trust. The Liquidating Trust shall hold the legal title to all Disputed Ownership Property that shall be irrevocably assigned, transferred and conveyed by the Debtor to the Liquidating Trust as of the Effective Date (the "LIQUIDATING TRUST ESTATE"). The Liquidating Trust Estate shall be held in trust by the Liquidating Trust to be administered and disposed of by it pursuant to the terms of this Agreement and the Plan for the benefit of the Holders. The Trustee is authorized to make disbursements and payments from the Liquidating Trust Estate in accordance with the provisions of Sections 5 and 6 of this Agreement and pursuant to the Plan.

Purpose of Liquidating Trust. This Liquidating Trust is established to resolve and satisfy the conflicting claims of ownership of, or legal entitlement or equitable interest in, the Disputed Ownership Property of the Debtor. The Liquidating Trust is organized for the sole purposes of collecting, holding and liquidating the Liquidating Trust Estate and administering, compromising, settling, withdrawing, objecting to, or litigating objections to Claims under the Plan, with no objective to engage in the conduct of a trade or business. In accordance with such express and limited purposes, as of the Effective Date the Trustee is hereby authorized and directed (i) to take any and all steps necessary to maintain the Liquidating Trust as a disputed ownership fund for federal income tax purposes in accordance with proposed Treasury Regulations sections 1.468B-9(a) and 1.468B-9(h)(2); (ii) to take all reasonable and necessary actions to conserve and protect the Liquidating Trust Estate; (iii) to administer, compromise, settle, object to and litigate objections to Claims under the Plan; (iv) to maintain, operate or lease (for purposes of holding for sale), or sell or otherwise dispose of the Liquidating Trust Estate, in accordance with the terms of this Agreement, the Plan, or the instructions or orders of the Court; and (v) to distribute the net proceeds of such disposition to the Holders, up to the full value of their Claims, in as prompt, efficient and orderly a fashion as possible in each case in accordance with the Plan and the provisions of Section 6 hereof.

     3. BENEFICIAL INTERESTS.

NO TRANSFER OR EXCHANGE. Beneficial Interests in the Liquidating Trust will not be evidenced by any certificate or other instrument or document. Beneficial Interests in the Liquidating

Trust are non-transferable and non-assignable other than to successors in interest, or by will, the laws of descent and distribution, or by operation of law (each a "PERMITTED TRANSFERS").

ABSOLUTE OWNERS. The Trustee may deem and treat the persons who are Holders as the absolute owners of the Beneficial Interests in the Liquidating Trust for the purpose of receiving distributions and payments thereof, or on account thereof, and for all other purposes whatsoever. Unless the Trustee receives actual written notice of a Permitted Transfer from the duly authorized transferee not less than thirty (30) days prior to a distribution made pursuant to the terms of this Agreement, and subject to the applicable provisions of the Bankruptcy Rule 3001(e), the Trustee shall have no duty or obligation to make or direct any distributions or payments to such transferee of a Permitted Transfer.

MEANS OF PAYMENT. The Trustee shall establish and maintain a bank account for the making of distributions to Holders from the Liquidating Trust. Amounts distributed pursuant to Section 6 will be paid by checks drawn on such account.

     4. DELIVERY AND ACCEPTANCE OF LIQUIDATING TRUST ESTATE.

Conveyance by the Debtor. As of the Effective Date, pursuant to section VIII of the Plan, the Debtor shall execute and deliver to the Trustee bills of sale, assignments, and other instruments of conveyance of all of the assets in and or the Liquidating Trust Estate. At any time and from time to time after the Effective Date, at the Trustee's request and without further consideration, the Debtor shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation, and will cooperate and take such other actions as the Trustee may deem reasonably necessary or desirable in order to more effectively transfer, convey and assign all rights, title and interest in and to the Liquidating Trust Estate to the Liquidating Trust.

Acceptance of Conveyance. The Trustee is hereby directed to, and the Trustee agrees that he will:

          (a) accept delivery from the Debtor of the Liquidating Trust Estate on behalf of the Liquidating Trust;

          (b) accept from the Debtor all bills of sale, assignments, and all other instruments of conveyance required to be delivered by the Debtor with respect to the Liquidating Trust Estate transferred to the Trustee on behalf of the Liquidating Trust pursuant to or in connection with the Plan, the Order, or this Agreement; and

          (c) take such other action as may be required of the Liquidating Trust hereunder, including the receipt and acceptance as part of the Liquidating Trust Estate of any property or rights, including, without limitation, notes, other negotiable instruments, Recovery Rights, and other choses in action, recoveries derived from the prosecution of certain Recovery Rights in accordance with section VIII of the Plan, and any other property that the Trustee may receive in connection with or in consideration of the Liquidating Trust Estate.

     5. Administration of Liquidating Trust Estate.

Trust Administrative Fund. As soon as cash becomes available from the Liquidating Trust Estate, the Trustee shall establish a reserve fund (the "Trust Administrative Fund") for the payment by the Trustee of all reasonable and reasonably anticipated expenses, debts, charges, liabilities and obligations relating to the Liquidating Trust Estate and its administration, including but not limited to the federal income taxes imposed on the Liquidating Trust in accordance with proposed Treasury Regulations sections 1.468B-9(c)(1)(i) or 1.468B-9(c)(1)(ii), as the case may be. The Trust Administrative Fund shall be funded in such amounts deemed reasonably necessary by the Trustee in his sole discretion from the Liquidating Trust Estate. Any balance remaining in the Trust Administrative Fund, after the payment of all expenses, debts, charges liabilities and obligations intended to be paid therefrom, shall be distributed to the Holders as provided in Section 6 hereof. Any Cash deposited in the Trust Administrative Fund pursuant to the terms of this Agreement may be invested in interest-bearing deposits or investments, and the interest earned thereon shall be credited thereto.

Powers of the Trustee.

          5.1.1. Administrative Powers. During the Trustee's administration of the Liquidating Trust, and subject to all other provisions of this Agreement, the Trustee shall have the authority and may exercise the power:

               (a) to receive and hold all the assets of the Liquidating Trust Estate and to have exclusive possession and control thereof as permissible under applicable law;

               (b) to enter into, perform and exercise rights under contracts binding upon the Liquidating Trust (but not upon the Trustee in his individual capacity) which are reasonably incident to the administration of the Liquidating Trust and which the Trustee, in the exercise of his best business judgment, reasonably believes to be in the best interests of the Liquidating Trust;

               (c) to establish and maintain accounts at banks and other financial institutions, in a clearly specified fiduciary capacity, into which the Trust Administrative Fund or other cash and property of the Liquidating Trust may be deposited, and draw checks or make withdrawals from such accounts, and to pay or distribute such amounts of the Liquidating Trust Estate as permitted or required under this Agreement;

               (d) to employ attorneys, accountants, appraisers, expert witnesses, insurance adjusters or other persons whose services may be necessary or advisable in the sole judgment of the Trustee, to advise or assist him in the discharge of his duty as Trustee, or otherwise in the exercise of any powers vested in the Trustee and to pay from the Liquidating Trust Estate reasonable compensation to such attorneys, accountants, appraisers, expert witnesses, insurance adjusters or other persons;

               (e) to sell or otherwise dispose of the assets of the Liquidating Trust Estate;

               (f) to collect and received any accounts receivable, income, proceeds of sale, and distributions derived from or relating the Liquidating Trust Estate and to distribute the same to the Holders in accordance with the terms of the Plan and this Agreement;

               (g) to pay any and all necessary expenses attributable or relating to the management, maintenance, operation, preservation or liquidation of the Liquidating Trust Estate, including, without limitation, any and all fees, costs and expenses incurred in respect of the investigation, initiation and prosecution of the Recovery Rights in accordance with section VIII of the Plan;

               (h) to investigate, file, compromise, settle, withdraw or litigate in the Court or on appeal (or pursuant to a withdrawal of the reference of jurisdiction) objections to Claims under the Plan;

               (i) to investigate, file, compromise, settle, withdraw or litigate in the Court or on appeal (or pursuant to a withdrawal of the reference of jurisdiction) the Recovery Rights under the Plan;

               (j) to sue or be sued in connection with any matter arising from or related to the Plan, including, without limitation, the prosecution of the Recovery Rights, or this Agreement that affects in any way the rights or obligations of the Liquidating Trust, the Trustee or the Holders;

               (k) to represent the interests of the Holders with respect to any matters relating to the Plan, this Agreement, the Liquidating Trust affecting the rights of such Holders;

               (l) to do any and all other things, not in violation of any other terms of this Agreement, which, in the reasonable business judgment of the Trustee are necessary or appropriate for the proper liquidation, management, investment and distribution of the assets of the Liquidating Trust Estate in accordance with the provisions of this Agreement and the Plan.

          5.1.2 OBJECTIONS TO CLAIMS. From and after the Effective Date of the Plan, and pursuant to section VIII of the Plan, the Liquidating Trust, through its Trustee, shall be the sold representative of the Estate for all purposes, including without limitation, investigating, settling, compromising, objecting to, and litigating in the Court or on appeal (or pursuant to a withdrawal of the reference of jurisdiction) objections to Claims under the Plan which shall be satisfied from such Liquidating Trust. If the holder of a Disputed Claim and the Trustee agree to settlement of such holder's Disputed Claim for any amount not in excess of the face amount of such Disputed Claim, such Claim shall be deemed to be an Allowed Claim as of the Effective Date in an amount equal to the agreed settlement amount without need for further review or approval of the Court.

Limitations on the Trustee: Investments.

          5.1.3 NO TRADE OR BUSINESS. The Trustee shall carry out the purposes of the Liquidating Trust and the directions contained herein and shall not an any time enter into or engage in any business (except as may be consistent with the limited purposes of the Liquidating Trust), including, without limitations, the purchase of any asset or property (other than such assets or property as are necessary to carry out the purposes of Section 2, Sections 7, and Section 5.3.2 hereof), on behalf of the Liquidating Trust or the Holders. The Trustee is directed to take all reasonable and necessary actions to dispose of the Liquidating Trust Estate in as prompt, efficient and orderly a fashion as possible, to make timely distributions of the proceeds of the Liquidating Trust Estate, and to otherwise not unduly prolong the duration of the Liquidating Trust.

          5.1.4. INVESTMENTS. The Trustee may invest any Cash held at any time as part of the Liquidating Trust Estate, including without limitation, in the Trust Administrative Fund, and any other reserve or escrow funds established pursuant to the terms of this Agreement, in interest-bearing deposits or certificates of deposit issued by any federally insured banking institution, pending need for the disbursement thereof in payment of costs, expenses, and liabilities of the Liquidating Trust or in making a distribution pursuant to
Section 6 of this Agreement. The Trustee shall be restricted to the collection and holding of such Cash and to the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Liquidating Trust Estate in accordance with the provisions hereof.

TRANSFEREE LIABILITIES. If any liability shall be asserted against the Liquidating Trust as transferee of the Liquidating Trust Estate on account of any claimed liability of or through the Debtor, the Trustee may use such part of the Liquidating Trust Estate as may be necessary in contesting any such claimed liability and in payment, compromise, settlement and discharge thereof on terms reasonably satisfactory to the Trustee. In no event shall the Trustee be required or obligated to use his own property, funds or assets for any such purposes.

ADMINISTRATION OF LIQUIDATING TRUST. In administering the Liquidating Trust, the Trustee, subject to the express limitations contained herein, is authorized and directed to do an perform all such acts, to execute and deliver such deeds, bills of sale, instruments of conveyance, and other documents as he may deem necessary or advisable to carry out the purposes of the Liquidating Trust.

          5.1.5 EMPLOYER IDENTIFICATION NUMBER. The Trustee shall obtain an employer identification number for the Liquidating Trust in accordance with the requirements of the proposed Treasury Regulations section 1.468B-9(c)(1).

PAYMENT OF EXPENSES AND OTHER LIABILITIES. To the extent that the amount of funds in the Trust Administrative Fund is at any time insufficient, the Trustee shall pay fro the Liquidating Trust Estate all expenses, charges, liabilities and obligations of the Liquidating Trust, including, without limiting the generality of the foregoing, such debts, liabilities, or obligations as may be payable from the Liquidating Trust Estate, interest, taxes (including, but not limited to, federal income taxes imposed on the Liquidating Trust and any withholding tax imposed on the distributions under the Plan), assessments, and public charges of every kind and nature, and the costs, charges and expenses in connection with or arising out of the execution or administration of the Liquidating Trust and the Liquidating Trust Estate, and such other payments and disbursements as are provided for in this Agreement or which may be reasonably determined by the Trustee to be proper charges against the Liquidating Trust and the Liquidating Trust Estate, and the Trustee, in his reasonable discretion and business judgment, may from time to time make provision by reserve or otherwise, out of the Liquidating Trust Estate, for such amount or amounts as the Trustee in his reasonable discretion and business judgment may determine to be necessary or advisable to meet or satisfy unascertained, unliquidated or contingent liabilities of the Liquidating Trust. The Trustee shall make such payments without application to or order of the Court.

          5.1.6. PAYMENT OF UNITED STATES TRUSTEES' FEES. From and after the Effective Date, any applicable U.S. Trustees' Fees, related to disbursements from the Liquidating Trust, which are payable during the administration of the Plan and until the Case is converted, dismissed or closed, shall be paid by the Trustee from the Trust Administrative Fund or in accordance with Section 5.6 of this Agreement.

FISCAL YEAR; TAX YEAR; ACCOUNTING METHOD. The Liquidating Trust's fiscal year shall end on December 31, of each year, unless the Trustee deems it advisable to establish some other date on which the fiscal year of the Liquidating Trust shall end. The Liquidating Trust's taxable year is the calendar year. The Liquidating Trust shall use an accrual method of accounting within the meaning of section 446(c) of the Tax Code.

REPORTS. The Trustee shall prepare, deliver, and file, as the case may be, reports as follows:

               (a) Prepare and file unaudited interim financial reports as may be required by regulatory authorities, applicable laws, rules or regulations or as the Trustee deems advisable during the fiscal year;

               (b) Prepare and file within the time required by applicable law or regulation, necessary and required income tax information, tax returns or reports to the Holders and/or applicable taxing authorities; and

               (c) Prepare and file in accordance with section _____ of the Plan, a final report and account of all receipts and disbursements with the Court.

     6. SOURCE OF PAYMENTS: DISTRIBUTIONS TO THE HOLDERS.

PAYMENTS FROM LIQUIDATING TRUST ESTATE. All payments to be made hereunder to the Holders shall be made only from the assets, income and proceeds of the Liquidating Trust Estate and only to the extent that the Trustee shall have received sufficient assets income or proceeds of the Liquidating Trust Estate to make such payments in accordance with the terms of this Section and Section X of the Plan. Each Holder shall look solely to the assets, income and proceeds of the Liquidating Trust Estate, and not to the Trustee in his personal capacity for distribution to such Holder as herein provided.

Frequency and Amounts of Payments.

          6.2.1 CASH PAYMENTS. As often as, in the reasonable discretion and judgment of the Trustee, there shall be in the Liquidating Trust Estate Cash in an amount sufficient to render feasible a distribution of Cash to the Holders the Trustee shall distribute to the Holders such aggregate amount of Cash, if any, as shall then be held in the Liquidating Trust, excluding reasonable amounts of Cash held in the Trust Administrative Fund pursuant to Section 5.1 hereof or otherwise needed to pay the expenses (including, but not limited to, the federal income taxes and withholding taxes, if any), debts, charges, liabilities and obligations of the Liquidating Trust (the "Distribution Amount"). All Distribution Amounts shall be determined by the Trustee in his reasonable discretion and his determination shall be final and conclusive on all persons, in the absence of gross negligence or willful misconduct on the part of the Trustee, and shall not be reviewed by the Court. In determining the amount of any such distribution, the Trustee may rely and shall be fully protected in relying upon the advice and opinion of independent public accountants or of counsel to the Liquidating Trust.

          6.2.2 DISTRIBUTION OF NEW COMMON STOCK. On the Effective Date, or as soon thereafter as reasonably practicable, and again prior to the Final Distribution if an when the Trustee in his sole discretion deems advisable, the Trustee shall distribute Pro Rata to the holders of Allowed Class 2 Claims the New Common Stock transferred to the Liquidating Trust pursuant to Section X of the Plan.

     6.3 ESTABLISHMENT OF ACCOUNTS.

          6.3.1 ESTABLISHMENT OF THE CLAIMS LIST. At least thirty (30) days prior to the Effective Date, but subject to amendment and correction by the Debtor not less than five (5) days prior to the Effective Date, the Debtor will deliver to the Trustee a list of all holders of Allowed and Disputed Trust Administrative Claims, Allowed and Disputed Tax Claims, Allowed and Disputed Secured Claims, and Allowed and Disputed Class 2 Claims, the addresses of all holders of such Claims as of record date which is not more than fifteen (15) days prior to the date of the list, the amount and type of each such Claim (so as to distinguish between general unsecured claims and other Claims), and the designation of each such Claim as Allowed or Disputed, fixed or contingent, and liquidated or unliquidated (the "CLAIMS LIST"). The Trustee shall be entitled to rely upon the Claims List in calculating and distributing the Liquidating Trust Estate as provided herein; PROVIDED HOWEVER, that the Claims List shall be adjusted from time to time by the Trustee as provided in Sections 6.7 and 6.10 of this Agreement. The Trustee shall also revise the Claims List from time to time upon receipt of notice from the holder of a Claim stating that such Claim has been transferred pursuant to a Permitted Transfer (as defined in Section 3.2 of this Agreement) to a new holder, that the new holder as complied with any applicable provisions of Bankruptcy Rule 3001(e) (and providing evidence thereof), and setting forth the name and address of such new holder; PROVIDED HOWEVER, that the Trustees and the Liquidating Trust Disbursing Agent shall not be required to revise such List during the thirty (30) day period preceding the date of any distribution made hereunder. The Trustee shall establish the revised Claims List that is to be used in conjunction with the distribution of any particular Distribution Amount no less than fourteen (14) days prior to the date of such distribution.

          6.3.2 ESTABLISHMENT OF THE CLAIM ACCOUNTS. Upon receipt of the Claims List, the Trustee will establish on the books and records maintained by the Trustee, or his duly authorized agents an account representing each Allowed or Disputed Claim as set forth on the Claims List (each, a "CLAIM ACCOUNT"). It is expressly understood that the establishment of the Claim Accounts by the Trustee or his agents, is solely for administrative convenience, and that amounts allocable to such Claim Accounts need not be segregated and may be commingled for the investment purposes as specified herein.

     6.4. [Intentionally Omitted]

     6.5 DISTRIBUTIONS TO HOLDERS; PRIORITY OF PAYMENTS. Distributions from the Liquidating Trust shall be made only in respect of Allowed Claims. Pursuant to Section ____ of the Plan and subject to Sections 6.1 and 6.2 hereof, the Trustee shall distribute Cash (and, with respect to holders of Class 2 Claims, New Common Stock) to the Holders to the extent of the amounts allocated to each Holder's Claim Account pursuant to Section 6.6, as follows:

          6.5.1 ALLOWED SECURED CLAIM. The Trustee shall make payments to the Class 1 Claimant on account of its Allowed Secured Claim, in Cash, until said Claim is paid in full.

          6.5.2 ALLOWED TRUST ADMINISTRATIVE CLAIMS. The Trustee shall make payments to each holder of an Allowed Trust Administrative Claim, unless such holder agrees to different treatment, in Cash, until all such Claims are satisfied in full.

          6.5.3 Allowed Trust Priority and Tax Claims. If and when the Allowed claims of all holders of Trust Administrative Claims have been satisfied in full, the Trustee shall make payments to each holder of an Allowed Trust Priority and Tax Claim, unless that holder agrees to different treatment, in Cash, until all such Allowed Trust Priority and Tax Claims are satisfied in full. All distributions to the holders of Allowed Trust Priority and Tax Claims shall be junior and subordinate to the full satisfaction of the Allowed Trust Administrative Claims, except as provided in the Plan.

          6.5.4 CLASS 2 GENERAL UNSECURED CLAIMS. If and when all Allowed Trust Priority and Tax Claims have been satisfied in full, the Trustee shall make periodic distributions in Cash to the Holders of Class 2 Allowed Claims Pro Rata in the proportion that each holder's Allowed Claim bears to the aggregate amount of all Class 2 Allowed Claims and the Face Amount of all Disputed Claims of Class 2, as determined from time to time, until such Claims are satisfied in full or, if earlier, until all assets of the Liquidating Trust Estate are either liquidated or collected in full and the proceeds thereof distributed pursuant to this Agreement and the Plan. In addition, notwithstanding anything in this
Section 6 to the contrary, in accordance with Section 6.2.2, the Trustee will distribute Pro Rata to the holders of Allowed Class 2 Claims the shares of New Common Stock that have been allocated to the Claim Accounts of such holders pursuant to Section 6.6.3.

     6.6 Allocations of Distribution Amounts.

          6.6.1 GENERALLY. With respect to each distribution made pursuant hereto, the Trustee shall distribute specified amounts to the Holders in accordance with the allocations determined in accordance with this Section 6.6. Allocations of Distribution Amounts or New Common Stock relating to Disputed Claims shall be retained in the Liquidating Trust by the Trustee as part of the Liquidating Trust Estate pending resolution of the Disputed Claims and further distribution as provided for herein.

          6.6.2 ALLOCATION OF CASH DISTRIBUTION AMOUNTS. We respect to each distribution of Cash made to the Holders pursuant to the terms of this Agreement, the Trustee will allocate to each Claim Account each Distribution Amount as follows:

               (a) first, to the Claim Account of the holder of the Class 1
Claim;

               (b) second, with the exception of the Administrative Claim of Gregory Bowers, to the Claim Account of each holder of a Trust Administrative Claim Pro Rata in the proportion that each such holder's Trust Administrative Claim bears to the aggregate amount of all Allowed Trust Administrative Claims and the Face Amount of all Disputed Trust Administrative Claims, until all such Claims are satisfied in full;

               (c) third, to the Claim Account of each holder of a Trust Priority Claim Pro Rata in the proportion that each such holder's Trust Priority Claim bears to the aggregate amount of all Allowed Trust Priority Claims and the Face Amount of all Disputed Trust Priority Claims, until all such Claims are satisfied in full.

               (d) fourth, to the Claim Account of each holder of a Trust Tax Claim Pro Rata in the proportion that each such holder's Trust Tax Claim bears to the aggregate amount of all Allowed Trust Tax Claims and the Face Amount of all Disputed Trust Tax Claims, until all such Claims are satisfied in full; thereafter to the Allowed Administrative Claim of Gregory Bowers, until such Claim is satisfied in full;

               (e) fifth, to the Claim Account of each holder of a Claim of Class 2 Pro Rata in the proportion that each such holder's Class 2 Claim bears to the aggregate amount of all Class 2 Allowed Claims and the Face Amount of all Disputed Claims of Class 2.

          6.6.3 ALLOCATIONS OF NEW COMMON STOCK. With respect to each distribution of New Common Stock made to the holders of Class 2 Claims pursuant to the terms of Section X of the Plan and this Agreement, the Trustee will allocate the shares of New Common Stock held by the Liquidating Trust to the Claim Accounts of the holders of Class 2 Claims Pro Rata in the proportion that each such holder's Class 2 Claim bears to the aggregate amount of all Class 2 Allowed Claims and the Face Amount of the Disputed Claims of Class 2.

          6.6.4. REALLOCATION OF DISALLOWED CLAIM AMOUNTS. The Trustee will reallocate to other Claim Accounts (other than the Claim Accounts of holders of Claims whose distributions hereunder have bee limited or whose Claims have been equitably subordinated by order of the Court) such Distribution Amount previously allocated to any Claim Account on account of a Claim or portion thereof which has been disallowed as provided in Section 6.7 of this Agreement in the same manner as provided in Section 6.6.2 and 6.6.3., as applicable.

     6.7 DISTRIBUTIONS OF PROPERTY ALLOCATED TO DISPUTED CLAIMS. At such time as the Trustee compromises, settles or resolves all or any portion of a Disputed Claim, by Final order or otherwise (a "RESOLVED CLAIM"), the Trustee shall take the following actions with regard to the Distribution Amount allocated to the Claim Account established for that Resolved Claim (the "DISPUTED CLAIM DISTRIBUTION AMOUNT"): (i) distribute to the holder of the Resolved Claim the same portion of such Disputed Claim Distribution Amount as the portion, if any, of the Resolved Claim which is allowed; (ii) retain for that Claim Account the same portion, if any, of such Disputed Claim Distribution Amount as the portion of the Resolved Claim which remains Disputed; and (iii) reallocate to all other Claim Accounts pursuant to Section 6.6.4 the same portion of such Disputed Claim Distribution Amount as the portion, if any, of the Resolved Claim which was disallowed. Upon the final resolution of any Disputed Claim and the subsequent distribution or reallocation of the Disputed Claim Distribution Amount as herein provided, the Trustee shall adjust the Claims List to reflect the actions taken pursuant to this Section 6.7.

     6.8 FRACTIONAL DISTRIBUTIONS / NO FRACTIONAL SHARES. No distributions in fractions of hundredths of U.S. Dollars ($0.00's) (i.e., cents) shall be issued. If the Distribution Amount allocated to an Allowed Claim at the time of a distribution hereunder would include fractions of cents, the amount to be distributed to the holder of such Claim shall be rounded down to the highest integral number of cents in the applicable Claim Account, but such rounding down shall not affect such allocation (i.e., the retained fractional distribution amount will remain allocated to such holder's Claim Account). The aggregate amount of the retained fractional distributions from the Distribution Amount shall be retained in the Liquidating Trust by the Trustee and shall remain part of the liquidating Trust Estate. In the case of the Final Distribution only, the Trustee shall distribute any final remaining fractional amounts to the Liquidating Trust. No fractional shares of securities shall be issued and all fractional shares shall be rounded down to the nears whole share.

     6.9 ALLOCATION OF UNCLAIMED PROPERTY. If, in connection with any distribution under this Section 6, any Holder entitled to a distribution does not receive such attempted distribution for any reason, including without limitation, that the Holder is not at the address set forth in the Claims List, the Distribution Amount allocated to the Claim Account of such Holder shall remain part of the Liquidating Trust Estate and shall remain allocated to such Holder's Claim Account for one (1) year following the date of such attempted distribution. Nothing contained herein or in the Plan shall require the Trustee or the Liquidating Trust to attempt to locate any Holder, other than to mail distributions to the Holder's last known address as set forth on the Claims List.

     6.10 DISTRIBUTIONS OF UNCLAIMED PROPERTY. Unclaimed Property that is allocated to a Holder's Claim Account shall be distributed as follows:

          6.10.1 HOLDER LOCATED. If the Holder shall claim the property, then such property shall immediately be delivered to such Holder, as the case may be, by the Trustee, unless previously distributed in accordance with Section 6.10.2 or Section 6.10.3, as the case may be, in which case the Holder shall have no rights or recourse whatsoever against the Liquidating Trust Estate, the Trustee, or any agents or representatives thereof.

          6.10.2 REALLOCATION AND REDISTRIBUTION OF UNCLAIMED PROPERTY. All amounts allocated to a Claim Account which the Trustee has previously attempted to distribute and which remain unclaimed after the expiration of one (1) year following the date of the attempted distribution shall, in accordance with the Plan, be reallocated in the manner provided in Section 6.6.3 herein as if such amount had been allocated with respect to a Disallowed Claim and such amount shall be redistributed in accordance with Section 6 herein and the Plan. Each Claim with respect to such Unclaimed Property shall be treated as if it had been disallowed in its entirety, and the Claims List shall be adjusted accordingly.

          6.10.3 UNCLAIMED PROPERTY AFTER ATTEMPTED FINAL DISTRIBUTION. If any amounts allocated to a Claim Account in an attempted Final Distribution (defined in Section 6.11 hereafter) remain unclaimed after the expiration of one (1) year following the date of the attempted Final Distribution, such amounts shall be redistributed in accordance with Section 6.11 herein and the Plan. Each Claim with respect to such Unclaimed Property shall be treated as if it had been disallowed in its entirety and the Claims List shall be adjusted accordingly.

     6.11 FINAL DISTRIBUTION. Upon the final liquidation of all of the assets, rights and interest comprising the Liquidating Trust Estate (except for any New Common Stock held by the Liquidating Trust), and upon resolution of all outstanding objections to Disputed Claims, and in any event prior to the Termination Date (as defined in Section 6.13 hereof), the Trustee shall prepare final accounting of any and all Cash remaining in any accounts maintained by the Trustee on behalf of the Liquidating Trust, including the Trust Administrative Fund, or otherwise remaining in the Liquidating Trust Estate (the "FINAL CASH"). Once the amount of the Final Cash has been determined, the Trustee shall deduct any pay from the Final Cash any and all permitted costs, expenses and liabilities of the Liquidating Trust. The Trustee shall then allocate (and distribute in accordance with such allocations) the net remaining amount of the Final Cash (the "FINAL DISTRIBUTION") and any remaining shares of New Common Stock held by the Liquidating Trust as follows:

               6.11.1 (i) first, to the Claim Account of the holder of the Class 1 Secured Claim Cash sufficient to satisfy such Secured Claim in full;

               6.11.2 (ii) second, to the Claim Account of each holder of an Allowed Trust Administrative Claim, Cash sufficient to satisfy all such Claims in full;

               6.11.3 (iii) third, to the Claim Account of each holder of an Allowed Trust Priority Claim, Cash sufficient to satisfy all such Claims in full;

               6.11.4 (iv) fourth, to the Claim Account of each holder of an Allowed Trust Tax Claim, Cash sufficient to satisfy all such Claims in full;

               6.11.5 (v) fifth, to the Claim Account of each holder of an Allowed Claim in Class 2, Cash and New Common Stock Pro Rata in the proportion that each such holder's Allowed Class 2 Claim bears to the aggregate amount of all Class 2 Allowed Claims.

Upon the expiration of one (1) year following the date of an attempted Final Distribution, any remaining Unclaimed Property shall be reallocated and redistributed in accordance with this Section 6.11.

          6.12 NO DE MINIMIS DISTRIBUTIONS. With the exception of the Final Distribution, no distribution shall be made to a Holder with respect to amounts allocated to such Holder's Claim Account until the amount of the distribution shall exceed twenty-five dollars ($25.00). No distribution of New Common Stock shall be made to any Holder of an Allowed Claim of less than $769 as such a distribution would be de minimus.

          6.13 TERMINATION. The Liquidating Trust shall terminate upon the liquidation of all of the assets of the Liquidating Trust Estate and the distribution of the proceeds thereof to the Holders as set forth above, which date shall not be more than six (6) years from and after the Effective Date (the "TERMINATION Date"); provided, however, that if in the reasonable determination of the Trustee, in light of existing facts and circumstances, the liquidation of the Liquidating Trust Estate and the distribution of the proceeds thereof will not be completed prior to the Termination Date, then no more than ninety (90) days prior to the Termination Date, the Trustee may execute an amendment to this
Section 6.13 extending the Termination Date for an additional period of three
(3) years (the "EXTENSION PERIOD").

     7. OTHER DUTIES OF THE TRUSTEE.

          7.1 MANAGEMENT OF LIQUIDATING TRUST ESTATE. With respect to the assets of the Liquidating Trust Estate, if sufficient funds are available, the Trustee shall and is hereby directed to purchase and maintain in existence such insurance as the Trustee from time to time deems reasonable and appropriate to protect the interest of the Liquidating Trust, the Trustee, and the Holders in the assets of the Liquidating Trust Estate from any potential claims or liabilities relating thereto or the distribution thereof.

          7.2 TRUSTEE AS ADMINISTRATOR. For federal income tax purposes, the Trustee shall be the "Administrator" of the Liquidating Trust and shall fulfill the duties of an Administrator of a disputed ownership fund, including without limitation, those described in proposed Treasury Regulations section 1.468B-9(b)(1).

          7.3 NO IMPLIED DUTIES. The Trustee shall no manage, control, use, sell, dispose, collect or otherwise deal with the Liquidating Trust Estate or otherwise take any action hereunder except as expressly provided herein, and no implied duties or obligations whatsoever of the Trustee shall be read into this Agreement.

     8. CONCERNING THE TRUSTEE.

          8.1 ACCEPTANCE BY THE TRUSTEE. The Trustee accepts the Liquidating Trust hereby created for the benefit of the Holders and agrees to act as Trustee of the Liquidating Trust pursuant to the terms of this Agreement. The Trustee shall have and exercise the rights and powers herein granted and shall be charged solely with the performance of the duties herein declared on the part of the Trustee. The Trustee also agrees to receive and disburse all Cash actually received by him constituting part of the Liquidating Trust Estate pursuant to the terms of this Agreement and the Plan.

          8.2 [Intentional Omitted]

          8.3 DISCRETIONARY SUBMISSION OF QUESTIONS. Subject to the provisions of this Section 8, the Trustee, in his sole discretion and reasonable business judgment, may, but shall not be required to, submit to the Court, from time to time, any question or questions with respect to which the Trustee may desire to have explicit approval of the Court for the taking of any specific action proposed to be taken by the Trustee with respect to the Liquidating Trust Estate, or any part thereof, and the administration and distribution of the Liquidating Trust Estate. The written authorization of the Court set forth in a Final Order shall constitute approval by the Court of the proposed action to be taken by the Trustee. All costs and expenses incurred by the Trustee in the exercise of any right, power or authority conferred by this Section 8.3 shall be costs and reasonable expenses of the Liquidating Trust Estate.

          8.4 LIMITATION ON LIABILITY. The Trustee shall not be liable for any action taken or omitted by him in good faith and believed by him to be authorized hereby or within the rights or powers conferred upon him hereunder, or taken or omitted by him in accordance with advise of counsel (which counsel may be o f the Trustee's own choosing), and shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind unless caused by willful misconduct or gross negligence.

          8.5 DISCRETION OF THE TRUSTEE. The Trustee, within the limitations and restrictions expressed and imposed herein, may act freely under all or any of the rights, powers and authority conferred hereby, in all matters concerning the Liquidating Trust Estate, after forming his best reasonable business judgment based upon the circumstances of any particular question or situation as to the best course to pursue, without the necessity of obtaining the consent or permission or authorization of the Holders, the Debtor, the Court, or of any official or officer; and the rights, powers and authority conferred on the Trustee by this Agreement are conferred in contemplation of such freedom or reasonable business judgment and action within the limitations and restrictions so expressed and imposed; provided, however, that the Trustee shall no be liable for any error or exercise of judgment, unless it shall be proved that such Trustee was grossly negligent or acted in a manner which constituted willful misconduct.

          8.6 RELIANCE BY THE TRUSTEE.

               8.6.1 GENUINENESS OF DOCUMENTS. The Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, objection, order, judgment, decree, or other paper or document reasonably believed by him to be genuine and to have been signed, made, entered or presented by the proper party, parties, official, officials, entity or entities.

               8.6.2 RELIANCE ON CERTIFICATES OR OPINIONS. In the absence of gross negligence or willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, on any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement, but in the case of any such certificates or opinions that are specifically required to be furnished to the Trustee by any provision hereof, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

               8.6.3 RELIANCE ON COUNSEL. The Trustee may consult with legal counsel and with independent public accountants and other experts to be selected by him. In the absence of gross negligence or willful misconduct on the part of the Trustee, the Trustee shall not be liable for any action taken or for any omission made in reliance on any opinion or certification of such accountants or in accordance with the advise of such counsel or experts, provided that such accountants, counsel and experts were selected and retained with reasonable care.

          8.7 RELIANCE ON THE TRUSTEE. No person dealing with the Trustee shall be obligated to inquire into the expediency or propriety of any transaction or the right, power, or authority of the Trustee to enter into or consummate the same upon such terms as the Trustee may deem advisable. Persons dealing with the Trustee shall look only to the Liquidating Trust Estate to satisfy any liability incurred by the Trustee to such persons in carrying out the terms of this Agreement, and except as otherwise expressly provided herein, the Trustee shall have no personal, corporate or individual obligation to satisfy any such liability.

          8.8 INDEMNIFICATION.

               8.8.1 INDEMNIFICATION OF TRUSTEE AND AGENTS. The Trustee and his employees and agents shall be indemnified out of the Liquidating Trust Estate and to the full extent of the Liquidating Trust Estate against any and all liabilities and expenses (including attorney's fees), judgments, fines and amounts paid and actually and reasonably incurred by such person in connection with the defense or disposition of any threatened, pending, or completed action, suit or other proceeding whether civil, criminal, administrative, or investigative, by reason of his/its being or having been a Trustee, employee or agent; PROVIDED, HOWEVER that he shall not be entitled to have such indemnification in respect of any matter as to which he shall have been adjudicated to have acted in bad faith or with willful misconduct or gross negligence or in reckless disregard of his/its duties. The rights accruing to the Trustee, employee or agent under these provisions shall not exclude any other right to which he may be lawfully entitled.

               8.8.2 PAYMENT OF EXPENSES. The Trustee may make advance payments for expenses (including attorney's fees) incurred in defending any action, suit or proceeding referred to in Section 8.8.1, provided that the indemnified Trustee, employee or agent shall have given a written undertaking to repay any amount advanced to him and to reimburse the Settlement Trust in the event it is subsequently determined that he is not entitled to such indemnification.

               8.8.3 INSURANCE. The Trustee may purchase such insurance as he determines, in the exercise of his reasonable discretion, adequately insures that the Trustee, employees and agents of the Liquidating Trust shall be indemnified against any loss, liability or damage pursuant to Section 8.8.1.

          8.9 COSTS AND EXPENSES OF THE TRUSTEE. The Trustee shall pay out of the Liquidating Trust Estate all reasonable cost, expenses and obligations incurred by the Trustee in carrying out his duties under this Agreement or in any manner connected, incidental or related to the administration of the Liquidating Trust without application to or order of the Court including, without limitation:

               (a) any reasonable fees and expenses of attorneys, accountants, investment advisors, expert witnesses, insurance adjustors, property managers, realtors, brokers, professionals or other persons whom the Trustee may reasonably deem advisable to employ in connection with the Liquidating Trust, or on his own behalf in accordance with the terms of this Agreement; and

               (b) any taxes, charges and assessments which may be owed by, or levied or assessed against, the Liquidating Trust Estate or any property held in trust hereunder.

          8.10 RESIGNATION AND REMOVAL.

               8.10.1 RESIGNATION. The Trustee may resign and be discharged from any future obligations and liabilities hereunder by giving written notice thereof to the Court at least thirty (30) days prior to the effective date of such resignation. Such resignation shall become effective on the day specified in such notice.

               8.10.2 REMOVAL. The Trustee may be removed at any time, with or without cause, by Holders holding not less than two-thirds of the total Beneficial Interests in the Liquidating Trust. Upon any such removal, the removed Trustee shall be entitled to any and all reimbursement and indemnification set forth in this Agreement which remains due and owing to the Trustee at the time of such removal.

               8.10.3 APPOINTMENT OF SUCCESSOR TRUSTEE. If, at any time, the Trustee shall give notice of his intent to resign pursuant to Section 8.10.1 hereof or be removed or become incapable of acting, counsel to the Liquidating Trust shall provide notice thereof to the Court and to all Holders. Not later than thirty (30) days after the date of such notice, the Court shall designate a successor Trustee to act under this Agreement.

               8.10.4 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder in the form determined by counsel for the Liquidating Trustee and shall deliver counterparts thereof to the Court. Thereupon, such successor Trustee shall, without any further act, become vested with all of the estates, properties, rights, powers, trusts and duties of his predecessor in the Liquidating Trust hereunder with like effect as if originally named herein.

     9. SUPPLEMENTS AND AMENDMENTS TO THIS TRUST AGREEMENT.

          9.1 SUPPLEMENTS AND AMENDMENT. Subject to the provisions of Sections 2 and 9.2 hereof, at any time and from time to time, subject to approval by the Court if sought by the Trustee pursuant to Section 8.3 of this Agreement, the Trustee may execute a supplement or amendment hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Agreement, or amendments thereto, as specified in such vote or consent; provided, however, that no such supplement or amendment shall (i) require any Holder to furnish or advance funds to the Trustee or shall entail any additional personal liability or the surrender of any individual right on the part of any Holder except with the written consent of such Holder or (ii) without the consent of those Holders holding not less than two-thirds of the Beneficial Interests in the Liquidating Trust, change or modify the provisions for distribution of the Liquidating Trust Estate. In no event shall this Agreement be amended so as to change the purposes of the Liquidating Trust as set forth in Section 2.

          9.2 TRUSTEE, DECLINING TO EXECUTE DOCUMENTS. If, in the reasonable opinion of the Trustee, any document required to be executed pursuant to the terms of Section 9.1 hereof materially and adversely affects any immunity or indemnity in favor of the Trustee under this Agreement, the Trustee may in his discretion decline to execute such document.

          9.3 NOTICE OF FORM OF SUPPLEMENT AND AMENDMENTS REQUIRING VOTE OR CONSENT. A copy of each amendment or supplement (or a fair summary thereof) shall be furnished to the Holders promptly after the execution thereof, except that with respect to any proposed amendment or supplement for which the consent of the Holders is require, the form of such proposed supplement or amendment (or a fair summary thereof) shall be furnish to the Holders and such Holders approval thereof by vote or consent of the Holders shall be requested and obtained prior to the Trustee's execution of such proposed amendment or supplement.

          9.4 NOTICE AND EFFECT OF EXECUTED AMENDMENT. Upon the execution of any declaration of amendment or supplement, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Agreement of the trustee and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendment, and all the terms and conditions of any such amendment or supplement shall be thereby deemed to be part of the terms and conditions of this Agreement for any and all purposes.

     10. MISCELLANEOUS.

          10.1 TITLE TO LIQUIDATING TRUST ESTATE. No Holder shall have title to any part of the Liquidating Trust Estate. For federal income tax purposes and in accordance with Proposed Treasury Regulations section 1.468B-9(c)(1), the Liquidating Trust shall be treated as the owner of all assets that it holds.

          10.2 SALES OF ASSETS OF THE LIQUIDATING TRUST ESTATE. Any sale or other conveyance of any assets of the Liquidating Trust Estate, or part thereof, by the Trustee made in accordance with the terms of this Agreement shall bind the Holders and Class 10 Holder and shall be effective to transfer or convey all right, title and interest of the Trustees, the Holders and Class 10 Holder in and to such asset of the Liquidating Trust Estate.

          10.3 NOTICES. Unless otherwise expressly specified or permitted by the terms of the Plan or this Agreement, all notices shall be in writing and delivered by registered or certified mail, return receipt requested, or by a hand or by facsimile transmission (and confirmed by mail), in any such case addressed as follows:

         IF TO THE TRUSTEE:

         A. John A. Bryan, Jr.
         1801 Century Park East, Suite 1830
         Los Angeles, CA  90067
         Telephone:       (310) 777-8889
         Facsimile:       (310) 226-8553

         WITH A COPY TO:

         Levene, Neale, Bender, Rankin & Brill L.L.P.
         Attn:  Martin J Brill, Esq.
         1801 Avenue of the Stars, Suite 1120
         Los Angeles, CA  90067
         Telephone:       (310) 229-1234
         Facsimile:       (310) 229-1244

         If to the Debtor:

         A. John A. Bryan, Jr.
         1801 Century Park East, Suite 1830
         Los Angeles, CA  90067
         Telephone:       (310) 777-8889
         Facsimile:       (310) 226-8553

and if to any Holder, addressed to its latest mailing address reflected on the Claims List.

          10.4 SEVERABILITY. In the event any provision of this Agreement or the application thereof to any person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

          10.5 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

          10.6 BINDING AGREEMENT. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Trustee and his respective successors and assigns, and any successor Trustee provided for in
Section 8.10, and his respective successors and assigns, and the Holders, and their respective personal representatives, successors and assigns. Any request, notice, direction, consent, waiver or other instrument or action by any party hereto, any Holder or Class 10 Holder shall bind their respective heirs, personal representatives, successors and assigns.

          10.7 LIABILITY OF THE LIQUIDATING TRUST. Liabilities of the Liquidating Trust are to be satisfied in all events (including the exhaustion of the Liquidating Trust Estate) exclusively from the Liquidating Trust Estate and such liabilities are not to attach to or be paid from any amounts distributed to the Holders, regardless of the time at which such distribution took place, or from the assets of the Holders.

          10.8 HEADINGS. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          10.9 CONSTRUCTION. Except where the context otherwise requires, words importing the masculine gender shall include the feminine and the neuter, if appropriate; words importing the singular number shall include the plural number and vice versa; and words importing persons shall include partnerships, associations, and corporations.

          10.10 GOVERNING LAW. This Agreement including all matters of construction, validity and performance hereof, shall in all respects be governed by, and construed and interpreted in accordance with the internal laws of the State of California.

          10.11 CONSTRUCTION WITH THE PLAN. The Plan is hereby incorporated fully by reference and is made a part hereof for all purposes. In the event of any inconsistency or conflict between the terms, conditions, definitions and provision of this Agreement and the terms, conditions and provisions of the Plan, the terms, conditions, definitions and provisions of the Plan shall control.

          10.12 SUBJECT TO BANKRUPTCY COURT'S JURISDICTION. The Court shall retain jurisdiction over this Liquidating Trust, the Liquidating Trust Estate, the Trustee and the Debtor to: (a) ensure that the provisions of this Agreement are complied with; and (b) issue any and all orders and take other actions necessary to implement this Agreement. Such jurisdiction shall include, without limitation, the jurisdiction contemplated by section 1142 of the Code.

          10.13 Intention of the Parties. The Debtor, the Holders, and the Trustee hereby express their intent to create and maintain the Liquidating Trust as a disputed ownership fund for federal income tax purposes in accordance with proposed Treasury Regulation section 1.468B-9.

          IN WITNESS WHEREOF, the parties have executed or have hereunto caused this Agreement to be duly executed, as of the day and year first above written.

                  DEBTOR:

                  CETALON CORPORATION, INC.


                  By:       /s/ A. John A. Bryan, Jr.
                              --------------------------------
                  Name:  A. JOHN A. BRYAN, JR.
                  Title:    Chief Executive Officer

                  TRUSTEE:

                  CETALON CORPORATION LIQUIDATING TRUST

                  By:      A. JOHN A. BRYAN, JR., not in his corporate
                              Capacity, but solely as Trustee of the Liquidating Trust

                  By:       /s/ A. John A. Bryan, Jr.
                              --------------------------------
                  Name:  A. JOHN A. BRYAN, JR.

                                PROOF OF SERVICE

                   STATE OF CALIFORNIA, COUNTY OF LOS ANGELES

         I am an employee in the County of Los Angeles, State of California. I am over the age of 18 and am not a party to the within action; my business address is: 1801 Avenue of the Stars, Suite 1120, Los Angeles, California 90067.

On December 1, 2003, I served the foregoing document (s) described as:

DISCLOSURE STATEMENT AND PLAN OF REORGANIZATION FOR CETALON CORPORATION, INC.

On the interest parties in this action by placing a true copies thereof, enclosed in sealed envelopes, with first class postage thereon fully prepaid, in the United States mail at Los Angeles, California, addressed as follows:

                       OFFICE OF THE UNITED STATES TRUSTEE
                        SECURITIES & EXCHANGE COMMISSION
                   MEMBERS OF THE OFFICIAL CREDITORS COMMITTEE
                        PARTIES REQUESTING SPECIAL NOTICE
                               (SEE ATTACHED LIST)

X _ (By Mail) I caused such envelopes with postage thereon, fully prepaid to be placed in the Untied State mail. Executed on December 1, 2003, at Los Angeles, California.

X _ (Federal) I declare that I am an employee in the offices of a member of the State Bar of this Court at whose direction the service was made.

I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

                                            By: /s/ Marguerite Hardin
                                               -----------------------
                                                    Marguerite Hardin